As filed with the Securities and Exchange Commission on August 20, 2007

UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF
REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-4255

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST

(Exact Name of the Registrant as Specified in Charter)

605 Third Avenue, 2nd Floor
New York, New York 10158-0180

(Address of Principal Executive Offices - Zip Code)

Peter E. Sundman, Chief Executive Officer
Neuberger Berman Advisers Management Trust
605 Third Avenue, 2nd Floor
New York, New York 10158-0180

Jeffrey S. Puretz, Esq.
Dechert LLP
1775 I Street, N.W.
Washington, D.C. 20006

(Names and Addresses of agents for service)

Registrant’s Telephone Number, including area code: (212) 476-8800

Date of fiscal year end: December 31

Date of reporting period: June 30, 2007

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (the “Act”)(17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. Section 3507.

ITEM 1.                  REPORTS TO SHAREHOLDERS

The following are copies of the semi-annual reports transmitted to shareholders pursuant to Rule 30e-1 under the Act.

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Partners
Portfolio®

B0737  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Partners Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Partners Portfolio performed well in the first half of 2007, delivering a solidly positive return and beating its S&P 500 and Russell 1000® Value Index benchmarks. Our holdings outperformed in six of ten sectors, more than doubling benchmark sector returns in Materials, Industrials, Consumer Staples, and Utilities. The portfolio's overweight in the four top-performing S&P 500 sectors also contributed to relative performance.

Highlighted by the strong performance of National-Oilwell Varco, Valero Energy Corp., and Canadian Natural Resources, the portfolio's Energy holdings made the largest total contribution to portfolio returns. The excellent performance of commodities companies Freeport-McMoRan Copper & Gold Inc., and United States Steel Corporation, contributed to superior returns in the Materials sector. Caterpillar, Terex and Joy Global showed excellent relative performance in the Industrial sector, while big gains in NRG Energy Inc. and TXU Corp. produced strong relative returns in the Utilities sector.

Despite recent years' strong performance, we still have a positive view of the Energy sector. These stocks are favored by strong global demand combined with supply constraints resulting from periodic political disruptions in oil producing nations, rising exploration and production costs, and declining production in giant oil fields around the world. These forces, in our view, should keep oil prices at levels that will support energy company earnings. In addition, limited refining capacity, difficulty in securing permits, and the high cost of building new refineries should maintain high margins for refiners. Materials stocks should continue to benefit from strong demand resulting from synchronized global growth and rapidly expanding emerging market economies. Increased global investment in energy facilities, mining infrastructure, and non-residential construction should support industrial equipment company profits. Finally, Utilities should benefit from the tightening power supply/demand balance in the U.S.

Exposure to homebuilder stocks was primarily responsible for our poor showing in the Consumer Discretionary sector during the six-month reporting period. In fact, five homebuilders (Hovnanian Enterprises, Centex Corp., Lennar Corp., D. R. Horton, and KB Home) appeared on our bottom-ten contributors list. In our opinion, modestly higher mortgage rates and concerns over the financial health of subprime lenders has delayed rather than derailed a recovery in housing. We currently expect continued strong job growth to reinvigorate housing demand and reduce homebuilders' inventories during the second half of this year. With homebuilder stocks now selling at book value, we currently believe that all of the bad news is fully discounted while the upside potential of a potentially firming housing market is being ignored.

Information Technology (IT) was the only other sector in which the portfolio materially lagged, with Lexmark, a leading computer printer, showing the worst single tech performance. The company has been working through company specific problems and appears to be making some headway. However, we sold the position shortly after the close of the reporting period. At present, the portfolio is underweight in IT, but that may change as we are seeing more high quality tech companies come into our value range.

Looking ahead, we believe that investors may be underestimating the growth prospects for the U.S. and global economies. A second-half recovery in housing could help push U.S. GDP growth back into the 3% range. Consequently, we have maintained positions in high quality companies in cyclical sectors such as Materials, Industrials and Consumer Discretionary. Driven by ongoing rapid economic expansion in emerging markets such as China and India, and steady growth in Europe, international economic growth will, we believe, be even stronger. Consequently, we find U.S.

1

Partners Portfolio Manager's Commentary cont'd

domiciled companies with strong international footprints especially compelling.

Volatility has returned to the stock market. As such, investors may have to deal with erratic market behavior going forward. However, we believe that if we maintain a portfolio of low price/earnings ratio, low debt, high profit margin companies with defensible business models, we can continue to generate attractive long-term returns.

In closing, we are pleased to have delivered superior performance in the first half of 2007. We will strive to build on the portfolio's gains over the balance of 2007 and in the years ahead.

Sincerely,

S. BASU MULLICK
PORTFOLIO MANAGER

Industry Diversification

(% of Total Net Assets)

Auto Related	1.6%
Banking & Financial	4.9
Coal	1.4
Defense	1.5
Electric Utilities	4.5
Energy	1.5
Energy Services & Equipment	1.5
Financial Services	3.8
Food & Beverage	3.8
Health Care	6.6
Home Builders	9.3
Industrial	4.9
Insurance	7.0
Machinery & Equipment	6.1
Materials	4.2%
Metals	3.1
Oil & Gas	11.9
Oil Services	1.4
Pharmaceutical	2.0
Retail	4.9
Software	6.6
Steel	1.5
Technology	2.4
Transportation	1.5
Wireless Telecommunications Services	1.2
Short-Term Investments	5.3
Liabilities, less cash, receivables and other assets	(4.4)

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  21.31%, 14.30% and 8.12% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represents past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Partners Portfolio.

  2.  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of the leading companies in leading industries. The Russell 1000® Index measures the performance of the 1,000 largest companies in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization). The Russell 1000® Index represents approximately 90% of the total market capitalization of the Russell 3000® Index. The Russell 1000® Value Index measures the performance of those Russell 1000® companies with lower price-to-book ratios and lower forecasted growth values. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Partners Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07
Class I	$1,000.00	$1,088.80	$4.69
Hypothetical (5% annual return before expenses) **
Class I	$1,000.00	$1,020.30	$4.54

  *  Expenses are equal to the annualized expense ratio of .91%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Partners Portfolio

Number of Shares		Market Value†
Common Stocks (99.1%)
Auto Related (1.6%)
171,700	Harley-Davidson	$10,235,037
Banking & Financial (4.9%)
310,998	Countrywide Financial	11,304,777
139,900	Merrill Lynch	11,692,842
150,900	MGIC Investment	8,580,174
		31,577,793
Coal (1.4%)
137,600	Arch Coal	4,788,480	È
88,000	Peabody Energy	4,257,440	È
		9,045,920
Defense (1.5%)
95,200	L-3 Communications Holdings	9,271,528
Electric Utilities (4.5%)
151,500	FirstEnergy Corp.	9,806,595
130,400	Mirant Corp.	5,561,560	*
314,100	NRG Energy	13,057,137	*
		28,425,292
Energy (1.5%)
106,400	Suncor Energy	9,567,488
Energy Services & Equipment (1.5%)
274,200	Halliburton Co.	9,459,900	È
Financial Services (3.8%)
63,600	Goldman Sachs Group	13,785,300
126,400	Morgan Stanley	10,602,432
		24,387,732
Food & Beverage (3.8%)
415,900	ConAgra, Inc.	11,171,074
535,700	Constellation Brands	13,006,796	*
		24,177,870
Health Care (6.6%)
208,500	Boston Scientific	3,198,390	*
180,000	Medtronic, Inc.	9,334,800
237,000	UnitedHealth Group	12,120,180
99,800	WellPoint Inc.	7,967,034	*
115,800	Zimmer Holdings	9,830,262	*
		42,450,666
Home Builders (9.3%)
245,500	Centex Corp.	9,844,550
527,066	D.R. Horton	10,504,425	È
368,000	Hovnanian Enterprises	6,083,040	*È
275,000	KB HOME	10,826,750
248,300	Lennar Corp. Class A	9,077,848
18,900	NVR, Inc.	12,847,275	*
		59,183,888
Industrial (4.9%)
214,900	Chicago Bridge & Iron	8,110,326
247,300	General Electric	9,466,644
77,400	McDermott International	6,433,488	*
209,200	Owens Corning	7,035,396	*
		31,045,854

Number of Shares		Market Value†
Insurance (7.0%)
242,700	Aetna Inc.	$11,989,380
187,200	American International Group	13,109,616
3,880	Berkshire Hathaway Class B	13,987,400	*
57,900	Hartford Financial Services Group	5,703,729
		44,790,125
Machinery & Equipment (6.1%)
157,200	Caterpillar Inc.	12,308,760
229,650	Joy Global	13,395,485
162,800	Terex Corp.	13,235,640	*
		38,939,885
Materials (4.2%)
233,430	Cemex SAB de C.V. ADR	8,613,567	*
193,000	Teck Cominco Class B	8,202,500
169,900	Xstrata PLC	10,114,586
		26,930,653
Metals (3.1%)
185,100	Freeport-McMoRan Copper & Gold	15,329,982
310,000	Sterlite Industries (India) ADR	4,547,700	*
		19,877,682
Oil & Gas (11.9%)
170,900	Canadian Natural Resources	11,339,215
184,900	Denbury Resources	6,933,750	*
87,600	EOG Resources	6,400,056
66,800	Exxon Mobil	5,603,184
110,000	Noble Corp.	10,727,200
72,200	Petroleo Brasileiro ADR	8,755,694
102,000	Quicksilver Resources	4,547,160	*È
101,400	Southwestern Energy	4,512,300	*
364,145	Talisman Energy	7,038,923
55,200	Valero Energy	4,077,072
95,733	XTO Energy	5,753,553
		75,688,107
Oil Services (1.4%)
84,500	National-Oilwell Varco	8,808,280	*
Pharmaceutical (2.0%)
174,200	Shire PLC ADR	12,913,446
Retail (4.9%)
166,900	Best Buy	7,789,223
130,800	J.C. Penney	9,467,304
174,800	Macy's Inc.	6,953,544
250,200	TJX Cos.	6,880,500
		31,090,571
Software (6.6%)
412,500	Activision, Inc.	7,701,375	*
327,200	Check Point Software Technologies	7,463,432	*
281,500	Microsoft Corp.	8,295,805
472,200	Oracle Corp.	9,307,062	*
477,757	Symantec Corp.	9,650,691	*
		42,418,365

See Notes to Schedule of Investments
5

Schedule of Investments Partners Portfolio cont'd

Number of Shares		Market Value†
Steel (1.5%)
88,500	United States Steel	$9,624,375
Technology (2.4%)
127,500	Lexmark International Group	6,287,025	*
231,700	Texas Instruments	8,718,871
		15,005,896
Transportation (1.5%)
106,350	Frontline Ltd.	4,888,372	È
159,448	Ship Finance International	4,732,417	È
		9,620,789
Wireless Telecommunications Services (1.2%)
147,500	China Mobile ADR	7,950,251
	Total Common Stocks (Cost $458,726,412)	632,487,393
Short-Term Investments (5.3%)
4,126,278	Neuberger Berman Prime Money Fund Trust Class	4,126,278	@
29,750,593	Neuberger Berman Securities Lending Quality Fund, LLC	29,750,593	‡
Total Short-Term Investments (Cost $33,876,871)		33,876,871	#
Total Investments (104.4%) (Cost $492,603,283)		666,364,264	##
Liabilities, less cash, receivables and other assets [(4.4%)]		(28,104,633)
Total Net Assets (100.0%)		$638,259,631

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Schedule of Investments Partners Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Partners Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $493,995,392. Gross unrealized appreciation of investments was $187,803,776 and gross unrealized depreciation of investments was $15,434,904, resulting in net unrealized appreciation of $172,368,872, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements
7

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Partners Portfolio
Assets
Investments in securities, at market value*† (Notes A & F )—see Schedule of Investments:
Unaffiliated issuers	$632,487,393
Affiliated issuers	33,876,871
666,364,264
Dividends and interest receivable	479,764
Receivable for securities sold	10,560,122
Receivable for Fund shares sold	102,731
Receivable for securities lending income (Note A)	144,802
Prepaid expenses and other assets	22,773
Total Assets	677,674,456
Liabilities
Due to custodian	23,235
Payable for collateral on securities loaned (Note A)	29,750,593
Payable for securities purchased	8,685,715
Payable for Fund shares redeemed	290,738
Payable to investment manager—net (Notes A & B)	285,629
Payable to administrator (Note B)	162,346
Payable for securities lending fees (Note A)	135,019
Accrued expenses and other payables	81,550
Total Liabilities	39,414,825
Net Assets at value	$638,259,631
Net Assets consist of:
Paid-in capital	$352,395,572
Undistributed net investment income (loss)	5,103,793
Accumulated net realized gains (losses) on investments	106,998,042
Net unrealized appreciation (depreciation) in value of investments	173,762,224
Net Assets at value	$638,259,631
Shares Outstanding ($.001 par value; unlimited shares authorized)	27,702,637
Net Asset Value, offering and redemption price per share	$23.04
†Securities on loan, at market value:
Unaffiliated issuers	$28,476,175
*Cost of investments:
Unaffiliated issuers	$458,726,412
Affiliated issuers	33,876,871
Total cost of investments	$492,603,283

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Partners Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$4,016,156
Interest income—unaffiliated issuers	878
Income from securities loaned—net (Note F)	56,711
Income from investments in affiliated issuers (Note F)	139,134
Foreign taxes withheld	(83,225)
Total income	4,129,654
Expenses:
Investment management fees (Notes A & B)	1,661,323
Administration fees (Note B)	941,006
Audit fees	19,157
Custodian fees (Note B)	92,635
Insurance expense	12,730
Legal fees	70,728
Shareholder reports	45,988
Trustees' fees and expenses	11,962
Miscellaneous	20,786
Total expenses	2,876,315
Investment management fees waived (Note A)	(2,180)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(33,756)
Total net expenses	2,840,379
Net investment income (loss)	1,289,275
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	48,199,134
Foreign currency	43,516
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,854,107
Foreign currency	(4,318)
Net gain (loss) on investments	52,092,439
Net increase (decrease) in net assets resulting from operations	$53,381,714

See Notes to Financial Statements
9

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Partners Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,289,275	$3,830,001
Net realized gain (loss) on investments	48,242,650	59,154,630
Change in net unrealized appreciation (depreciation) of investments	3,849,789	8,872,020
Net increase (decrease) in net assets resulting from operations	53,381,714	71,856,651
Distributions to Shareholders From (Note A):
Net investment income	—	(4,491,484)
Net realized gain on investments	—	(69,178,673)
Total distributions to shareholders	—	(73,670,157)
From Fund Share Transactions (Note D):
Proceeds from shares sold	36,115,162	85,548,617
Proceeds from reinvestment of dividends and distributions	—	73,670,157
Payments for shares redeemed	(82,440,237)	(258,207,711)
Net increase (decrease) from Fund share transactions	(46,325,075)	(98,988,937)
Net Increase (Decrease) in Net Assets	7,056,639	(100,802,443)
Net Assets:
Beginning of period	631,202,992	732,005,435
End of period	$638,259,631	$631,202,992
Undistributed net investment income (loss) at end of period	$5,103,793	$3,814,518

See Notes to Financial Statements
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Statements  Partners Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Partners Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlement of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2007 was $231,973.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

11

Notes to Financial Statements Partners Portfolio cont'd

companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

		Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2006	2005	2006	2005	2006	2005
$11,894,519	$6,487,803	$61,775,638	$150,568	$73,670,157	$6,638,371

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$5,917,490	$58,337,153	$168,227,702	$–	$232,482,345

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

  9  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  10  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $56,711, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $1,282,376 in income earned on cash collateral and guaranteed amounts (including approximately $1,220,680 of interest income earned from the Quality Fund and $61,696 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $1,225,665 (including approximately $83,820 retained by Neuberger).

  11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in the Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management

13

Notes to Financial Statements Partners Portfolio cont'd

fees waived under this Arrangement amounted to $2,180 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $139,134 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund for its operating expenses (excluding fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Management under this agreement. At June 30, 2007, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $32,107.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $1,649.

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $118,951,789 and $162,405,011, respectively.

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $294,001, of which Neuberger received $0, Lehman Brothers Inc. received $42,064, and other brokers received $251,937.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and for the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2007	2006
Shares Sold	1,596,588	3,869,168
Shares Issued on Reinvestment of Dividends and Distributions	—	3,702,018
Shares Redeemed	(3,724,144)	(11,930,502)
Total	(2,127,556)	(4,359,316)

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes.

15

Notes to Financial Statements Partners Portfolio cont'd

Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	7,244,235	68,586,793	71,704,750	4,126,278	$4,126,278	$139,134
Neuberger Berman Securities Lending Quality Fund, LLC ***	45,640,511	232,117,517	248,007,435	29,750,593	29,750,593	1,220,680
Total					$33,876,871	$1,359,814

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Financial Highlights Partners Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2007		2006	2005	2004	2003	2002 (Unaudited)
Net Asset Value, Beginning of Period	$21.16		$21.41	$18.32	$15.40	$11.40	$15.10
Income From Investment Operations:
Net Investment Income (Loss)‡	.04		.12	.14	.17	.00	.01
Net Gains or Losses on Securities (both realized and unrealized)	1.84		2.33	3.15	2.75	4.00	(3.64)
Total From Investment Operations	1.88		2.45	3.29	2.92	4.00	(3.63)
Less Distributions From:
Net Investment Income	—		(.16)	(.19)	(.00)	—	(.07)
Net Capital Gains	—		(2.54)	(.01)	—	—	—
Total Distributions	—		(2.70)	(.20)	(.00)	—	(.07)
Net Asset Value, End of Period	$23.04		$21.16	$21.41	$18.32	$15.40	$11.40
Total Return††	+8.88	%**	+12.24%	+18.04%	+18.98%	+35.09%	-24.14%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$638.3		$631.2	$732.0	$589.8	$669.6	$522.6
Ratio of Gross Expenses to Average Net Assets#	.92	%*	.91%	.90%	.91%	.91%	.91%
Ratio of Net Expenses to Average Net Assets	.91	%*§	.91%§	.89%§	.89%§	.90%§	.91%
Ratio of Net Investment Income (Loss) to Average Net Assets	.41	%*	.57%	.70%	1.05%	.01%	.05%
Portfolio Turnover Rate	19	%**	36%	58%	71%	76%	53%

See Notes to Financial Highlights
17

Notes to Financial Highlights Partners Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2007	2006	2005	2004	2003
0.91%	0.91%	0.89%	0.90%	0.90%

*  Annualized.

**  Not annualized.

18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

19

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Regency
Portfolio®

C0244  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Regency Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Regency Portfolio performed well in the first half of 2007, delivering a solid return and outpacing its Russell Midcap® Value Index benchmark. Stock selection in the Materials, Industrials and Utilities sectors deserves much of the credit for the portfolio's superior return. Relative performance also benefited from significant overweights in Energy and Industrials, two of the top three performing benchmark sectors.

Freeport-McMoRan Copper & Gold Inc., iron ore producer Cleveland-Cliffs, and United States Steel Corporation were at the very top of our top-ten contributors list and were the primary reason our Materials holdings doubled the return from the corresponding benchmark sector. The portfolio was more than double-weighted in the Energy sector and, although no energy companies appeared on our top ten list, collectively they were substantial performance contributors. Chicago Bridge & Iron, a leading builder of liquid natural gas storage facilities, terminals and ships, was our best performer in the Industrials sector. The portfolio was underweight in Utilities, but the excellent performance of NRG Energy and Mirant Corp. helped nearly triple the return from the benchmark's Utilities sector.

Despite strong performance over the last year, we still think that select Materials stocks represent good value. Synchronized global growth and the rapid industrialization of emerging market economies including the "BRIC" nations (Brazil, Russia, India and China) should sustain strong demand for raw materials. We currently continue to favor Energy as well. Over the longer term, we believe that growth in global demand will exceed growth in supply, which will be restrained by periodic political disruptions in leading oil producing nations, the high and rising cost of finding and producing more oil, and the decline in production from giant oil fields around the world. We favor independent exploration and production companies, oil services firms and refiners, which we currently believe will continue to enjoy high profit margins resulting from constrained capacity. Although Utilities do not constitute a growth industry, we currently believe that power generators, in particular, should benefit from a tightening supply/demand balance.

During the six-month reporting period, the portfolio materially underperformed in the Consumer Discretionary and Financials sectors. The sell-off in homebuilder stocks including portfolio holdings Hovnanian Enterprises, Meritage Homes Corp., Centex Corp., Lennar Corp., and KB Home, was primarily responsible for the negative return of our Consumer Discretionary sector investments. The homebuilders had performed quite well from their July 2006 bottom through February 2007. However, in March, higher mortgage rates and concern about rising sub-prime mortgage delinquencies stalled the rally and, over the next four months, homebuilder stocks gave back all of the ground gained during their initial recovery. However, the stocks sell at very reasonable valuations, with bad news already reflected in their stock prices. If, as we anticipate, strong job growth revives housing demand and homebuilder inventories are worked down in the second half of 2007, we currently believe that these stocks can make another good run.

Our primary disappointments in the Financials sector, IndyMac Bancorp, Bear Stearns, and MGIC Investment Corp., were also victims of problems in the subprime mortgage market. A portion of IndyMac's loan portfolio was in sub-prime mortgages, two of Bear Stearns' hedge funds were heavily invested in packaged sub-prime loans, and MGIC is a mortgage insurer. We think all three of these quality companies will recover effectively from the sub-prime lending fallout and regain investor interest.

Looking ahead, we currently expect that U.S. GDP growth will reaccelerate in second half 2007, helped in part by a firming housing market. As such, as of June 30, we are maintaining exposure to cyclical sectors such as Materials, Industrials, Consumer Discretionary and Information Technology. We think that despite recent monetary tightening overseas, international economic growth will be even stronger, with emerging market economies expanding their role on the global

1

Regency Portfolio Manager's Commentary cont'd

economic stage. Consequently, we are biased toward U.S. based multinationals with substantial international operations.

Recently, the stock market has become more volatile, with big short-term moves both negative and positive. All investors, including yours truly, will have to live with the daily market drama. However, we believe that our portfolio of financially strong, highly profitable, well-established companies trading at below market valuations will continue to produce good long-term returns.

Sincerely,

S. BASU MULLICK
PORTFOLIO MANAGER

Industry Diversification

(% of Total Net Assets)

Aerospace	3.3%
Auto Related	2.5
Banking & Financial	5.5
Coal	1.3
Communications Equipment	1.1
Consumer Discretionary	1.1
Defense	1.4
Electric Utilities	8.7
Financial & Insurance	0.5
Financial Services	1.9
Food & Beverage	6.3
Health Care	0.9
Home Builders	7.2
Industrial	3.9
Insurance	6.6
Machinery & Equipment	4.1
Manufacturing	1.0
Metals	4.8%
Oil & Gas	7.4
Oil Services	1.0
Pharmaceutical	2.8
Real Estate	5.9
Retail	4.5
Semiconductors	2.8
Software	3.4
Steel	2.4
Technology	1.2
Transportation	0.9
Utilities	0.4
Utilities, Electric & Gas	3.1
Short-Term Investments	17.2
Liabilities, less cash, receivables and other assets	(15.1)

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  For Class I, 19.13%, 14.99% and 12.73% were the average annual total returns for the 1- and 5-year and since inception (08/22/01) periods ended June 30, 2007. For Class S, 18.81%, 14.89% and 12.65% were the average annual total returns for the 1- and 5-year and since inception (08/22/01) periods ended June 30, 2007. Performance shown prior to April 29, 2005, for the Class S shares is that of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Regency Portfolio.

  2.  The Russell Midcap® Value Index measures the performance of those Russell Midcap® Index companies with lower price-to-book ratios and lower forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Regency Portfolio

Actual Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07	Expense Ratio
Class I $1,000.00	$1,093.80	$4.80	.92%
Class S $1,000.00	$1,091.60	$6.08	1.17%
Hypothetical (5% annual return before expenses)**
Class I $1,000.00	$1,020.21	$4.63	.92%
Class S $1,000.00	$1,018.98	$5.87	1.17%

  *  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Regency Portfolio

Number of Shares		Market Value†
Common Stocks (97.9%)
Aerospace (3.3%)
125,500	Embraer-Empresa Brasileira de Aeronautica ADR	$6,050,355	È
169,600	Spirit Aerosystems Holdings Class A	6,114,080	*
		12,164,435
Auto Related (2.5%)
93,450	Advance Auto Parts	3,787,529
94,500	Harley-Davidson	5,633,145
		9,420,674
Banking & Financial (5.5%)
190,900	Colonial BancGroup	4,766,773	È
166,800	IndyMac Bancorp	4,865,556	È
100,900	MGIC Investment	5,737,174	È
114,100	PMI Group	5,096,847
		20,466,350
Coal (1.3%)
74,600	Arch Coal	2,596,080
42,800	Peabody Energy	2,070,664
		4,666,744
Communications Equipment (1.1%)
227,200	Arris Group	3,996,448	*È
Consumer Discretionary (1.1%)
35,000	Whirlpool Corp.	3,892,000
Defense (1.4%)
53,800	L-3 Communications Holdings	5,239,582
Electric Utilities (8.7%)
194,800	DPL Inc.	5,520,632
56,500	Edison International	3,170,780
111,200	FirstEnergy Corp.	7,197,976
122,400	Mirant Corp.	5,220,360	*
144,800	NRG Energy	6,019,336	*
112,400	PPL Corp.	5,259,196
		32,388,280
Financial & Insurance (0.5%)
38,100	StanCorp Financial Group	1,999,488
Financial Services (1.9%)
50,700	Bear Stearns	7,098,000
Food & Beverage (6.3%)
274,000	ConAgra, Inc.	7,359,640
315,500	Constellation Brands	7,660,340	*È
179,800	Smithfield Foods	5,536,042	*
114,200	Tyson Foods	2,631,168
		23,187,190
Health Care (0.9%)
60,800	Coventry Health Care	3,505,120	*

Number of Shares		Market Value†
Home Builders (7.2%)
113,000	Centex Corp.	$4,531,300	È
191,700	Hovnanian Enterprises	3,168,801	*È
113,300	KB HOME	4,460,621	È
98,600	Lennar Corp. Class A	3,604,816
150,500	Meritage Homes	4,025,875	*È
8,100	NVR, Inc.	5,505,975	*
35,100	Ryland Group	1,311,687	È
		26,609,075
Industrial (3.9%)
172,700	Chicago Bridge & Iron	6,517,698
64,200	McDermott International	5,336,304	*
84,100	Walter Industries	2,435,536
		14,289,538
Insurance (6.6%)
111,500	Aetna Inc.	5,508,100
127,200	CIGNA Corp.	6,642,384
162,100	Endurance Specialty Holdings	6,490,484	È
248,300	Fidelity National Financial Class A	5,884,710	È
		24,525,678
Machinery & Equipment (4.1%)
139,850	Joy Global	8,157,450
87,100	Terex Corp.	7,081,230	*
		15,238,680
Manufacturing (1.0%)
65,300	Ingersoll-Rand	3,579,746
Metals (4.8%)
101,300	Freeport-McMoRan Copper & Gold	8,389,666
241,000	Sterlite Industries (India) ADR	3,535,470	*
137,500	Teck Cominco Class B	5,843,750
		17,768,886
Oil & Gas (7.4%)
74,200	Canadian Natural Resources	4,923,170
115,100	Denbury Resources	4,316,250	*
56,500	Noble Corp.	5,509,880
54,900	Quicksilver Resources	2,447,442	*È
60,100	Southwestern Energy	2,674,450	*
26,500	Sunoco, Inc.	2,111,520
135,065	Talisman Energy	2,610,806
47,176	XTO Energy	2,835,278
		27,428,796
Oil Services (1.0%)
71,500	Oceaneering International	3,763,760	*
Pharmaceutical (2.8%)
118,700	Endo Pharmaceuticals Holdings	4,063,101	*
87,300	Shire PLC ADR	6,471,549
		10,534,650

See Notes to Schedule of Investments
5

Schedule of Investments Regency Portfolio cont'd

Number of Shares		Market Value†
Real Estate (5.9%)
216,600	Annaly Mortgage Management	$3,123,372
88,400	Colonial Properties Trust	3,222,180
61,900	Developers Diversified Realty	3,262,749
106,100	First Industrial Realty Trust	4,112,436
138,800	iStar Financial	6,153,004
57,100	Ventas, Inc.	2,069,875	È
		21,943,616
Retail (4.5%)
77,000	Aeropostale, Inc.	3,209,360	*
170,300	Circuit City Stores	2,568,124
194,200	Liz Claiborne	7,243,660	È
135,000	TJX Cos.	3,712,500
		16,733,644
Semiconductors (2.8%)
96,100	Avnet, Inc.	3,809,404	*
177,400	International Rectifier	6,609,924	*
		10,419,328
Software (3.4%)
215,500	Activision, Inc.	4,023,385	*
138,900	Check Point Software Technologies	3,168,309	*
261,400	Take-Two Interactive Software	5,220,158	*È
		12,411,852
Steel (2.4%)
45,800	Cleveland-Cliffs	3,557,286
48,300	United States Steel	5,252,625
		8,809,911
Technology (1.2%)
90,100	Lexmark International Group	4,442,831	*
Transportation (0.9%)
117,850	Ship Finance International	3,497,788	È
Utilities (0.4%)
34,800	National Fuel Gas	1,507,188	È
Utilities, Electric & Gas (3.1%)
41,100	AGL Resources	1,663,728
104,800	Atmos Energy	3,150,288
77,700	Constellation Energy Group	6,773,109
		11,587,125
	Total Common Stocks (Cost $314,988,101)	363,116,403

Number of Shares		Market Value†
Short-Term Investments (17.2%)
7,070,228	Neuberger Berman Prime Money Fund Trust Class	$7,070,228	@
56,613,649	Neuberger Berman Securities Lending Quality Fund, LLC	56,613,649	‡
Total Short-Term Investments (Cost $63,683,877)		63,683,877	#
Total Investments (115.1%) (Cost $378,671,978)		426,800,280	##
Liabilities, less cash, receivables and other assets [(15.1%)]		(55,879,104)
Total Net Assets (100.0%)		$370,921,176

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Schedule of Investments Regency Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Regency Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $379,268,317. Gross unrealized appreciation of investments was $68,540,789 and gross unrealized depreciation of investments was $21,008,826, resulting in net unrealized appreciation of $47,531,963, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements
7

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Regency Portfolio
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$363,116,403
Affiliated issuers	63,683,877
426,800,280
Dividends and interest receivable	481,648
Receivable for securities sold	6,436,649
Receivable for Fund shares sold	803,746
Receivable for securities lending income (Note A)	522,513
Prepaid expenses and other assets	5,269
Total Assets	435,050,105
Liabilities
Due to custodian	9,429
Payable for collateral on securities loaned (Note A)	56,613,649
Payable for securities purchased	6,395,837
Payable for Fund shares redeemed	275,546
Payable to investment manager—net (Notes A & B)	169,822
Payable for securities lending fees (Note A)	509,398
Payable to administrator—net (Note B)	118,602
Accrued expenses and other payables	36,646
Total Liabilities	64,128,929
Net Assets at value	$370,921,176
Net Assets consist of:
Paid-in capital	$290,053,292
Undistributed net investment income (loss)	3,802,359
Accumulated net realized gains (losses) on investments	28,936,994
Net unrealized appreciation (depreciation) in value of investments	48,128,531
Net Assets at value	$370,921,176
Net Assets
Class I	$250,757,466
Class S	120,163,710
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	14,144,263
Class S	6,342,973
Net Asset Value, offering and redemption price per share
Class I	$17.73
Class S	18.94
†Securities on loan, at market value:
Unaffiliated issuers	$53,979,821
*Cost of investments:
Unaffiliated issuers	$314,988,101
Affiliated issuers	63,683,877
Total cost of investments	$378,671,978

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Regency Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$3,429,258
Income from securities loaned—net (Note F)	69,440
Income from investments in affiliated issuers (Note F)	420,864
Foreign taxes withheld	(20,888)
Total income	3,898,674
Expenses:
Investment management fees (Notes A & B)	919,759
Administration fees (Note B):
Class I	378,827
Class S	129,039
Distribution fees (Note B):
Class S	107,491
Audit fees	19,158
Custodian fees (Note B)	68,900
Insurance expense	4,879
Legal fees	23,532
Shareholder reports	23,080
Trustees' fees and expenses	11,917
Miscellaneous	9,913
Total expenses	1,696,495
Investment management fees waived (Note A)	(6,608)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(17,580)
Total net expenses	1,672,307
Net investment income (loss)	2,226,367
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	19,764,429
Foreign currency	(383)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	7,143,208
Foreign currency	277
Net gain (loss) on investments	26,907,531
Net increase (decrease) in net assets resulting from operations	$29,133,898

See Notes to Financial Statements
9

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Regency Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007	Year Ended December 31, 2006 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,226,367	$1,959,887
Net realized gain (loss) on investments	19,764,046	9,233,887
Change in net unrealized appreciation (depreciation) of investments	7,143,485	15,745,875
Net increase (decrease) in net assets resulting from operations	29,133,898	26,939,649
Distributions to Shareholders From (Note A):
Net investment income
Class I	—	(936,105)
Class S	—	(104,852)
Net realized gain on investments
Class I	—	(12,977,691)
Class S	—	(1,453,614)
Total distributions to shareholders	—	(15,472,262)
From Fund Share Transactions (Note D):
Proceeds from shares sold
Class I	18,347,562	35,031,862
Class S	71,137,339	52,186,110
Proceeds from reinvestment of dividends and distributions
Class I	—	13,913,796
Class S	—	1,558,466
Payments for shares redeemed
Class I	(32,204,448)	(37,749,543)
Class S	(13,253,858)	(3,964,618)
Net increase (decrease) from Fund share transactions	44,026,595	60,976,073
Net Increase (Decrease) in Net Assets	73,160,493	72,443,460
Net Assets:
Beginning of period	297,760,683	225,317,223
End of period	$370,921,176	$297,760,683
Undistributed net investment income (loss) at end of period	$3,802,359	$1,575,992

See Notes to Financial Statements
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Statements Regency Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Regency Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule  of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

11

Notes to Financial Statements Regency Portfolio cont'd

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investments trusts ("REITs"), corporate actions and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2006	2005	2006	2005	2006	2005
$2,742,890	$4,451,514	$12,729,372	$8,209,556	$15,472,262	$12,661,070

As of December 31, 2006, components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$3,253,489	$8,060,783	$40,419,714	$—	$51,733,986

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, and basis adjustments for REITs and corporate actions.

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of that Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangement, eSecLending currently acts as lending agent for the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $69,440, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $3,064,032 in income earned on cash collateral and guaranteed amounts (including approximately $2,763,345 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $2,994,592.

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $6,608 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $420,864 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

13

Notes to Financial Statements Regency Portfolio cont'd

  12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

  13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2007
Class I	1.50%	12/31/10	$—
Class S	1.25%	12/31/17	—

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under this agreement. At June 30, 2007, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $15,310.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $2,270.

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $149,343,182 and $90,739,620, respectively.

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $281,183, of which Neuberger received $0, Lehman Brothers Inc. received $29,827, and other brokers received $251,356.

15

Notes to Financial Statements Regency Portfolio cont'd

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and the year ended December 31, 2006 was as follows:

For the Six Months Ended June 30, 2007

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,080,647	–	(1,863,538)	(782,891)
Class S	3,858,456	–	(727,939)	3,130,517

For the Year Ended December 31, 2006

	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	2,201,594	904,080	(2,408,435)	697,239
Class S	3,066,582	94,624	(235,254)	2,925,952

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Note F—Investments in Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	21,372,838	51,295,956	65,598,566	7,070,228	$7,070,228	$420,864
Neuberger Berman Securities Lending Quality Fund, LLC***	57,640,741	229,817,361	230,844,453	56,613,649	56,613,649	2,763,345
Total					$63,683,877	$3,184,209

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights Regency Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I	Six Months Ended June 30,		Year Ended December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.21		$15.50	$14.79	$12.09	$8.90	$9.97
Income From Investment Operations:
Net Investment Income (Loss)‡	.11		.13	.09	.02	.01	(.00)
Net Gains or Losses on Securities (both realized and unrealized)	1.41		1.55	1.59	2.68	3.18	(1.05)
Total From Investment Operations	1.52		1.68	1.68	2.70	3.19	(1.05)
Less Distributions From:
Net Investment Income	—		(.07)	(.01)	(.00)	—	(.01)
Tax Return of Capital	—		—	—	—	—	(.01)
Net Capital Gains	—		(.90)	(.96)	—	—	—
Total Distributions	—		(.97)	(.97)	(.00)	—	(.02)
Net Asset Value, End of Period	$17.73		$16.21	$15.50	$14.79	$12.09	$8.90
Total Return††	+9.38	%**	+11.17%	+12.00%	+22.36%	+35.84%	–10.56%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$250.8		$242.0	$220.6	$138.5	$59.9	$29.1
Ratio of Gross Expenses to Average Net Assets#	.93	%*	.96%	1.01%	1.04%	1.16%	1.28%
Ratio of Net Expenses to Average Net Assets§	.92	%*	.95%	1.00%	1.02%	1.16%	1.28%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.32	%*	.80%	.56%	.19%	.07%	(.02)%
Portfolio Turnover Rate	28	%**	53%	83%	68%	55%	81%

See Notes to Financial Highlights
18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Financial Highlights Regency Portfolio cont'd

Class S	Six Months Ended June 30,		Year Ended December 31,	Period from April 29, 2005^ to December 31,
	2007 (Unaudited)		2006	2005
Net Asset Value, Beginning of Period	$17.35		$16.56	$14.02
Income From Investment Operations:
Net Investment Income (Loss)‡	.12		.10	.08
Net Gains or Losses on Securities (both realized and unrealized)	1.47		1.66	2.46
Total From Investment Operations	1.59		1.76	2.54
Less Distributions From:
Net Investment Income	—		(.07)	—
Net Capital Gains	—		(.90)	—
Total Distributions	—		(.97)	—
Net Asset Value, End of Period	$18.94		$17.35	$16.56
Total Return††	+9.16	%**	+10.94%	+18.12	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$120.2		$55.7	$4.7
Ratio of Gross Expenses to Average Net Assets#	1.19	%*	1.23%	1.25	%*
Ratio of Net Expenses to Average Net Assets§	1.17	%*	1.23%	1.23	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.29	%*	.56%	.72	%*
Portfolio Turnover Rate	28	%**	53%	83	%Ø

See Notes to Financial Highlights
19

Notes to Financial Highlights Regency Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Period from April 29, 2005^ to December 31, 2005
Regency Portfolio Class S	1.32%

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended	Year Ended December 31,
	June 30, 2007	2006	2005	2004	2003	2002
Regency Portfolio Class I	—	—	—	—	—	1.23%
Regency Portfolio Class S	—	1.22%	—	—	—	—

After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,	Period Ended December 31,	Year Ended December 31,
	2007	2006	2005^^	2004	2003
Regency Portfolio Class I	0.93%	0.95%	1.01%	1.02%	1.17%
Regency Portfolio Class S	1.18%	1.23%	1.24%	—	—

^^  For the year ended December 31, 2005 for Class I. For the period from April 29, 2005 (commencement of operations) to December 31, 2005 for Class S.

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2005.

*  Annualized.

**  Not annualized.

20

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

21

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Mid-Cap
Growth
Portfolio®

B0736  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Mid-Cap Growth Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Mid-Cap Growth Portfolio generated a positive return in the first half of 2007, outperforming its benchmark, the Russell Midcap® Growth Index. The portfolio ranked in approximately the top 5% of its fund peer group as defined by Lipper and Morningstar, with favorable stock selection across most sectors.*

The U.S. stock market was strong in the first half of 2007, with private equity firms continuing to fuel acquisitions. Large- and mid-cap shares led smaller issues and growth style results outpaced value across the capitalization spectrum. The best performing sectors in the mid-cap growth space were Energy and Materials. The weakest was Financials, as subprime mortgage issues continued to concern not only the market, but this sector in particular.

In terms of adding value, the largest contributors to portfolio performance were securities selected within Information Technology (IT) and Consumer Discretionary. In IT, strong performers included service names such as Alliance Data Systems and Mastercard Inc. aQuantive, Inc. was also a top performer as it was acquired by Microsoft. Within Consumer Discretionary, strong performers in this sector included Chinese advertising company Focus Media and specialty retailer Polo Ralph Lauren. Within Energy, the top-performing sector in the reporting period, our security selection was also additive, with Dresser-Rand and National-Oilwell Varco providing standout results. Stock selection within Financials was also additive, with property management company CB Richard Ellis continuing to be a strong performer. Finally, security selection within Telecom was a contributor to relative performance as our emphasis in wireless continues to add value. In this sector, Leap Wireless continued to provide strong results.

In aggregate, our sector allocation was a slight contributor to performance for the six-month reporting period. Our underweight in the weak consumer-related sectors added the majority of this value.

Stock selection in Materials and Industrials detracted from relative portfolio performance. Within Materials, industrial equipment and cleaning product providers were laggards. Within Industrials, some service-oriented companies underperformed.

After an uncertain start to the year, the U.S. economy appears to be on steadier ground despite the subprime mortgage worries and rising energy and food costs. The consumer, thus far, appears to be relatively resilient in the face of these developments, probably because of healthy wage gains. Corporate earnings have also been stronger than initially expected, but are now priced into the market, in our opinion. It is difficult to forecast a market environment that would continue to be this strong, since we have already experienced healthy returns across much of the market and most major market indices. This, coupled with continued subprime mortgage worries and the anticipation of a rising interest-rate environment may cause the market to take a pause. Given the strong advances, we believe that the market will likely trade sideways, but then should continue to provide positive returns.

In terms of sectors, we currently think that Energy has longer-term earnings growth potential, due to worldwide demand. As of June 30, we are slightly underweighted and intend to move towards a neutral weighting opportunistically. We currently find good growth potential in the Telecom and Health Care sectors, both of which remain overweighted positions. As of June 30, we are emphasizing capital-markets sensitive industries in Financials and remain neutral-weighted, in aggregate, despite the impact of subprime mortgage issues in the sector. We are also slightly overweighted in IT. We are cautious about consumer-related sectors and currently intend to remain underweight both in Consumer Discretionary and Staples.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

*As categorized by Lipper, AMT Mid-Cap Growth Portfolio Class I ranked 7 out of 153 funds in its Mid-Cap Growth Variable Product Underlying Funds Classification for the six-month period ending June 30, 2007. As categorized by Morningstar, AMT Mid-Cap Growth Portfolio Class I ranked 12 out of 205 funds in its US Insurance Fund Mid-Cap Growth Category for the six-month period ending June 30, 2007.

1

Mid-Cap Growth Portfolio Manager's Commentary cont'd

Industry Diversification

(% of Total Net Assets)

Aerospace	5.1%
Basic Materials	2.6
Biotechnology	3.2
Business Services	9.9
Cable Systems	1.1
Communications Equipment	2.1
Consumer Staples	3.4
Energy	8.2
Financial Services	6.2
Health Care	10.1
Industrial	2.8
Leisure	6.3
Media	1.9%
Medical Equipment	4.1
Retail	7.3
Semiconductors	2.8
Software	2.3
Technology	8.2
Telecommunications	8.3
Transportation	1.6
Utilities	0.3
Short-Term Investments	25.6
Liabilities, less cash, receivables and other assets	(23.4)

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  For Class I, 24.79%, 14.06% and 11.25% were the average annual total returns for the 1-, 5-year and since inception (11/03/97) periods ended June 30, 2007. For Class S, 24.51%, 13.79% and 11.11% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2007. Performance shown prior to February 2003 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than the Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Mid-Cap Growth Portfolio.

  2.  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07	Expense Ratio
Class I	$1,000.00	$1,164.20	$4.74	.88%
Class S	$1,000.00	$1,162.90	$6.07	1.13%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.41	$4.42	.88%
Class S	$1,000.00	$1,019.19	$5.66	1.13%

  *   For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **   Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Mid-Cap Growth Portfolio

Number of Shares		Market Value†
Common Stocks (97.8%)
Aerospace (5.1%)
215,000	BE Aerospace	$8,879,500	*È
280,000	CAE, Inc.	3,735,200
165,000	Precision Castparts	20,024,400
148,600	Rockwell Collins	10,497,104
		43,136,204
Basic Materials (2.6%)
228,000	Airgas, Inc.	10,921,200
138,500	Ecolab Inc.	5,913,950
60,000	Freeport-McMoRan Copper & Gold	4,969,200
		21,804,350
Biotechnology (3.2%)
300,000	Celgene Corp.	17,199,000	*È
30,000	Cephalon, Inc.	2,411,700	*
177,000	Gilead Sciences	6,862,290	*È
		26,472,990
Business Services (9.9%)
135,000	Alliance Data Systems	10,432,800	*
500,000	CB Richard Ellis Group	18,250,000	*È
95,000	Corrections Corporation of America	5,995,450	*
91,000	IHS Inc.	4,186,000	*
200,000	Iron Mountain	5,226,000	*
62,500	MasterCard, Inc. Class A	10,366,875	È
80,000	Stericycle, Inc.	3,556,800	*
290,000	Trimble Navigation	9,338,000	*
285,000	VeriFone Holdings	10,046,250	*È
155,000	VistaPrint Ltd.	5,928,750	*
		83,326,925
Cable Systems (1.1%)
130,000	Liberty Global Class A	5,335,200	*
160,000	Virgin Media	3,899,200
		9,234,400
Communications Equipment (2.1%)
122,500	BigBand Networks	1,605,975	*È
62,500	F5 Networks	5,037,500	*
105,000	Harris Corp.	5,727,750	È
200,000	Juniper Networks	5,034,000	*È
		17,405,225
Consumer Staples (3.4%)
120,000	Chattem Inc.	7,605,600	*È
100,000	Corn Products International	4,545,000	È
175,000	Hansen Natural	7,521,500	*
190,000	Shoppers Drug Mart	8,800,376
		28,472,476

Number of Shares		Market Value†
Energy (8.2%)
320,000	Denbury Resources	$12,000,000	*È
205,000	Dresser-Rand Group	8,097,500	*
50,000	Grant Prideco	2,691,500	*
125,000	Input/Output, Inc.	1,951,250	*È
70,000	Murphy Oil	4,160,800
100,000	National-Oilwell Varco	10,424,000	*
275,000	Range Resources	10,287,750
175,000	Smith International	10,262,000
150,000	XTO Energy	9,015,000
		68,889,800
Financial Services (6.2%)
135,000	AerCap Holdings NV	4,320,000	*
28,900	Chicago Mercantile Exchange	15,443,004
90,000	GFI Group	6,523,200	*
140,000	Moody's Corp.	8,708,000	È
55,000	Northern Trust	3,533,200
210,000	Nuveen Investments	13,051,500	È
		51,578,904
Health Care (10.1%)
260,000	Allscripts Healthcare Solutions	6,624,800	*È
205,000	Cerner Corp.	11,371,350	*È
291,400	Cytyc Corp.	12,562,254	*
75,000	Express Scripts	3,750,750	*
135,000	Gen-Probe	8,156,700	*
115,000	Healthways, Inc.	5,447,550	*È
40,000	IDEXX Laboratories	3,785,200	*
237,500	Pharmaceutical Product Development	9,089,125
240,000	Psychiatric Solutions	8,702,400	*È
85,000	Shire PLC ADR	6,301,050
200,900	VCA Antech	7,571,921	*
35,000	WebMD Health Class A	1,647,450	*
		85,010,550
Industrial (2.8%)
118,500	Danaher Corp.	8,946,750	È
160,000	Fastenal Co.	6,697,600	È
74,000	Fluor Corp.	8,241,380
		23,885,730
Leisure (6.3%)
170,000	Gaylord Entertainment	9,118,800	*
205,300	Hilton Hotels	6,871,391	È
170,000	Marriott International	7,350,800
110,000	Orient-Express Hotel	5,874,000
170,000	Penn National Gaming	10,215,300	*
210,000	Scientific Games Class A	7,339,500	*È
215,250	WMS Industries	6,212,115	*
		52,981,906
Media (1.9%)
180,000	Focus Media Holding ADR	9,090,000	*È
110,000	Lamar Advertising	6,903,600
		15,993,600

See Notes to Schedule of Investments
5

Schedule of Investments Mid-Cap Growth Portfolio cont'd

Number of Shares		Market Value†
Medical Equipment (4.1%)
90,000	C.R. Bard	$7,436,700
123,000	Hologic, Inc.	6,803,130	*
37,500	Intuitive Surgical	5,203,875	*
218,000	Kyphon Inc.	10,496,700	*È
97,700	ResMed Inc.	4,031,102	*È
		33,971,507
Retail (7.3%)
85,000	Abercrombie & Fitch	6,203,300
140,000	Bare Escentuals	4,781,000	*È
375,000	Coach, Inc.	17,771,250	*
115,000	Dollar Tree Stores	5,008,250	*
215,000	Nordstrom, Inc.	10,990,800
95,000	O' Reilly Automotive	3,472,250	*
95,000	PETsMART, Inc.	3,082,750
100,000	Polo Ralph Lauren	9,811,000
		61,120,600
Semiconductors (2.8%)
110,000	Altera Corp.	2,434,300
100,000	MEMC Electronic Materials	6,112,000	*
233,200	Microchip Technology	8,637,728
150,000	Varian Semiconductor Equipment	6,009,000	*
		23,193,028
Software (2.3%)
184,200	Autodesk, Inc.	8,672,136	*
128,000	Citrix Systems	4,309,760	*
135,000	Intuit Inc.	4,060,800	*
55,000	Salesforce.com, Inc.	2,357,300	*È
		19,399,996
Technology (8.2%)
330,000	Activision, Inc.	6,161,100	*
145,000	Akamai Technologies	7,052,800	*
100,000	aQuantive, Inc.	6,380,000	*
630,000	Arris Group	11,081,700	*
210,000	Cognizant Technology Solutions	15,768,900	*
35,000	Equinix Inc.	3,201,450	*
175,000	Foundry Networks	2,915,500	*
100,000	GSI Commerce	2,271,000	*È
100,000	Netlogic Microsystems	3,184,000	*È
100,000	NVIDIA Corp.	4,131,000	*È
200,000	SBA Communications	6,718,000	*
		68,865,450
Telecommunications (8.3%)
228,900	American Tower	9,613,800	*
550,000	Dobson Communications	6,110,500	*
230,500	Leap Wireless International	19,477,250	*
238,000	Metropcs Communications	7,863,520	*
200,000	NeuStar, Inc.	5,794,000	*È
255,000	NII Holdings	20,588,700	*È
		69,447,770
Transportation (1.6%)
145,000	C.H. Robinson Worldwide	7,615,400	È
135,000	Expeditors International	5,575,500	È
		13,190,900

Number of Shares		Market Value†
Utilities (0.3%)
58,200	Mirant Corp.	$2,482,230	*
	Total Common Stocks (Cost $510,233,036)	819,864,541
Short-Term Investments (25.6%)
17,771,753	Neuberger Berman Prime Money Fund Trust Class	17,771,753	@
196,692,901	Neuberger Berman Securities Lending Quality Fund, LLC	196,692,901	‡
	Total Short-Term Investments (Cost $214,464,654)	214,464,654	#
	Total Investments (123.4%) (Cost $724,697,690)	1,034,329,195	##
	Liabilities, less cash, receivables and other assets [(23.4%)]	(195,966,754)
	Total Net Assets (100.0%)	$838,362,441

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Schedule of Investments Mid-Cap Growth Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Mid-Cap Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $725,834,644. Gross unrealized appreciation of investments was $312,418,565 and gross unrealized depreciation of investments was $3,924,014, resulting in net unrealized appreciation of $308,494,551, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements
7

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Mid-Cap Growth Portfolio
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$819,864,541
Affiliated issuers	214,464,654
1,034,329,195
Foreign currency	28
Dividends and interest receivable	211,974
Receivable for securities sold	1,618,519
Receivable for Fund shares sold	416,786
Receivable for securities lending income (Note A)	801,679
Prepaid expenses and other assets	11,641
Total Assets	1,037,389,822
Liabilities
Payable for collateral on securities loaned (Note A)	196,692,901
Payable for Fund shares redeemed	939,429
Payable to investment manager—net (Notes A & B)	354,796
Payable to administrator (Note B)	215,112
Payable for securities lending fees (Note A)	770,311
Accrued expenses and other payables	54,832
Total Liabilities	199,027,381
Net Assets at value	$838,362,441
Net Assets consist of:
Paid-in capital	$746,658,757
Undistributed net investment income (loss)	182,669
Accumulated net realized gains (losses) on investments	(218,110,646)
Net unrealized appreciation (depreciation) in value of investments	309,631,661
Net Assets at value	$838,362,441
Net Assets
Class I	$787,213,301
Class S	51,149,140
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	29,070,104
Class S	1,910,962
Net Asset Value, offering and redemption price per share
Class I	$27.08
Class S	26.77
†Securities on loan, at market value:
Unaffiliated issuers	$194,058,084
*Cost of investments:
Unaffiliated issuers	$510,233,036
Affiliated issuers	214,464,654
Total cost of investments	$724,697,690
Total cost of foreign currency	$28

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Mid-Cap Growth Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$3,149,250
Income from securities loaned—net (Note F)	175,235
Income from investments in affiliated issuers (Note F)	306,058
Foreign taxes withheld	(8,191)
Total income	3,622,352
Expenses:
Investment management fees (Notes A & B)	2,007,102
Administration fees (Note B):
Class I	1,085,319
Class S	64,876
Distribution fees (Note B):
Class S	54,051
Audit fees	19,158
Custodian fees (Note B)	94,200
Insurance expense	12,402
Legal fees	65,837
Shareholder reports	35,778
Trustees' fees and expenses	11,959
Miscellaneous	23,239
Total expenses	3,473,921
Investment management fees waived (Note A)	(4,793)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(29,445)
Total net expenses	3,439,683
Net investment income (loss)	182,669
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	32,948,182
Foreign currency	5,405
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	83,286,742
Foreign currency	1,588
Net gain (loss) on investments	116,241,917
Net increase (decrease) in net assets resulting from operations	$116,424,586

See Notes to Financial Statements
9

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Mid-Cap Growth Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007	Year Ended December 31, 2006 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$182,669	$(756,541)
Net realized gain (loss) on investments	32,953,587	57,514,529
Change in net unrealized appreciation (depreciation) of investments	83,288,330	34,149,162
Net increase (decrease) in net assets resulting from operations	116,424,586	90,907,150
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	57,886,825	91,879,668
Class S	13,310,941	16,671,785
Payments for shares redeemed:
Class I	(48,733,375)	(132,909,444)
Class S	(4,235,545)	(7,704,426)
Net increase (decrease) from Fund share transactions	18,228,846	(32,062,417)
Net Increase (Decrease) in Net Assets	134,653,432	58,844,733
Net Assets:
Beginning of period	703,709,009	644,864,276
End of period	$838,362,441	$703,709,009
Undistributed net investment income (loss) at end of period	$182,669	$—

See Notes to Financial Statements
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Statements  Mid-Cap Growth Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Mid-Cap Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2007 was $85.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

11

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$225,564,275	$(250,285,177)	$(24,720,902)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2009	2010	2011
$125,802,637	$113,423,118	$11,059,422

During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $57,390,446.

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $175,235, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $4,625,172 in income earned on cash collateral and guaranteed amounts (including approximately $4,433,907 of interest income earned from the Quality Fund and $191,265 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $4,449,937 (including approximately $0 retained by Neuberger).

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd

  11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $4,793 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $306,058 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

  13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% and 1.25%, respectively, per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2007, no reimbursement to the Fund's Class I and Class S shares was required. The Fund's Class I and Class S shares each have agreed to repay Management through December 31, 2013 for their excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their Expense Limitation, and the repayments are made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under these agreements. At June 30, 2007, the Fund's Class I and Class S shares had no contingent liability to Management under these agreements.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $27,830.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $1,615.

15

Notes to Financial Statements Mid-Cap Growth Portfolio cont'd

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $175,125,715 and $161,645,492, respectively.

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $347,799, of which Neuberger received $0, Lehman Brothers Inc. received $47,448, and other brokers received $300,351.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30, 2007			For the Year Ended December 31, 2006
	Shares Sold	Shares Redeemed	Total	Shares Sold	Shares Redeemed	Total
Class I	2,286,330	(1,933,144)	353,186	4,180,536	(6,140,421)	(1,959,885)
Class S	533,155	(169,336)	363,819	770,936	(359,417)	411,519

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	14,584,446	77,793,679	74,606,372	17,771,753	$17,771,753	$306,058
Neuberger Berman Securities Lending Quality Fund, LLC ***	119,559,901	495,499,200	418,366,200	196,692,901	196,692,901	4,433,907
Total					$214,464,654	$4,739,965

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

*   Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights Mid-Cap Growth Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I	Six Months Ended June 30,		Year Ended December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$23.26		$20.28	$17.83	$15.33	$11.97	$16.94
Income From Investment Operations:
Net Investment Income (Loss)‡	.01		(.02)	(.07)	(.07)	(.07)	(.08)
Net Gains or Losses on Securities (both realized and unrealized)	3.81		3.00	2.52	2.57	3.43	(4.89)
Total From Investment Operations	3.82		2.98	2.45	2.50	3.36	(4.97)
Net Asset Value, End of Period	$27.08		$23.26	$20.28	$17.83	$15.33	$11.97
Total Return††	+16.42	%**	+14.69%	+13.74%	+16.31%	+28.07%	–29.34%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$787.2		$668.1	$622.0	$543.3	$459.7	$362.2
Ratio of Gross Expenses to Average Net Assets#	.89	%*	.90%	.92%	.92%	.89%	.95%
Ratio of Net Expenses to Average Net Assets	.88	%*§	.90%§	.91%§	.90%§	.88%§	.95%
Ratio of Net Investment Income (Loss) to Average Net Assets	.06	%*	(.10)%	(.36)%	(.45)%	(.52)%	(.57)%
Portfolio Turnover Rate	21	%**	48%	64%	92%	161%	124%

Class S	Six Months Ended June 30,		Year Ended December 31,			Period from February 18, 2003^ to December 31,
	2007 (Unaudited)		2006	2005	2004	2003
Net Asset Value, Beginning of Period	$23.02		$20.11	$17.73	$15.28	$11.15
Income From Investment Operations:
Net Investment Income (Loss)‡	(.02)		(.08)	(.11)	(.11)	(.09)
Net Gains or Losses on Securities (both realized and unrealized)	3.77		2.99	2.49	2.56	4.22
Total From Investment Operations	3.75		2.91	2.38	2.45	4.13
Net Asset Value, End of Period	$26.77		$23.02	$20.11	$17.73	$15.28
Total Return††	+16.29	%**	+14.47%	+13.42%	+16.03%	+37.04	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$51.1		$35.6	$22.8	$15.0	$6.3
Ratio of Gross Expenses to Average Net Assets#	1.14	%*	1.15%	1.18%	1.17%	1.13	%*
Ratio of Net Expenses to Average Net Assets§	1.13	%*	1.15%	1.16%	1.15%	1.11	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.17	)%*	(.36)%	(.61)%	(.70)%	(.71	)%*
Portfolio Turnover Rate	21	%**	48%	64%	92%	161	%Ø

See Notes to Financial Highlights
18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Highlights Mid-Cap Growth Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004	2003
Mid-Cap Growth Portfolio Class I	0.88%	0.90%	0.92%	0.90%	0.89%
Mid-Cap Growth Portfolio Class S	1.13%	1.15%	1.17%	1.16%	1.11	%(1)

(1)  Period from February 18, 2003 to December 31, 2003.

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2003.

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

20

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Guardian
Portfolio

B0733  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Guardian Portfolio Manager's Commentary

We are pleased to report that the Neuberger Berman Advisers Management Trust (AMT) Guardian Portfolio performed well in the first half of 2007, delivering a solid return and significantly outperforming its S&P 500 benchmark.

Information Technology sector investments made the largest contribution to absolute and relative returns, with four companies (Texas Instruments, National Instruments, Altera and Teradyne) appearing on our top-ten contributors list. Despite substantial fundamental progress in their businesses, the share prices for these companies languished in 2006 as investors shunned technology stocks. Throughout 2006, we used this divergence between business and share price performance to add to our holdings in these well positioned companies. Our technology holdings' strong performance during this reporting period validates our strategy of taking profits in fully valued companies in popular industries, such as REITs, and investing the proceeds in the best companies in out-of-favor industries such as technology.

During the first half of 2007, we continued to identify other well positioned technology-related businesses whose share prices have underperformed. Intuit, a recent addition to the portfolio, is a good example. Intuit is best known for its Quicken and Turbo Tax software. However, QuickBooks, Intuit's general ledger accounting software systems for small and mid-sized companies, has become a much more important product for the company. Intuit is in the process of leveraging QuickBooks' large installed customer base by selling add-on modules, such as payroll service software, that we think will boost annual revenue growth with the potential to lift earnings growth rates to the mid- to high teens. Because many of Intuit's products are subscription based with regular 12-18 month upgrade cycles, Intuit enjoys predictable cash flows and earnings — in our view a big plus for companies in any industry, but especially in technology. Looking further ahead, Intuit's recent acquisition of Digital Insight, a producer of on-line banking software systems, not only gives the company access to a strong secular growth market, but also the opportunity to cross-sell services to two largely different customer bases.

Led by big gains in cable television operator Liberty Global and auto parts manufacturer BorgWarner, collectively our Consumer Discretionary sector holdings delivered a mid-teen percentage return during the six-month reporting period, compared to a low single-digit gain for the S&P 500's Consumer Discretionary component.

Although generating a modestly positive return, our Health Care sector investments underperformed, with long-time portfolio holding UnitedHealth Group appearing on our bottom-ten contributors list. Along with its competitors, UnitedHealth Group came under pressure due to concern that a potential change in national political leadership could result in a change in Medicare regulation that would negatively affect managed care companies. The company recently renewed and expanded its relationship with AARP to include new products for senior citizens. We think innovative new products endorsed by the nation's most influential senior citizen association position UnitedHealth Group for future growth in the Medicare program, which should help drive earnings per share growth.

At the time of this writing, financial market volatility again appears to be rising. While accelerating economic growth is benefiting corporate profits, renewed fears surrounding mortgage-loan underwriting standards in the subprime mortgage sector are weighing on investor sentiment. Concern that access to credit could become more constrained has raised doubts about the ability of private equity firms to continue their recent pace of merger and acquisition activity.

Despite these concerns, we remain positive on the business fundamentals for existing portfolio

1

Guardian Portfolio Manager's Commentary cont'd

holdings. Our bias towards quality companies gives us conviction that the business prospects of our holdings will be sustained, despite the risk of a tighter credit environment, since our holdings have strong balance sheets and fully funded business plans. The investment premise behind our holdings is based on our expectation of long-term business results driven by management's successful execution of their respective business plans. We have no built-in expectations for returns from merger and acquisition activity but will gladly accept them on your behalf.

Given the narrowness of equity market returns over the past several years, we have seen a convergence of valuations of traditional growth and value sectors of the stock market. Over this time period, we have gradually repositioned the portfolio in a manner that we think has reduced economic sensitivity and volatility, and enhanced its growth profile. In essence, we have been able to introduce companies with better secular growth potential into the portfolio while adhering to our value discipline.

Sincerely,

ARTHUR MORETTI
PORTFOLIO MANAGER

Industry Diversification

(% of Total Net Assets)

Automotive	3.8%
Biotechnology	0.5
Cable Systems	9.1
Consumer Staples	2.1
Financial Services	4.4
Health Products & Services	3.9
Industrial	7.5
Insurance	6.9
Integrated Energy	4.2
Life Science Tools & Supplies	1.9
Media	6.5
Oil & Gas—Exploration & Production	3.1
Oil Services	0.6%
Pharmaceutical	3.3
Securities Processing	7.8
Semiconductor	10.3
Software	7.7
Transaction Processing	1.7
Transportation	2.7
Utilities	3.4
Waste Management	4.7
Short-Term Investments	4.5
Liabilities, less cash, receivables and other assets	(0.6)

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  For Class I, 23.00%, 11.21%, and 9.46% were the average annual total returns for the 1-, 5-year and since inception (11/03/97) periods ended June 30, 2007. For Class S, 22.66%, 10.94% and 9.33% were the average annual total returns for the 1-year, 5-year and since inception (11/03/97) periods ended June 30, 2007. Performance shown prior to August 2002 for the Class S shares is of the Class I shares, which has lower expenses and correspondingly higher returns than Class S shares. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Guardian Portfolio.

  2.  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described index.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Guardian Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07	Expense Ratio
Class I	$1,000.00	$1,095.40	$5.21	1.00%
Class S	$1,000.00	$1,094.60	$6.46	1.24%
Hypothetical (5% annual return before expenses) **
Class I	$1,000.00	$1,019.82	$5.02	1.00%
Class S	$1,000.00	$1,018.63	$6.22	1.24%

  *  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Guardian Portfolio

Number of Shares		Market Value†
Common Stocks (96.1%)
Automotive (3.8%)
37,825	BorgWarner, Inc.	$3,254,463
22,825	Toyota Motor ADR	2,873,211
		6,127,674
Biotechnology (0.5%)
53,700	Medarex, Inc.	767,373	*
Cable Systems (9.1%)
184,425	Comcast Corp. Class A Special	5,156,523	*
196,595	Liberty Global Class A	8,068,259	*
33,445	Liberty Global Class C	1,314,388	*
		14,539,170
Consumer Staples (2.1%)
57,125	Costco Wholesale	3,342,955
Financial Services (4.4%)
114,000	Citigroup Inc.	5,847,060
5,225	Goldman Sachs Group	1,132,519
		6,979,579
Health Products & Services (3.9%)
123,850	UnitedHealth Group	6,333,689
Industrial (7.5%)
54,750	3M Co.	4,751,753
96,225	Danaher Corp.	7,264,987
		12,016,740
Insurance (6.9%)
21,600	American International Group	1,512,648
133,425	Progressive Corp.	3,192,860
146,150	Willis Group Holdings	6,439,369
		11,144,877
Integrated Energy (4.2%)
202,100	BG Group PLC	3,312,915
46,400	BP PLC ADR	3,347,296
		6,660,211
Life Science Tools & Supplies (1.9%)
40,800	Millipore Corp.	3,063,672	*
Media (6.5%)
164,175	E.W. Scripps	7,501,156
127,339	Liberty Media Holding Interactive Class A	2,843,480	*
		10,344,636
Oil & Gas - Exploration & Production (3.1%)
20,650	Cimarex Energy	813,817
89,900	Newfield Exploration	4,094,945	*
		4,908,762
Oil Services (0.6%)
12,325	Schlumberger Ltd.	1,046,886
Pharmaceutical (3.3%)
93,575	Novartis AG ADR	5,246,750

Number of Shares		Market Value†
Securities Processing (7.8%)
152,375	Bank of New York	$6,314,420
89,575	State Street	6,126,930
		12,441,350
Semiconductors (10.3%)
360,400	Altera Corp.	7,975,652
224,800	Texas Instruments	8,459,224
		16,434,876
Software (7.7%)
180,800	Intuit Inc.	5,438,464	*
211,950	National Instruments	6,903,211
		12,341,675
Transaction Processing (1.7%)
96,100	Euronet Worldwide	2,802,276	*È
Transportation (2.7%)
86,300	Canadian National Railway	4,395,259
Utilities (3.4%)
373,053	National Grid	5,504,476
Waste Management (4.7%)
44,025	Republic Services	1,348,926
159,150	Waste Management	6,214,807
		7,563,733
	Total Common Stocks (Cost $104,844,636)	154,006,619
Short-Term Investments (4.5%)
5,784,792	Neuberger Berman Prime Money Fund Trust Class	5,784,792	@
1,395,001	Neuberger Berman Securities Lending Quality Fund, LLC	1,395,001	‡
	Total Short-Term Investments (Cost $7,179,793)	7,179,793	#
Total Investments (100.6%) (Cost $112,024,429)		161,186,412	##
Liabilities, less cash, receivables and other assets [(0.6%)]		(976,083)
Total Net Assets (100.0%)		$160,210,329

See Notes to Schedule of Investments
5

Notes to Schedule of Investments Guardian Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Guardian Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $112,218,874. Gross unrealized appreciation of investments was $49,320,834 and gross unrealized depreciation of investments was $353,296, resulting in net unrealized appreciation of $48,967,538, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Guardian Portfolio
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$154,006,619
Affiliated issuers	7,179,793
161,186,412
Dividends and interest receivable	233,294
Receivable for securities lending income (Note A)	22,387
Receivable for securities sold	364,897
Receivable for Fund shares sold	316,241
Prepaid expenses and other assets	2,630
Total Assets	162,125,861
Liabilities
Due to custodian	14,314
Payable for collateral on securities loaned (Note A)	1,395,001
Payable for securities purchased	231,248
Payable for Fund shares redeemed	98,164
Payable to investment manager—net (Notes A & B)	71,292
Payable to administrator—net (Note B)	41,586
Payable for securities lending fees (Note A)	21,994
Accrued expenses and other payables	41,933
Total Liabilities	1,915,532
Net Assets at value	$160,210,329
Net Assets consist of:
Paid-in capital	$110,657,647
Undistributed net investment income (loss)	750,767
Accumulated net realized gains (losses) on investments	(361,116)
Net unrealized appreciation (depreciation) in value of investments	49,163,031
Net Assets at value	$160,210,329
Net Assets
Class I	$147,027,102
Class S	13,183,227
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	6,810,426
Class S	612,339
Net Asset Value, offering and redemption price per share
Class I	$21.59
Class S	21.53
†Securities on loan, at market value:
Unaffiliated issuers	$1,312,200
*Cost of investments:
Unaffiliated issuers	$104,844,636
Affiliated issuers	7,179,793
Total cost of investments	$112,024,429

See Notes to Financial Statements
7

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Guardian Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$1,000,263
Interest income—unaffiliated issuers	802
Income from securities loaned—net (Note F)	2,800
Income from investments in affiliated issuers (Note F)	88,800
Foreign taxes withheld	(20,247)
Total income	1,072,418
Expenses:
Investment management fees (Notes A & B)	420,858
Administration fees (Note B):
Class I	221,371
Class S	8,187
Distribution fees (Note B):
Class S	6,815
Audit fees	19,158
Custodian fees (Note B)	46,462
Insurance expense	3,034
Legal fees	16,187
Shareholder reports	19,388
Trustees' fees and expenses	11,912
Miscellaneous	5,413
Total expenses	778,785
Expenses reimbursed by administrator (Note B)	(44)
Investment management fees waived (Note A)	(1,394)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(3,468)
Total net expenses	773,879
Net investment income (loss)	298,539
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	8,612,326
Foreign currency	1,026
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	5,087,234
Foreign currency	1,404
Net gain (loss) on investments	13,701,990
Net increase (decrease) in net assets resulting from operations	$14,000,529

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Guardian Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$298,539	$471,789
Net realized gain (loss) on investments	8,613,352	17,121,944
Change in net unrealized appreciation (depreciation) of investments	5,088,638	2,255,391
Net increase (decrease) in net assets resulting from operations	14,000,529	19,849,124
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(1,031,689)
Class S	—	(8,013)
Total distributions to shareholders	—	(1,039,702)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	8,916,176	22,420,550
Class S	11,324,873	952,471
Proceeds from reinvestment of dividends and distributions:
Class I	—	1,031,689
Class S	—	8,013
Payments for shares redeemed:
Class I	(30,289,873)	(62,405,447)
Class S	(243,136)	(29,983)
Net increase (decrease) from Fund share transactions	(10,291,960)	(38,022,707)
Net Increase (Decrease) in Net Assets	3,708,569	(19,213,285)
Net Assets:
Beginning of period	156,501,760	175,715,045
End of period	$160,210,329	$156,501,760
Undistributed net investment income (loss) at end of period	$750,767	$452,228

See Notes to Financial Statements
9

Notes to Financial Statements Guardian Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Guardian Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers Class I and Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2007 was $132.

10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts, and foreign currency gains and losses, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income		Total
2006	2005	2006	2005
$1,039,702	$254,084	$1,039,702	$254,084

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$452,228	$43,690,725	$(8,590,800)	$35,552,153

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and capital loss carryforwards.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2010	2011
$3,039,667	$5,551,133

During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $17,259,561.

11

Notes to Financial Statements Guardian Portfolio cont'd

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $2,800, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $73,398 in income earned on cash collateral and guaranteed amounts (including approximately $70,486 of interest income earned from the

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Quality Fund and $2,912 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $70,598 (including approximately $654 retained by Neuberger).

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $1,394 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $88,800 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

  13  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the

13

Notes to Financial Statements Guardian Portfolio cont'd

next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at the annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by this class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (excluding the fees payable to Management (including the fees payable to Management with respect to the Fund's Class S shares), but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2007
Class I	1.00%	12/31/10	—
Class S	1.25%	12/31/10	$44

(1)  Expense limitation per annum of the respective class' average daily net assets.

Each respective class has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as their annual Operating Expenses during that period do not exceed their expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under these agreements. At June 30, 2007, the Fund's

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Class I shares had no contingent liability to Management under this agreement. At June 30, 2007, the Fund's Class S shares contingent liabilities to Management under this agreement were as follows:

	Expiring In:
	2008	2009	2010	Total
Class S	$61	$17	$44	$122

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $3,345.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $123.

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $20,693,582 and $34,141,800, respectively.

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $63,678, of which Neuberger received $0, Lehman Brothers Inc. received $12,046 and other brokers received $51,632.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and for the year ended December 31, 2006 was as follows:

For the Six Months Ended June 30, 2007
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	434,422	—	(1,488,915)	(1,054,493)
Class S	548,135	—	(12,142)	535,993

15

Notes to Financial Statements Guardian Portfolio cont'd

For the Year Ended December 31, 2006
	Shares Sold	Shares Issued on Reinvestment of Dividends and Distributions	Shares Redeemed	Total
Class I	1,219,263	54,471	(3,422,041)	(2,148,307)
Class S	52,073	424	(1,636)	50,861

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to the line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	2,187,770	27,012,204	23,415,182	5,784,792	$5,784,792	$88,800
Neuberger Berman Securities Lending Quality Fund, LLC***	1,364,001	14,859,000	14,828,000	1,395,001	1,395,001	70,486
Total					$7,179,793	$159,286

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights Guardian Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I	Six Months Ended June 30,		Year Ended December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.71		$17.50	$16.17	$13.98	$10.70	$14.64
Income From Investment Operations:
Net Investment Income (Loss)‡	.04		.05	.12	.04	.03	.10
Net Gains or Losses on Securities (both realized and unrealized)	1.84		2.29	1.24	2.17	3.36	(3.95)
Total From Investment Operations	1.88		2.34	1.36	2.21	3.39	(3.85)
Less Distributions From:
Net Investment Income	—		(.13)	(.03)	(.02)	(.11)	(.09)
Net Asset Value, End of Period	$21.59		$19.71	$17.50	$16.17	$13.98	$10.70
Total Return††	+9.54	%**	+13.38%	+8.39%	+15.81%	+31.76%	-26.45%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$147.0		$155.0	$175.3	$177.3	$169.2	$140.3
Ratio of Gross Expenses to Average Net Assets#	1.01	%*	.99%	1.00%	.98%	.97%	.98%
Ratio of Net Expenses to Average Net Assets	1.00	%*§	.99%§	1.00%§	.97%§	.97%	.98%
Ratio of Net Investment Income (Loss) to Average Net Assets	.39	%*	.29%	.71%	.25%	.25%	.81%
Portfolio Turnover Rate	14	%**	23%	32%	24%	58%	147%
Class S	Six Months Ended June 30,		Year Ended December 31,				Period from August 2, 2002 ^ to December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$19.67		$17.52	$16.20	$14.02	$10.69	$11.23
Income From Investment Operations:
Net Investment Income (Loss)‡	.03		.02	.09	.00	.00	.03
Net Gains or Losses on Securities (both realized and unrealized)	1.83		2.26	1.23	2.18	3.35	(.57)
Total From Investment Operations	1.86		2.28	1.32	2.18	3.35	(.54)
Less Distributions From:
Net Investment Income	—		(.13)	—	—	(.02)	—
Net Asset Value, End of Period	$21.53		$19.67	17.52	$16.20	$14.02	$10.69
Total Return††	+9.46	%**	+13.02%	+8.15%	+15.55%	+31.39%	-4.81	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$13.2		$1.5	$0.4	$0.3	$0.1	$0.1
Ratio of Gross Expenses to Average Net Assets#	1.25	%*	1.25%	1.25%	1.23%	1.22%	1.24	%*
Ratio of Net Expenses to Average Net Assets	1.24	%*§	1.25%§	1.24%§	1.22%§	1.22%	1.24	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.32	%*	.11%	.53%	.03%	.02%	.63	%*
Portfolio Turnover Rate	14	%**	23%	32%	24%	58%	147	%ø

See Notes to Financial Highlights
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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Highlights Guardian Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended June 30,	Year Ended December 31,
	2007	2006	2005	2004
Guardian Portfolio Class I	1.00%	.99%	1.00%	.97%
Guardian Portfolio Class S	1.25%	1.25%	1.26%	1.22%

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for the year ended December 31, 2002.

*  Annualized.

**   Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

20

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Growth
Portfolio®

B0732  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Growth Portfolio Manager's Commentary

The Neuberger Berman Advisers Management Trust (AMT) Growth Portfolio generated a positive return in the first half of 2007, outperforming its benchmark, the Russell Midcap® Growth Index. The portfolio ranked in approximately the top 5% of its peer group, as defined by Lipper and Morningstar, with strong stock selection across most sectors.*

The U.S. stock market was strong in the first half of 2007, with private equity firms continuing to fuel acquisitions. Large- and mid-cap shares led smaller issues and growth style results outpaced value across the capitalization spectrum. The best performing sectors in the mid-cap growth space were Energy and Materials. The weakest was Financials, as subprime mortgage issues continued to concern not only the market, but this sector in particular.

In terms of adding value, the largest contributors to portfolio performance were securities selected within Information Technology (IT), Energy and Consumer Discretionary. In IT, strong performers included service names such as Alliance Data Systems and Mastercard Inc. aQuantive was also a top performer as it was acquired by Microsoft. Within Consumer Discretionary, strong performers in this sector included Chinese advertising company Focus Media and specialty retailer Polo Ralph Lauren. Within Energy, the top-performing sector in the reporting period, our security selection was also additive, with Dresser-Rand and National-Oilwell Varco providing standout results. Stock selection within Financials was also additive, with property management company CB Richard Ellis continuing to be a strong performer. Finally, security selection within Telecom was a contributor to relative performance as our emphasis in wireless continues to add value. In this sector, Leap Wireless continued to provide strong results.

In aggregate, our sector allocation was a slight contributor to performance for the six-month reporting period. Our underweight in the weak consumer-related sectors added the majority of this value. Stock selection in Materials detracted slightly from relative results, with industrial equipment and cleaning product providers among the weakest performers.

After an uncertain start to the year, the U.S. economy appears to be on steadier ground despite the subprime worries and rising energy and food costs. The consumer, thus far, appears to be relatively resilient in the face of these developments, probably because of healthy wage gains. Corporate earnings have also been stronger than initially expected but are now priced into the market, in our opinion. It is difficult to forecast a market environment that would continue to be this strong, since we have already experienced healthy returns across much of the market and most major market indices. This, coupled with continued subprime worries and the anticipation of a rising interest-rate environment, may cause the market to take a pause. Given the strong advances, we believe that the market will likely trade sideways, but then should continue to provide positive returns.

In terms of sectors, we currently think that Energy has longer-term earnings growth potential, due to worldwide demand. As of June 30, we are slightly underweighted and will move towards a neutral weighting opportunistically. We currently find good growth potential in the Telecom and Health Care sectors, both of which remain overweighted positions. As of June 30, we are emphasizing capital-markets sensitive industries in Financials and remain neutral-weighted, in aggregate, despite the impact of subprime mortgage issues in the sector. We are also roughly market-weighted in IT. We are cautious about consumer-related sectors and currently plan to remain underweight both in Consumer Discretionary and Staples.

Sincerely,

KENNETH J. TUREK
PORTFOLIO MANAGER

*As categorized by Lipper, AMT Growth Portfolio Class I ranked 4 out of 153 funds in its Mid-Cap Growth Variable Product Underlying Funds Classification for the six-month period ending June 30, 2007. As categorized by Morningstar, AMT Growth Portfolio Class I ranked 7 out of 205 funds in its US Insurance Fund Mid-Cap Growth Category for the six-month period ending June 30, 2007.

1

Growth Portfolio Manager's Commentary cont'd

Industry Diversification

(% of Total Net Assets)

Aerospace	5.6%
Basic Materials	1.7
Biotechnology	2.8
Business Services	9.6
Cable Systems	0.8
Communications Equipment	2.1
Consumer Staples	3.6
Energy	9.4
Financial Services	7.2
Health Care	10.4
Industrial	3.1
Leisure	5.9
Media	2.0%
Medical Equipment	4.4
Retail	7.5
Semiconductors	3.1
Software	2.3
Technology	7.5
Telecommunications	9.3
Transportation	1.5
Short-Term Investments	9.7
Liabilities, less cash, receivables and other assets	(9.5)

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NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  25.03%, 14.72% and 6.50% were the average total returns for the 1-, 5- and 10-year periods ended June 30, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Growth Portfolio.

  2.  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap® Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on market capitalization). Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change. Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Growth Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07– 6/30/07
Class I	$1,000.00	$1,168.50	$5.35
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,019.86	$4.98

  *  Expenses are equal to the annualized expense ratio of 0.99%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Growth Portfolio

Number of Shares		Market Value†
Common Stocks (99.8%)
Aerospace (5.6%)
45,000	BE Aerospace	$1,858,500	*
55,000	CAE, Inc.	733,700
32,500	Precision Castparts	3,944,200
47,000	Rockwell Collins	3,320,080
		9,856,480
Basic Materials (1.7%)
64,000	Airgas, Inc.	3,065,600
Biotechnology (2.8%)
50,000	Celgene Corp.	2,866,500	*
6,500	Cephalon, Inc.	522,535	*
40,000	Gilead Sciences	1,550,800	*È
		4,939,835
Business Services (9.6%)
20,000	Alliance Data Systems	1,545,600	*
115,000	CB Richard Ellis Group	4,197,500	*
22,500	Corrections Corporation of America	1,419,975	*
17,500	IHS Inc.	805,000	*
35,000	Iron Mountain	914,550	*
12,000	MasterCard, Inc. Class A	1,990,440	È
19,000	Stericycle, Inc.	844,740	*
62,500	Trimble Navigation	2,012,500	*
57,500	VeriFone Holdings	2,026,875	*È
35,000	VistaPrint Ltd.	1,338,750	*
		17,095,930
Cable Systems (0.8%)
32,500	Liberty Global Class A	1,333,800	*
Communications Equipment (2.1%)
27,500	BigBand Networks	360,525	*
12,500	F5 Networks	1,007,500	*
23,000	Harris Corp.	1,254,650
45,000	Juniper Networks	1,132,650	*
		3,755,325
Consumer Staples (3.6%)
25,000	Chattem Inc.	1,584,500	*È
21,500	Corn Products International	977,175
35,000	Hansen Natural	1,504,300	*
50,000	Shoppers Drug Mart	2,315,888
		6,381,863
Energy (9.4%)
97,500	Denbury Resources	3,656,250	*
47,000	Dresser-Rand Group	1,856,500	*
10,000	Grant Prideco	538,300	*
27,500	Input/Output, Inc.	429,275	*
27,500	National-Oilwell Varco	2,866,600	*
73,750	Range Resources	2,758,988
43,000	Smith International	2,521,520
35,000	XTO Energy	2,103,500
		16,730,933

Number of Shares		Market Value†
Financial Services (7.2%)
30,000	AerCap Holdings NV	$960,000	*
7,500	Chicago Mercantile Exchange	4,007,700
20,000	GFI Group	1,449,600	*
36,000	Moody's Corp.	2,239,200
13,500	Northern Trust	867,240
52,500	Nuveen Investments	3,262,875	È
		12,786,615
Health Care (10.4%)
57,500	Allscripts Healthcare Solutions	1,465,100	*È
48,500	Cerner Corp.	2,690,295	*
90,000	Cytyc Corp.	3,879,900	*
27,500	Gen-Probe	1,661,550	*
10,000	Healthways, Inc.	473,700	*
5,000	IDEXX Laboratories	473,150	*
50,000	Pharmaceutical Product Development	1,913,500
60,000	Psychiatric Solutions	2,175,600	*
15,000	Shire PLC ADR	1,111,950
68,000	VCA Antech	2,562,920	*
		18,407,665
Industrial (3.1%)
34,000	Danaher Corp.	2,567,000
24,000	Fastenal Co.	1,004,640	È
17,000	Fluor Corp.	1,893,290
		5,464,930
Leisure (5.9%)
41,500	Gaylord Entertainment	2,226,060	*
27,500	Hilton Hotels	920,425
40,000	Marriott International	1,729,600
25,000	Orient-Express Hotel	1,335,000
35,000	Penn National Gaming	2,103,150	*
30,000	Scientific Games Class A	1,048,500	*È
37,500	WMS Industries	1,082,250	*
		10,444,985
Media (2.0%)
40,000	Focus Media Holding ADR	2,020,000	*È
25,000	Lamar Advertising	1,569,000
		3,589,000
Medical Equipment (4.4%)
20,000	C.R. Bard	1,652,600
31,500	Hologic, Inc.	1,742,265	*
5,000	Intuitive Surgical	693,850	*
58,000	Kyphon Inc.	2,792,700	*
21,500	ResMed Inc.	887,090	*
		7,768,505
Retail (7.5%)
19,500	Abercrombie & Fitch	1,423,110
30,000	Bare Escentuals	1,024,500	*È
82,500	Coach, Inc.	3,909,675	*
25,000	Dollar Tree Stores	1,088,750	*
53,500	Nordstrom, Inc.	2,734,920
20,000	O' Reilly Automotive	731,000	*
15,000	PETsMART, Inc.	486,750
20,000	Polo Ralph Lauren	1,962,200
		13,360,905

See Notes to Schedule of Investments
5

Schedule of Investments Growth Portfolio cont'd

Number of Shares		Market Value†
Semiconductors (3.1%)
22,500	MEMC Electronic Materials	$1,375,200	*
70,000	Microchip Technology	2,592,800
40,500	Varian Semiconductor Equipment	1,622,430	*
		5,590,430
Software (2.3%)
53,000	Autodesk, Inc.	2,495,240	*
30,000	Citrix Systems	1,010,100	*
11,500	Salesforce.com, Inc.	492,890	*
		3,998,230
Technology (7.5%)
70,000	Activision, Inc.	1,306,900	*
30,000	Akamai Technologies	1,459,200	*
140,000	Arris Group	2,462,600	*
45,000	Cognizant Technology Solutions	3,379,050	*
7,500	Equinix Inc.	686,025	*
37,500	Foundry Networks	624,750	*
25,000	GSI Commerce	567,750	*È
15,000	Netlogic Microsystems	477,600	*
24,000	NVIDIA Corp.	991,440	*
40,000	SBA Communications	1,343,600	*
		13,298,915
Telecommunications (9.3%)
80,000	American Tower	3,360,000	*
120,000	Dobson Communications	1,333,200	*
51,000	Leap Wireless International	4,309,500	*
52,800	Metropcs Communications	1,744,512	*
50,000	NeuStar, Inc.	1,448,500	*È
55,000	NII Holdings	4,440,700	*È
		16,636,412
Transportation (1.5%)
35,000	C.H. Robinson Worldwide	1,838,200
20,000	Expeditors International	826,000
		2,664,200
Total Common Stocks (Cost $104,469,061)		177,170,558

Number of Shares		Market Value†
Short-Term Investments (9.7%)
175,428	Neuberger Berman Prime Money Fund Trust Class	$175,428	@
16,997,001	Neuberger Berman Securities Lending Quality Fund, LLC	16,997,001	‡
Total Short-Term Investments (Cost $17,172,429)		17,172,429	#
Total Investments (109.5%) (Cost $121,641,490)		194,342,987	##
Liabilities, less cash, receivables and other assets [(9.5%)]		(16,784,561)
Total Net Assets (100.0%)		$177,558,426

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Schedule of Investments Growth Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Growth Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $121,936,628. Gross unrealized appreciation of investments was $72,856,204 and gross unrealized depreciation of investments was $449,845, resulting in net unrealized appreciation of $72,406,359, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements
7

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Growth Portfolio
Assets
Investments in securities, at market value*† (Notes A & F )—see Schedule of Investments:
Unaffiliated issuers	$177,170,558
Affiliated issuers	17,172,429
194,342,987
Foreign currency	26,420
Dividends and interest receivable	47,155
Receivable for securities sold	330,314
Receivable for Fund shares sold	3,632
Receivable for securites lending income (Note A)	81,736
Prepaid expenses and other assets	6,330
Total Assets	194,838,574
Liabilities
Payable for collateral on securities loaned (Note A)	16,997,001
Payable for Fund shares redeemed	41,912
Payable to investment manager—net (Notes A & B)	80,534
Payable to administrator (Note B)	43,928
Payable for securities lending fees (Note A)	79,714
Accrued expenses and other payables	37,059
Total Liabilities	17,280,148
Net Assets at value	$177,558,426
Net Assets consist of:
Paid-in capital	$322,447,850
Undistributed net investment income (loss)	(453,940)
Accumulated net realized gains (losses) on investments	(217,138,805)
Net unrealized appreciation (depreciation) in value of investments	72,703,321
Net Assets at value	$177,558,426
Shares Outstanding ($.001 par value; unlimited shares authorized)	9,662,986
Net Asset Value, offering and redemption price per share	$18.38
†Securities on loan, at market value:
Unaffiliated issuers	$17,351,808
*Cost of investments:
Unaffiliated issuers	$104,469,061
Affiliated issuers	17,172,429
Total cost of investments	$121,641,490
Total cost of foreign currency	$24,637

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Growth Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$389,321
Income from securities loaned—net (Note F)	12,120
Income from investments in affiliated issuers (Note F)	3,385
Foreign taxes withheld	(2,155)
Total income	402,671
Expenses:
Investment management fees (Notes A & B)	473,764
Administration fees (Note B)	258,416
Audit fees	19,158
Custodian fees (Note B)	53,606
Insurance expense	4,081
Legal fees	15,709
Shareholder reports	22,395
Trustees' fees and expenses	11,915
Miscellaneous	5,795
Total expenses	864,839
Investment management fees waived (Note A)	(51)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(8,226)
Total net expenses	856,562
Net investment income (loss)	(453,891)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	13,948,186
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	13,428,630
Foreign currency	2,205
Net gain (loss) on investments	27,379,021
Net increase (decrease) in net assets resulting from operations	$26,925,130

See Notes to Financial Statements
9

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Growth Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(453,891)	$(638,822)
Net realized gain (loss) on investments	13,948,186	31,702,877
Change in net unrealized appreciation (depreciation) of investments	13,430,835	(6,310,650)
Net increase (decrease) in net assets resulting from operations	26,925,130	24,753,405
From Fund Share Transactions (Note D):
Proceeds from shares sold	1,085,873	9,654,613
Payments for shares redeemed	(18,152,888)	(63,248,548)
Net increase (decrease) from Fund share transactions	(17,067,015)	(53,593,935)
Net Increase (Decrease) in Net Assets	9,858,115	(28,840,530)
Net Assets:
Beginning of period	167,700,311	196,540,841
End of period	$177,558,426	$167,700,311
Undistributed net investment income (loss) at end of period	$(453,940)	$(49)

See Notes to Financial Statements
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Statements Growth Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Growth Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

11

Notes to Financial Statements Growth Portfolio cont'd

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses and foreign currency gains and losses, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis was as follows:

Undistributed Ordinary Income (Loss)	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$—	$59,066,358	$(230,880,912)	$(171,814,554)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, capital loss carryforwards and post-October losses.

Under current tax law, certain net capital and net foreign currency losses realized after October, 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2006, the Fund elected to defer $49 net currency losses arising between November 1, 2006 and December 31, 2006.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring In:
2009	2010
$160,761,066	$70,119,797

During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $31,438,247.

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $12,120, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $435,383 in income earned on cash collateral and guaranteed amounts (including approximately $422,221 of interest income earned from the Quality Fund and $13,162 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $423,263 (including approximately $2,056 retained by Neuberger).

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

13

Notes to Financial Statements Growth Portfolio cont'd

  11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $51 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $3,385 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate,

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under this agreement. At June 30, 2007, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $8,186.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $40.

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $32,318,328 and $49,771,862, respectively.

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $83,245, of which Neuberger received $0, Lehman Brothers Inc. received $13,021, and other brokers received $70,224.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Shares Sold	62,825	649,608
Shares Redeemed	(1,063,247)	(4,236,962)
Total	(1,000,422)	(3,587,354)

15

Notes to Financial Statements Growth Portfolio cont'd

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	805,785	6,816,833	7,447,190	175,428	$175,428	$3,385
Neuberger Berman Securities Lending Quality Fund, LLC***	8,904,501	97,002,300	88,909,800	16,997,001	16,997,001	422,221
Total					$17,172,429	$425,606

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights Growth Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$15.73		$13.79	$12.15	$10.42	$7.93	$11.52
Income From Investment Operations:
Net Investment Income (Loss)‡	(.04)		(.05)	(.07)	(.06)	(.05)	(.06)
Net Gains or Losses on Securities (both realized and unrealized)	2.69		1.99	1.71	1.79	2.54	(3.53)
Total From Investment Operations	2.65		1.94	1.64	1.73	2.49	(3.59)
Net Asset Value, End of Period	$18.38		$15.73	$13.79	$12.15	$10.42	$7.93
Total Return††	+16.85	%**	+14.07%	+13.50%	+16.60%	+31.40%	-31.16%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$177.6		$167.7	$196.5	$208.1	$214.9	$185.8
Ratio of Gross Expenses to Average Net Assets#	1.00	%*	1.00%	1.00%	.96%	.94%	.96%
Ratio of Net Expenses to Average Net Assets	.99	%*§	.99%§	.99%§	.94%§	.93%§	.96%
Ratio of Net Investment Income (Loss) to Average Net Assets	(.53	)%*	(.35)%	(.55)%	(.51)%	(.58)%	(.65)%
Portfolio Turnover Rate	19	%**	40%	53%	83%	149%	97%

See Notes to Financial Highlights
18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Highlights Growth Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2007	2006	2005	2004	2003
.99%	.99%	.99%	.94%	.93%

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov. and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

20

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Lehman Brothers
High
Income
Bond
Portfolio

F0323  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Lehman Brothers High Income Bond Portfolio Managers' Commentary

In the first half of 2007, the Neuberger Berman Advisers Management Trust (AMT) Lehman Brothers High Income Bond Portfolio posted a positive return, lagging the Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index, but outperforming the Lehman Brothers Intermediate Ba U.S. High Yield Index.

The high yield bond market performed well during the first five months of this reporting period, with credit spreads (the yield differential between investment grade and high yield bonds) tightening to near historic levels by the end of May. However, volatility returned to the market in June. There were two primary catalysts behind this volatility. First, Treasury yields rose because economic data appeared to delay any easing of interest rates by the Federal Reserve. Second, investors' appetite for risk appeared to wane due to concerns about hedge fund exposure to the weak subprime mortgage market.

High yield volatility was most noticeable in the new issue market. Prior to June, high yield investors were willing to support aggressively structured leveraged buyout transactions. The amount of debt assumed in these transactions was much higher than normal, with structural twists usually seen only in strong credit markets (e.g., "toggle" notes where the issuer can elect to pay interest in either cash or more notes). However, high yield investors' appetite for these types of transactions dropped significantly in June and several high profile bond transactions were pulled or restructured. We remain very selective in our new issue purchases and view this market reaction as a positive step towards forcing more appropriately structured and priced high yield transactions.

After several years of superior performance for high yield bonds, the credit spread between high yield issues and comparable maturity U.S. Treasuries had shrunk to 2.45% by the end of May 2007. After the June sell-off, however, the credit spread widened to 3.00%. We think investors will again respond favorably to high yield bonds' more attractive risk/reward characteristics. Consequently, we currently expect the high yield market to stabilize in the second half of the year.

In our opinion, credit fundamentals are the most important factors in determining high yield bond performance over the long term. We are encouraged by the fact that high yield credit fundamentals remain strong. After slowing appreciably in the first quarter, the economy has snapped back and we could see second quarter GDP growth near 3%. In the second half of 2007, we expect annualized GDP growth in the 2% to 2.5% range, a rate of economic expansion that should support respectable cash flow growth for most companies. High yield default rates (1.4% at the end of June, near the lowest level since 1989), could creep up. However, higher default rates of 2% to 3% would still be below the historical average and within a range that should not materially increase investor anxiety. Our commitment to high quality in-house fundamental credit research should continue to help us avoid any potholes in the market.

The portfolio's positions in the Health Care Services, Energy, Broadcasting, Retail and Utilities sectors generated the greatest contribution to returns during the period. Anticipating more moderate economic growth, we have been gravitating to less economically sensitive industry groups, which historically enjoy more stable cash flows. Currently, the portfolio is overweight in Health Care, Broadcasting, Packaging, Metals and Publishing. The portfolio is underweight in more cyclical industries including Utilities, Energy, Paper, Homebuilders and Capital Goods.

The portfolio's weighted average maturity and duration (a standard measure of interest rate risk) fluctuated modestly over this six-month reporting

1

Lehman Brothers High Income Bond Portfolio Managers' Commentary cont'd period. This was a function of security selection rather than an attempt to anticipate interest rate trends. Our bias toward intermediate maturity securities, which we believe have more attractive risk/reward characteristics than longer maturity bonds, will generally result in weighted average maturity and duration slightly lower than benchmark levels. At the close of this reporting period, the portfolio had a neutral credit quality profile versus its benchmark index.

Sincerely,

ANN H. BENJAMIN
AND
THOMAS P. O'REILLY
PORTFOLIO CO-MANAGERS

Rating Summary

AAA	0.0%
AA	0.0
A	0.0
BBB	2.0
BB	32.9
B	41.0
CCC	15.5%
CC	0.0
C	0.0
D	0.0
Not Rated	0.0
Short Term	8.6

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  9.86% and 4.81% were the average annual total returns for the 1-year and since inception (9/15/04) periods ended June 30, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Lehman Brothers High Income Bond Portfolio.

  2.  The Lehman Brothers Intermediate Ba U.S. High Yield Index is an unmanaged index comprised of BB rated bonds with maturities of less than 10 years. The Lehman Brothers U.S. Corporate High Yield 2% Issuer Cap Index is an unmanaged sub-index of the Lehman Brothers U.S. Corporate High Yield Index (which includes all U.S. dollar-denominated, taxable, fixed rate, non-investment grade debt), capped such that no single issuer accounts for more than 2% of the index weight. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described indices.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Lehman Brothers High Income Bond Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07– 6/30/07
Class S	$1,000.00	$1,023.40	$5.54
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,019.32	$5.53

  *  Expenses are equal to the annualized expense ratio of 1.10%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Lehman Brothers High Income Bond Portfolio

Principal Amount		Rating		Market Value†
		Moody's	S&P
Corporate Debt Securities (95.3%)
Aerospace/Defense (1.2%)
$80,000	L-3 Communications Corp., Guaranteed Senior Unsecured Subordinated Notes, 7.63%, due 6/15/12	Ba3	BB+	$81,900
Airlines (1.0%)
61,105	Continental Airlines, Inc., Pass-Through Certificates, 9.80%, due 4/1/21	Ba1	BB+	67,827
Apparel/Textiles (0.6%)
40,000	Levi Strauss & Co., Senior Unsubordinated Notes, 9.75%, due 1/15/15	B2	B	42,800
Auto Loans (5.2%)
185,000	Ford Motor Credit Co., Bonds, 7.38%, due 2/1/11	B1	B	180,737	ØØ
95,000	Ford Motor Credit Co., Notes, 7.80%, due 6/1/12	B1	B	92,675
85,000	General Motors Acceptance Corp., Notes, 6.88%, due 9/15/11	Ba1	BB+	83,610
				357,022
Auto Parts & Equipment (0.5%)
13,000	Goodyear Tire & Rubber Co., Senior Notes, 8.63%, due 12/1/11	Ba3	B	13,683	ñ
16,000	Goodyear Tire & Rubber Co., Senior Notes, 9.00%, due 7/1/15	Ba3	B	17,240
				30,923
Automotive (0.9%)
65,000	General Motors Corp., Senior Unsecured Debentures, 8.25%, due 7/15/23	Caa1	B-	59,231	ØØ
Beverage (0.1%)
10,000	Constellation Brands, Inc., Guaranteed Notes, 7.25%, due 9/1/16	Ba3	BB-	9,750
Building & Construction (0.1%)
5,000	K. Hovnanian Enterprises, Guaranteed Senior Subordinated Unsecured Notes, 8.88%, due 4/1/12	B2	B+	4,600
Building Materials (0.5%)
10,000	Associated Materials, Inc., Senior Discount Notes, Step-Up, 0.00%/11.25%, due 3/1/14	Caa2	CCC	7,450	^^
20,000	Nortek, Inc., Senior Subordinated Notes, 8.50%, due 9/1/14	B3	CCC+	19,050
10,000	Ply Gem Industries, Inc., Guaranteed Notes, 9.00%, due 2/15/12	Caa1	CCC+	8,988
				35,488
Chemicals (2.7%)
20,000	Chemtura Corp., Guaranteed Notes, 6.88%, due 6/1/16	Ba2	BB+	18,900
45,000	Hexion US Finance Corp., Guaranteed Notes, 9.75%, due 11/15/14	B3	B	46,575
20,000	Lyondell Chemical Co., Guaranteed Notes, 8.25%, due 9/15/16	B1	B+	20,900
50,000	MacDermid, Inc., Senior Subordinated Notes, 9.50%, due 4/15/17	Caa1	CCC+	50,250	ñ
45,000	PQ Corp., Guaranteed Notes, 7.50%, due 2/15/13	B3	B-	47,700
				184,325
Consumer - Products (1.0%)
30,000	Amscan Holdings, Inc., Senior Subordinated Notes, 8.75%, due 5/1/14	Caa1	CCC+	29,625
40,000	Yankee Acquisition Corp., Guaranteed Notes, 9.75%, due 2/15/17	Caa1	CCC+	38,700	È
				68,325

See Notes to Schedule of Investments
5

Schedule of Investments Lehman Brothers High Income Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
Electric - Generation (2.9%)
$55,000	Dynegy-Roseton Danskamme, Pass-Through Certificates, Ser. B, 7.67%, due 11/8/16	Ba3	B	$56,925
40,000	Edison Mission Energy, Senior Notes, 7.63%, due 5/15/27	B1	BB-	37,800	ñ
55,000	Mirant Americas Generation, Inc., Senior Unsecured Notes, 8.30%, due 5/1/11	Caa1	B-	56,787
45,000	NRG Energy, Inc., Guaranteed Notes, 7.38%, due 1/15/17	B1	B	45,169
				196,681
Electronics (3.7%)
75,000	Flextronics Int'l, Ltd., Senior Subordinated Notes, 6.50%, due 5/15/13	Ba2	BB-	70,688
100,000	Freescale Semiconductor, Inc., Senior Notes, 9.13%, due 12/15/14	B1	B	94,000	ñ
90,000	NXP BV Funding LLC, Guaranteed Notes, 9.50%, due 10/15/15	B2	B+	88,650
				253,338
Energy-Exploration & Production (4.3%)
110,000	Chesapeake Energy Corp., Guaranteed Notes, 7.50%, due 9/15/13	Ba2	BB	111,925
20,000	Chesapeake Energy Corp., Guaranteed Notes, 6.38%, due 6/15/15	Ba2	BB	19,075	È
40,000	Forest Oil Corp., Guaranteed Senior Unsecured Notes, 7.75%, due 5/1/14	B1	B+	40,400
125,000	Sabine Pass L.P., Secured Notes, 7.50%, due 11/30/16	Ba3	BB	124,375	ñ
				295,775
Environmental (0.7%)
50,000	Allied Waste North America, Inc., Secured Notes, Ser. B, 5.75%, due 2/15/11	B1	BB+	47,563
Food & Drug Retailers (0.4%)
30,000	Rite Aid Corp., Guaranteed Notes, 9.50%, due 6/15/17	Caa1	CCC+	28,800	ñ
Forestry/Paper (1.0%)
10,000	Bowater, Inc., Senior Unsecured Floating Rate Notes, 8.36%, due 9/17/07	B3	B	9,900	µ
35,000	Bowater, Inc., Debentures, 9.00%, due 8/1/09	B3	B	35,525
20,000	Graphic Packaging Int'l, Inc., Guaranteed Notes, 8.50%, due 8/15/11	B2	B-	20,450
				65,875
Gaming (5.0%)
30,000	Chukchansi Economic Development Authority, Senior Notes, 8.00%, due 11/15/13	B2	BB-	30,600	ñ
45,000	Fontainebleau Las Vegas Holdings LLC, 10.25%, due 6/15/15	Caa1	CCC+	44,325	ñ
30,000	Majestic Star LLC, Senior Unsecured Notes, 9.75%, due 1/15/11	Caa1	CCC+	29,025
40,000	MGM Grand, Inc., Guaranteed Senior Notes, 6.00%, due 10/1/09	Ba2	BB	39,650
10,000	Park Place Entertainment, Senior Subordinated Notes, 7.88%, due 3/15/10	Ba1	B+	10,238
50,000	Pokagon Gaming Authority, Senior Notes, 10.38%, due 6/15/14	B3	B	55,125	ñ
40,000	San Pasqual Casino, Notes, 8.00%, due 9/15/13	B2	B+	40,400	ñ
25,000	Shingle Springs Tribal Gaming Authority, Senior Notes, 9.38%, due 6/15/15	B3	B	25,219	ñ
40,000	Station Casinos, Inc., Senior Unsecured Subordinated Notes, 6.88%, due 3/1/16	Ba3	B	35,300

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Lehman Brothers High Income Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
$30,000	Trump Entertainment Resorts, Inc., Secured Notes, 8.50%, due 6/1/15	Caa1	B	$29,775
				339,657
Gas Distribution (4.7%)
15,000	AmeriGas Partners, L.P., Senior Unsecured Notes, 7.25%, due 5/20/15	B1		14,850
50,000	El Paso Natural Gas Co., Bonds, 8.38%, due 6/15/32	Baa3	BB	58,630
45,000	Ferrellgas Partners L.P., Senior Unsecured Notes, 8.75%, due 6/15/12	B2	B-	46,350
35,000	Kinder Morgan, Inc., Senior Notes, 6.50%, due 9/1/12	Ba2	BB-	35,032
40,000	Kinder Morgan, Inc., Guaranteed Unsecured Notes, 5.70%, due 1/5/16	Ba2	BB-	36,867
90,000	Regency Energy Partners, Senior Unsecured Notes, 8.38%, due 12/15/13	B2	B	92,700	ñ
35,000	Targa Resources, Inc., Guaranteed Notes, 8.50%, due 11/1/13	B3	B-	35,525	ñ
				319,954
Health Services (10.4%)
50,000	Community Health Systems, Inc., Senior Notes, 8.88%, due 7/15/15	B3	B-	50,687	ñØ
50,000	HCA, Inc., Secured Notes, 9.25%, due 11/15/16	B2	BB-	53,250	ñ
165,000	HCA, Inc., Secured Notes, 9.63%, due 11/15/16	B2	BB-	177,375	ñ
45,000	NMH Holdings, Inc., Senior Unsecured Floating Rate Notes, 12.49%, due 7/5/07	Caa2	CCC+	44,325	ñµ
40,000	Service Corp. Int'l, Senior Unsecured Notes, 7.38%, due 10/1/14	B1	BB-	40,200
70,000	Service Corp. Int'l, Senior Notes, 6.75%, due 4/1/15	B1	BB-	67,462	ñ
35,000	Service Corp. Int'l, Senior Notes, 7.50%, due 4/1/27	B1	BB-	32,988	ñ
65,000	Tenet Healthcare Corp., Senior Notes, 9.88%, due 7/1/14	Caa1	CCC+	64,350
20,000	United Surgical Partners Int'l, Inc., Senior Subordinated Notes, 9.25%, due 5/1/17	Caa1	CCC+	20,050	ñ
50,000	US Oncology, Inc., Guaranteed Notes, 9.00%, due 8/15/12	B1	B-	51,500
45,000	Ventas Realty L.P., Guaranteed Notes, 6.75%, due 6/1/10	Ba2	BB+	45,450
10,000	Ventas Realty L.P., Senior Notes, 6.63%, due 10/15/14	Ba2	BB+	9,863
50,000	Ventas Realty L.P., Guaranteed Notes, 7.13%, due 6/1/15	Ba2	BB+	50,375
				707,875
Hotels (0.9%)
50,000	Host Hotels & Resorts L.P., Secured Notes, 6.88%, due 11/1/14	BB		49,438
15,000	Host Marriott L.P., Guaranteed Notes, 7.13%, due 11/1/13	Ba1	BB	14,981
				64,419
Investments & Misc. Financial Services (0.9%)
60,000	Cardtronics, Inc., Guaranteed Notes, 9.25%, due 8/15/13	Caa1	B-	61,350
Media - Broadcast (5.0%)
75,000	CMP Susquehanna Corp., Senior Subordinated Notes, 9.88%, due 5/15/14	B3	CCC	75,000	ñ
30,000	Entercom Radio/Capital, Guaranteed Senior Unsecured Notes, 7.63%, due 3/1/14	B1	B	29,700
65,000	LIN Television Corp., Senior Subordinated Notes, 6.50%, due 5/15/13	B1	B-	63,538
40,000	LIN Television Corp., Guaranteed Notes, Ser. B, 6.50%, due 5/15/13	B1	B-	39,100
20,000	Paxson Communications, Secured Floating Rate Notes, 11.61%, due 7/16/07	Caa2	CCC-	20,700	ñµ
65,000	Univision Communication, Inc., Senior Notes, 9.75%, due 3/15/15	B3	CCC+	64,187	ñÈ

See Notes to Schedule of Investments
7

Schedule of Investments Lehman Brothers High Income Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
$25,000	Young Broadcasting, Inc., Guaranteed Senior Subordinated Notes, 10.00%, due 3/1/11	Caa1	CCC-	$24,875
25,000	Young Broadcasting, Inc., Senior Subordinated Notes, 8.75%, due 1/15/14	Caa1	CCC-	23,625
				340,725
Media - Cable (5.3%)
20,000	CCH I Holdings LLC, Guaranteed Notes, 10.00%, due 5/15/14	Caa3	CCC	18,525	È
105,000	CCH I Holdings LLC, Secured Notes, 11.00%, due 10/1/15	Caa2	CCC	109,594	ØØ
65,000	Charter Communications Operating LLC, Senior Notes, 8.38%, due 4/30/14	B3	B+	66,137	ñ
30,000	DirecTV Holdings LLC, Senior Notes, 8.38%, due 3/15/13	Ba3	BB-	31,388
70,000	EchoStar DBS Corp., Guaranteed Notes, 6.38%, due 10/1/11	Ba3	BB-	68,600
35,000	EchoStar DBS Corp., Guaranteed Notes, 7.00%, due 10/1/13	Ba3	BB-	34,475
35,000	EchoStar DBS Corp., Guaranteed Notes, 7.13%, due 2/1/16	Ba3	BB-	34,212	È
				362,931
Media - Services (2.0%)
30,000	Lamar Media Corp., Guaranteed Notes, 7.25%, due 1/1/13	Ba3	B	29,925
55,000	WMG Acquisition Corp., Senior Subordinated Notes, 7.38%, due 4/15/14	B2	B	51,150
70,000	WMG Holdings Corp., Guaranteed Notes, Step-Up, 0.00%/9.50%, due 12/15/14	B2	B	53,200	^^
				134,275
Metals/Mining Excluding Steel (4.8%)
40,000	Aleris Int'l, Inc., Senior Notes, 9.00%, due 12/15/14	B3	B-	40,350	ñ
30,000	Aleris Int'l, Inc., Senior Subordinated Notes, 10.00%, due 12/15/16	Caa1	B-	29,775	ñ
55,000	Arch Western Finance Corp., Guaranteed Notes, 6.75%, due 7/1/13	B1	BB-	52,800
10,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.25%, due 4/1/15	Ba3	BB	10,550
70,000	Freeport-McMoRan Copper & Gold, Senior Unsecured Notes, 8.38%, due 4/1/17	Ba3	BB	74,725
90,000	Massey Energy Co., Guaranteed Notes, 6.88%, due 12/15/13	B2	B+	82,462
35,000	Peabody Energy Corp., Guaranteed Senior Notes, Ser. B, 6.88%, due 3/15/13	Ba1	BB	34,825
				325,487
Non-Food & Drug Retailers (2.8%)
5,000	Blockbuster, Inc., Senior Subordinated Notes, 9.00%, due 9/1/12	Caa2	CCC+	4,625
30,000	Bon-Ton Department Stores, Inc., Guaranteed Notes, 10.25%, due 3/15/14	B3	B-	30,375	È
35,000	Claire's Stores, Inc., Senior Notes, 9.63%, due 6/1/15	Caa1	CCC+	32,375	ñ
70,000	GSC Holdings Corp., Guaranteed Notes, 8.00%, due 10/1/12	Ba3	BB-	73,150
50,000	Michaels Stores, Inc., Senior Subordinated Notes, 11.38%, due 11/1/16	Caa1	CCC	52,250	ñÈ
				192,775
Packaging (4.4%)
150,000	Ball Corp., Guaranteed Unsecured Notes, 6.88%, due 12/15/12	Ba1	BB	150,000
30,000	Crown Americas LLC, Guaranteed Notes, 7.75%, due 11/15/15	B1	B	30,150
50,000	Graham Packaging Co., Inc., Guaranteed Notes, 9.88%, due 10/15/14	Caa1	CCC+	50,562	È
35,000	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 8.88%, due 2/15/09	Ba2	BB	35,613

See Notes to Schedule of Investments
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Lehman Brothers High Income Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
$35,000	Owens-Brockway Glass Container, Inc., Guaranteed Notes, 8.75%, due 11/15/12	Ba2	BB	$36,575
				302,900
Printing & Publishing (4.3%)
10,000	Dex Media West LLC, Senior Unsecured Notes, Ser. B, 8.50%, due 8/15/10	B1	B	10,362
30,000	Dex Media West LLC, Guaranteed Notes, Ser. B, 9.88%, due 8/15/13	B2	B	32,100
40,000	Dex Media, Inc., Senior Disc. Notes, Step-Up, 0.00%/9.00%, due 11/15/13	B3	B	37,650	^^
90,000	Idearc, Inc., Guaranteed Notes, 8.00%, due 11/15/16	B2	B+	90,900
70,000	R.H. Donnelley Corp., Senior Notes, Ser A-3, 8.88%, due 1/15/16	B3	B	72,800
55,000	Reader's Digest Association, Inc., Senior Subordinated Notes, 9.00%, due 2/15/17	Caa1	CCC+	51,425	ñ
				295,237
Railroads (1.8%)
20,000	Kansas City Southern Mexico, Senior Notes, 7.38%, due 6/1/14	B2	B	19,850	ñ
95,000	TFM SA de C.V., Senior Notes, 9.38%, due 5/1/12	B2		101,650
				121,500
Real Estate Dev. & Mgt. (1.3%)
85,000	American Real Estate Partners, L.P., Senior Notes, 8.13%, due 6/1/12	Ba3	BB+	85,319
Restaurants (0.8%)
20,000	NPC Int'l, Inc., Guaranteed Notes, 9.50%, due 5/1/14	Caa1	B-	19,400
35,000	OSI Restaurant Partners, Inc., Senior Notes, 10.00%, due 6/15/15	Caa1	CCC+	33,425	ñ
				52,825
Software/Services (0.2%)
15,000	SunGard Data Systems, Inc., Guaranteed Notes, 9.13%, due 8/15/13	Caa1	B-	15,356
Steel Producers/Products (1.8%)
80,000	Metals U.S.A. Holdings Corp., Senior Floating Rate Notes, 11.36%, due 7/10/07	Caa1	CCC	73,600	ñµ
50,000	Tube City IMS Corp., Senior Subordinated Notes, 9.75%, due 2/1/15	B3	B-	51,250	ñ
				124,850
Support - Services (4.5%)
55,000	Aramark Corp., Senior Notes, 8.50%, due 2/1/15	B3	B-	55,962	ñ
30,000	KAR Holdings, Inc., Senior Subordinated Notes, 10.00%, due 5/1/15	Caa1	CCC	29,250	ñ
75,000	Knowledge Learning Corp., Inc., Guaranteed Notes, 7.75%, due 2/1/15	B2	B-	72,562	ñ
5,000	Language Line, Inc., Guaranteed Notes, 11.13%, due 6/15/12	B3	CCC+	5,363
100,000	Monitronics Int'l, Inc., Guaranteed Notes, 11.75%, due 9/1/10	B3	B-	109,177
10,000	Rural/Metro Corp., Guaranteed Notes, 9.88%, due 3/15/15	B3	CCC+	10,525
25,000	United Rentals N.A., Inc., Guaranteed Notes, 6.50%, due 2/15/12	B1	B+	24,563
				307,402

See Notes to Schedule of Investments
9

Schedule of Investments Lehman Brothers High Income Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
Telecom - Fixed Line (0.4%)
$25,000	Level 3 Financing, Inc., Guaranteed Notes, 9.25%, due 11/1/14	B3	CCC+	$25,250
Telecom - Integrated/Services (5.3%)
30,000	Citizens Utilities Co., Senior Unsecured Notes, 6.63%, due 3/15/15	Ba2	BB+	28,500
15,000	Citizens Utilities Co., Senior Unsecured Notes, 7.13%, due 3/15/19	Ba2	BB+	14,175
30,000	Dycom Industries, Inc., Guaranteed Notes, 8.13%, due 10/15/15	Ba3	B+	31,200
55,000	Intelsat Subsidiary Holdings Co. Ltd., Guaranteed Notes, 8.63%, due 1/15/15	B2	B+	56,375
95,000	Qwest Corp., Senior Notes, 7.88%, due 9/1/11	Ba1	BBB-	99,037
10,000	Qwest Corp., Notes, 8.88%, due 3/15/12	Ba1	BBB-	10,775
35,000	Qwest Corp., Senior Unsecured Notes, 7.50%, due 10/1/14	Ba1	BBB-	35,875
30,000	Windstream Corp., Guaranteed Notes, 8.13%, due 8/1/13	Ba3	BB-	31,350	È
50,000	Windstream Corp., Guaranteed Notes, 8.63%, due 8/1/16	Ba3	BB-	52,875
				360,162
Telecom - Wireless (0.3%)
20,000	Dobson Cellular Systems, Secured Notes, 8.38%, due 11/1/11	Ba2	B+	20,900
Theaters & Entertainment (0.7%)
35,000	AMC Entertainment, Inc., Guaranteed Notes, Ser. B, 8.63%, due 8/15/12	Ba3	B-	36,489
10,000	AMC Entertainment, Inc., Guaranteed Notes, 11.00%, due 2/1/16	B2	CCC+	11,050
				47,539
Transportation Excluding Air/Rail (0.9%)
60,000	Stena AB, Senior Unsecured Notes, 7.00%, due 12/1/16	Ba3	BB-	60,000
	Total Corporate Debt Securities (Cost $6,530,764)			6,498,911
Number of Shares
Short-Term Investments (9.0%)
260,186	Neuberger Berman Prime Money Fund Trust Class			260,186	@
350,971	Neuberger Berman Securities Lending Quality Fund, LLC			350,971	‡
	Total Short-Term Investments (Cost $611,157)			611,157	#
	Total Investments (104.3%) (Cost $7,141,921)			7,110,068	##
	Liabilities, less cash, receivables and other assets [(4.3%)]			(292,667)
	Total Net Assets (100.0%)			$6,817,401

See Notes to Schedule of Investments
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Schedule of Investments Lehman Brothers High Income Bond Portfolio

†  Investments in securities by Neuberger Berman Advisers Management Trust Lehman Brothers High Income Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $7,150,172. Gross unrealized appreciation of investments was $67,465 and gross unrealized depreciation of investments was $107,569 resulting in net unrealized depreciation of $40,104, based on cost for U.S. federal income tax purposes.

ñ   Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2007, these securities amounted to $1,887,037 or 27.7% of net assets for the Fund.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2007.

^^  Denotes a step-up bond: a zero coupon bond that converts to a fixed rate of interest at a designated future date.

Ø  All or a portion of this security was purchased on a when-issued basis. At June 30, 2007, this security amounted to $50,687.

ØØ  All or a portion of this security is segregated as collateral for when-issued purchase commitments.

See Notes to Financial Statements
11

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Lehman Brothers High Income Bond Portfolio
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$6,498,911
Affiliated issuers	611,157
7,110,068
Interest receivable	119,541
Receivable for securities sold	106,317
Receivable for Fund shares sold	66,083
Receivable from administrator—net (Note B)	3,738
Receivable for securities lending income (Note A)	2,894
Prepaid expenses and other assets	103
Total Assets	7,408,744
Liabilities
Payable for collateral on securities loaned (Note A)	350,971
Payable for securities purchased	211,496
Payable for Fund shares redeemed	13
Payable to investment manager—net (Notes A & B)	2,890
Payable for securities lending fees (Note A)	2,221
Accrued expenses and other payables	23,752
Total Liabilities	591,343
Net Assets at value	$6,817,401
Net Assets consist of:
Paid-in capital	$6,740,930
Undistributed net investment income (loss)	246,958
Accumulated net realized gains (losses) on investments	(138,634)
Net unrealized appreciation (depreciation) in value of investments	(31,853)
Net Assets at value	$6,817,401
Shares Outstanding ($.001 par value; unlimited shares authorized)	676,128
Net Asset Value, offering and redemption price per share	$10.08
†Securities on loan, at market value:
Unaffiliated issuers	$342,828
*Cost of investments:
Unaffiliated issuers	$6,530,764
Affiliated issuers	611,157
Total cost of investments	$7,141,921

See Notes to Financial Statements
12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Lehman Brothers High Income Bond Portfolio
Investment Income
Income (Note A):
Interest income—unaffiliated issuers	$271,682
Income from securities loaned—net (Note F)	3,659
Income from investments in affiliated issuers (Note F)	10,074
Foreign taxes withheld	(103)
Total income	$285,312
Expenses:
Investment management fees (Note B)	16,674
Administration fees (Note B)	10,421
Audit fees	10,633
Custodian fees (Note B)	20,696
Distribution fees (Note B)	8,684
Insurance expense	88
Legal fees	1,641
Shareholder reports	7,728
Trustees' fees and expenses	11,898
Miscellaneous	344
Total expenses	88,807
Expenses reimbursed by administrator (Note B)	(50,144)
Investment management fees waived (Note A)	(150)
Expenses reduced by custodian fee expense offset arrangement (Note B)	(137)
Total net expenses	38,376
Net investment income (loss)	246,936
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	42,413
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(138,318)
Net gain (loss) on investments	(95,905)
Net increase (decrease) in net assets resulting from operations	$151,031

See Notes to Financial Statements
13

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Lehman Brothers High Income Bond Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007	Year Ended December 31, 2006
	(Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$246,936	$296,883
Net realized gain (loss) on investments	42,413	(113,859)
Change in net unrealized appreciation (depreciation) of investments	(138,318)	167,916
Net increase (decrease) in net assets resulting from operations	151,031	350,940
Distributions to Shareholders From (Note A):
Net investment income	—	(299,437)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,231,020	1,583,152
Proceeds from reinvestment of dividends and distributions	—	299,437
Payments for shares redeemed	(4,216,447)	(298,412)
Net Increase (Decrease) from Fund share transactions	1,014,573	1,584,177
Net Increase (Decrease) in Net Assets	1,165,604	1,635,680
Net Assets:
Beginning of period	5,651,797	4,016,117
End of period	$6,817,401	$5,651,797
Undistributed net investment income (loss) at end of period	$246,958	$22

See Notes to Financial Statements
14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Statements Lehman Brothers High Income Bond Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Lehman Brothers High Income Bond Portfolio (formerly, High Income Bond Portfolio) (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and amortization of premium, where applicable, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

15

Notes to Financial Statements Lehman Brothers High Income Bond Portfolio cont'd

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, there were no permanent differences resulting from different book and tax accounting.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income
2006	2005
$299,437	$202,437

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$22	$104,890	$(179,472)	$(74,560)

The difference between book basis and tax basis distributable earnings is attributable primarily to wash sales and capital loss carryforwards.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2006, the Fund elected to defer $11,193 of net capital losses arising between November 1, 2006 and December 31, 2006.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined on December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2013	2014
$24,371	$143,908

  6  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangement, eSecLending currently acts as lending agent for the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $3,659, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $14,321 in income earned on cash collateral and guaranteed amounts (including approximately $9,599 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $10,662.

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

17

Notes to Financial Statements Lehman Brothers High Income Bond Portfolio cont'd

  11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $150 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $10,074 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.48% of its average daily net assets. Effective May 1, 2007, LBAM became the sub-adviser for the Fund. LBAM receives a monthly fee paid by Management. The Fund does not pay a fee directly to LBAM for such services. Prior to May 1, 2007, Neuberger served as sub-adviser to the Fund.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to

18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.10% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2007, such excess expenses amounted to $50,144. The Fund has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under this agreement. At June 30, 2007, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2007	2008	2009	2010	Total
$31,571	$90,516	$104,871	$50,144	$277,102

Management and LBAM are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., a publicly-owned holding company. LBAM, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and/or Management.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $137.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities for the six months ended June 30, 2007 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$—	$9,736,666	$—	$8,130,274

19

Notes to Financial Statements Lehman Brothers High Income Bond Portfolio cont'd

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2007	2006
Shares Sold	517,363	158,790
Shares Issued on Reinvestment of Dividends and Distributions	—	30,516
Shares Redeemed	(415,071)	(30,055)
Total	102,292	159,251

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	466,335	7,095,300	7,301,449	260,186	$260,186	$10,074
Neuberger Berman Securities Lending Quality Fund, LLC***	167,701	1,440,547	1,257,277	350,971	350,971	9,599
Total					$611,157	$19,673

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

20

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

21

Financial Highlights Lehman Brothers High Income Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,		Period from September 15, 2004^ to December 31,
	2007 (Unaudited)		2006	2005	2004
Net Asset Value, Beginning of Period	$9.85		$9.69	$10.09	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	.36		.65	.54	.13
Net Gains or Losses on Securities (both realized and unrealized)	(.13)		.07	(.42)	.11
Total From Investment Operations	.23		.72	.12	.24
Less Distributions From:
Net Investment Income	—		(.56)	(.46)	(.14)
Net Capital Gains	—		—	(.06)	(.01)
Total Distributions	—		(.56)	(.52)	(.15)
Net Asset Value, End of Period	$10.08		$9.85	$9.69	$10.09
Total Return††	+2.34	%**	+7.47%	+1.20%	+2.43	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$6.8		$5.7	$4.0	$3.1
Ratio of Gross Expenses to Average Net Assets#	1.11	%*	1.12%	1.14%	1.13	%*
Ratio of Net Expenses to Average Net Assets§	1.10	%*	1.11%	1.11%	1.10	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	7.11	%*	6.56%	5.33%	4.39	%*
Portfolio Turnover Rate	126	%**	140%	143%	104	%**

See Notes to Financial Highlights
22

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Highlights Lehman Brothers High Income Bond Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,		Period from September 15, 2004 to December 31,
2007	2006	2005	2004
2.55%	3.43%	3.77%	4.64%

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

23

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

24

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Fasciano
Portfolio

D0312  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Fasciano Portfolio Manager's Commentary

In the first half of 2007, the Neuberger Berman Advisers Management Trust (AMT) Fasciano Portfolio delivered a solidly positive return, materially outperforming its Russell 2000® Index benchmark. Stock selection deserves much of the credit, with our holdings generating superior returns in five out of the eight sectors in which we were invested. Although the portfolio's sector allocation is solely a function of where we are finding the most fundamentally attractive opportunities, a substantial overweight in Industrials, the Russell 2000's second-best performing sector, enhanced relative returns.

Ironically, the sharp small-cap stock decline in late February and early March worked in our favor by diminishing investors' appetite for risk and focusing more attention on the high quality, consistently profitable small companies we favor. We expect ongoing volatility in the market as a whole and the small-cap stock universe in particular to continue to lead today's more risk-averse investors to our kind of "substance over sizzle" companies.

Investments in the Industrials sector had the most favorable impact on absolute and relative performance. The portfolio was more than double weighted in Industrials and our holdings outperformed the Russell 2000's Industrial sector component. Standouts in this sector included: leading mining equipment manufacturer Bucyrus International; RBC Bearings, which makes specialty ball bearings, notably for the commercial aerospace industry; pump and valve manufacturer IDEX; and intermodal (train and truck) transportation manager Hub Group. We currently are comfortable maintaining an overweight in Industrials because, in addition to the cyclical companies that have performed so well recently, our portfolio includes a diverse group of industrial companies in less economically sensitive businesses. For example, our Industrial sector holdings include: Healthcare Services Group, which provides linen, laundry, and housekeeping services to long-term care facilities; leading executive recruiting firm Korn/Ferry International; Clarcor, an automotive and truck filter manufacturer that thrives on recurring revenues from replacement parts; and Interline Brands, which is a distributor of industrial maintenance and repair products.

Information Technology sector investments made the second largest contribution to returns. Although the portfolio was underweight in tech, collectively our holdings nearly doubled the return from the corresponding benchmark sector. One performance contributor in the tech sector was j2 Global Communications, which provides innovative Internet based text and, now, voice messaging services to corporate clients. Another strong performer was LoJack Corp., a leading producer of auto theft tracking devices, which is performing well in its core business while building up its international exposure and developing new products such as cargo monitoring equipment.

During the six-month period, the portfolio was overweight in Energy and our holdings materially outperformed. TETRA Technologies, a leader in deep water drilling rig repair and decommissioning, and Hydril, a drilling pipe company that was acquired at a nice premium by Italy's oil services company Tenaris, were among our best performers in this sector. The portfolio had limited exposure in the Materials sector, but nonetheless specialty chemical producer Rockwood Holdings made a major performance contribution.

Although the portfolio was significantly underweight in Financials, and our positions held up better than the benchmark sector component, collectively, our holdings in the sector declined. Los Angeles-based Wilshire Bancorp, which serves a primarily Korean-American clientele, saw an increase in the non-performing loans in its portfolio. We think this is a temporary stumble for a well-managed company with an otherwise exemplary long-term track record. Wintrust Financial, a

1

Fasciano Portfolio Manager's Commentary cont'd

Chicago-area community bank, was penalized when growth slowed due to the company's decision to maintain its high lending standards. In this environment, we think sacrificing some growth to preserve the quality of a loan portfolio is a good decision that will pay off down the road. We finally threw in the towel on investment advisor W. P. Stewart because of asset attrition concerns and investment talent departures.

In order to ensure that we are adhering to our investment discipline, we continually monitor our portfolio's characteristics relative to the Russell 2000 benchmark. At the end of first half 2007, the portfolio's long-term annualized forward earnings growth rate was 15.81% versus the Russell 2000's 15.51%. Its trailing one-year return on equity (ROE) was 20.49% compared to the benchmark's 15.87%. The portfolio's price/earnings ratio (based on 2007 forecasts) was 18.69 versus the Russell yardstick's 23.45. Even though some of these measures are based on forecasts, so there is no assurance they will be realized, we think they are instructive. In relation to the benchmark, the portfolio was composed of higher-quality, more profitable companies trading at below-market average valuations. This is precisely the portfolio style that has worked so well for us in the past and we believe will continue to be effective over the long term.

Sincerely,

MICHAEL FASCIANO
PORTFOLIO MANAGER

Industry Diversification

(% of Total Net Assets)

Banking	1.2%
Banking & Financial	4.3
Basic Materials	1.2
Biotechnology	1.0
Building, Construction & Furnishing	0.7
Business Services	9.6
Chemicals	2.5
Consumer Discretionary	2.1
Consumer Products & Services	0.9
Consumer Staples	1.0
Defense	1.4
Distributor	5.5
Electrical & Electronics	1.1
Entertainment	1.8
Filters	1.2
Financial Services	1.5
Health Products & Services	11.5
Industrial & Commercial Products	6.2
Insurance	3.4%
Internet	2.6
Machinery & Equipment	7.5
Manufacturing	3.5
Materials	0.5
Office	1.2
Oil & Gas	2.7
Oil Services	4.9
Publishing & Broadcasting	5.5
Restaurants	0.8
Semiconductors	1.5
Specialty Retail	1.0
Technology	2.8
Transportation	3.4
Waste Management	1.6
Short-Term Investments	9.9
Liabilities, less cash, receivables and other assets	(7.5)

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  12.57% and 10.65% were the average annual total returns for the 1-year and since inception (07/12/02) periods ended June 30, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Fasciano Portfolio.

  2.  The Russell 2000® Index is an unmanaged index consisting of securities of the 2,000 issuers having the smallest capitalization in the Russell 3000® Index (which measures the performance of the 3,000 largest U.S. companies based on total market capitalization), representing approximately 10% of the Russell 3000 total market capitalization. The smallest company's market capitalization was roughly $262 million. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change. Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Fasciano Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07
Class S	$1,000.00	$1,100.50	$7.24
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.90	$6.96

  *  Expenses are equal to the annualized expense ratio of 1.39%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Fasciano Portfolio

Number of Shares		Market Value†
Common Stocks (97.6%)
Banking (1.2%)
16,100	Texas Capital Bancshares	$359,835	*
Banking & Financial (4.3%)
11,070	Boston Private Financial Holdings	297,451
21,900	Wilshire Bancorp	266,742
15,920	Wintrust Financial	698,092
		1,262,285
Basic Materials (1.2%)
13,120	AMCOL International	358,307
Biotechnology (1.0%)
4,960	Techne Corp.	283,762	*
Building, Construction & Furnishing (0.7%)
4,100	NCI Building Systems	202,253	*
Business Services (9.6%)
8,600	Advisory Board	477,816	*
19,900	Korn/Ferry International	522,574	*
9,430	Ritchie Bros. Auctioneers	590,507
30,065	Rollins, Inc.	684,580
10,460	Watson Wyatt Worldwide Class A	528,021
		2,803,498
Chemicals (2.5%)
19,700	Rockwood Holdings	720,035	*
Consumer Discretionary (2.1%)
8,400	Monro Muffler Brake	314,580
7,200	RC2 Corp.	288,072	*
		602,652
Consumer Products & Services (0.9%)
7,100	Central Garden & Pet	87,046	*
14,000	Central Garden & Pet Class A	164,220	*
		251,266
Consumer Staples (1.0%)
4,800	Chattem Inc.	304,224	*
Defense (1.4%)
17,700	ARGON ST	410,817	*È
Distributor (5.5%)
20,500	Houston Wire & Cable	582,405	*È
22,900	Interline Brands	597,232	*
13,100	ScanSource, Inc.	419,069	*
		1,598,706
Electrical & Electronics (1.1%)
14,880	LoJack Corp.	331,675	*
Entertainment (1.8%)
9,740	International Speedway	513,395
Filters (1.2%)
9,400	CLARCOR Inc.	351,842
Financial Services (1.5%)
9,180	Financial Federal	273,747

Number of Shares		Market Value†
3,090	ITLA Capital	$161,051
		434,798
Health Products & Services (11.5%)
10,500	Computer Programs and Systems	325,290
4,800	Haemonetics Corp.	252,528	*
10,900	Healthcare Services Group	321,550
2,980	ICU Medical	127,961	*
20,040	K-V Pharmaceutical	545,890	*
6,400	LCA-Vision	302,464
9,900	MWI Veterinary Supply	394,911	*
5,300	Owens & Minor	185,182
19,310	STERIS Corp.	590,886
10,790	Young Innovations	314,852
		3,361,514
Industrial & Commercial Products (6.2%)
11,600	Actuant Corp.	731,496
12,400	Middleby Corp.	741,768	*
28,800	TriMas Corp.	347,904	*
		1,821,168
Insurance (3.4%)
16,300	American Equity Investment Life Holding	196,904
22,000	Amerisafe Inc.	431,860	*
4,790	Hilb Rogal and Hobbs	205,299
4,600	Tower Group	146,740
		980,803
Internet (2.6%)
21,700	j2 Global Communications	757,330	*È
Machinery & Equipment (7.5%)
10,700	Bucyrus International	757,346
8,400	H&E Equipment Services	233,016	*
22,715	IDEX Corp.	875,436
7,220	Regal-Beloit	336,019
		2,201,817
Manufacturing (3.5%)
11,800	Drew Industries	391,052	*
15,200	RBC Bearings	627,000	*
		1,018,052
Materials (0.5%)
5,850	Spartech Corp.	155,318
Office (1.2%)
15,500	Acco Brands	357,275	*
Oil & Gas (2.7%)
15,500	Berry Petroleum Class A	584,040
7,200	Comstock Resources	215,784	*
		799,824
Oil Services (4.9%)
19,100	Cal Dive International	317,633	*È
5,622	CARBO Ceramics	246,300

See Notes to Schedule of Investments
5

Schedule of Investments Fasciano Portfolio cont'd

Number of Shares		Market Value†
30,500	TETRA Technologies	$860,100	*
		1,424,033
Publishing & Broadcasting (5.5%)
12,050	Courier Corp.	482,000
29,940	Journal Communications	389,519
11,800	Meredith Corp.	726,880
		1,598,399
Restaurants (0.8%)
9,300	Ruby Tuesday	244,869
Semiconductors (1.5%)
12,810	Cabot Microelectronics	454,627	*
Specialty Retail (1.0%)
10,300	Hibbett Sports	282,014	*
Technology (2.8%)
6,200	Landauer, Inc.	305,350
5,700	MTS Systems	254,619
22,600	Online Resources	248,148	*
		808,117
Transportation (3.4%)
14,373	Heartland Express	234,280
9,500	Hub Group Class A	334,020	*
8,820	Landstar System	425,565
		993,865
Waste Management (1.6%)
15,197	Waste Connections	459,557	*
	Total Common Stocks (Cost $23,763,349)	28,507,932
Short-Term Investments (9.9%)
1,006,565	Neuberger Berman Prime Money Fund Trust Class	1,006,565	@
1,866,501	Neuberger Berman Securities Lending Quality Fund, LLC	1,866,501	‡
	Total Short-Term Investments (Cost $2,873,066)	2,873,066	#
	Total Investments (107.5%) (Cost $26,636,415)	31,380,998	##
Liabilities, less cash, receivables and other assets [(7.5%)]		(2,176,269)
	Total Net Assets (100.0%)	$29,204,729

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Schedule of Investments Fasciano Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Fasciano Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $26,733,869. Gross unrealized appreciation of investments was $5,138,077 and gross unrealized depreciation of investments was $490,948, resulting in net unrealized appreciation of $4,647,129 based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements
7

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Fasciano Portfolio
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$28,507,932
Affiliated issuers	2,873,066
31,380,998
Dividends and interest receivable	15,646
Receivable for securities sold	864,706
Receivable for Fund shares sold	39,823
Receivable for securites lending income (Note A)	5,491
Prepaid expenses and other assets	428
Total Assets	32,307,092
Liabilities
Payable for collateral on securities loaned (Note A)	1,866,501
Payable for securities purchased	1,144,850
Payable for Fund shares redeemed	33,586
Payable to investment manager—net (Notes A & B)	19,747
Payable to administrator—net (Note B)	3,513
Payable for securities lending fees (Note A)	5,288
Accrued expenses and other payables	28,878
Total Liabilities	3,102,363
Net Assets at value	$29,204,729
Net Assets consist of:
Paid-in capital	$23,462,337
Undistributed net investment income (loss)	(39,697)
Accumulated net realized gains (losses) on investments	1,037,506
Net unrealized appreciation (depreciation) in value of investments	4,744,583
Net Assets at value	$29,204,729
Shares Outstanding ($.001 par value; unlimited shares authorized)	1,826,015
Net Asset Value, offering and redemption price per share	$15.99
†Securities on loan, at market value:
Unaffiliated issuers	$1,802,058
*Cost of investments:
Unaffiliated issuers	$23,763,349
Affiliated issuers	2,873,066
Total cost of investments	$26,636,415

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Fasciano Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$104,902
Income from securities loaned—net (Note F)	1,127
Income from investments in affiliated issuers (Note F)	33,940
Foreign taxes withheld	(488)
Total income	139,481
Expenses:
Investment management fees (Notes A & B)	109,536
Administration fees (Note B)	38,659
Distribution fees (Note B)	32,216
Audit fees	19,158
Custodian fees (Note B)	17,991
Insurance expense	396
Legal fees	2,490
Shareholder reports	8,178
Trustees' fees and expenses	11,909
Miscellaneous	954
Total expenses	241,487
Expenses reimbursed by administrator (Note B)	(60,352)
Investment management fees waived (Note A)	(517)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(1,440)
Total net expenses	179,178
Net investment income (loss)	(39,697)
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	836,202
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	1,750,805
Net gain (loss) on investments	2,587,007
Net increase (decrease) in net assets resulting from operations	$2,547,310

See Notes to Financial Statements
9

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Fasciano Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$(39,697)	$(72,690)
Net realized gain (loss) on investments	836,202	230,224
Change in net unrealized appreciation (depreciation) of investments	1,750,805	941,877
Net increase (decrease) in net assets resulting from operations	2,547,310	1,099,411
Distributions to Shareholders From (Note A):
Net realized gain on investments	—	(598,773)
From Fund Share Transactions (Note D):
Proceeds from shares sold	5,709,075	8,437,809
Proceeds from reinvestment of dividends and distributions	—	598,773
Payments for shares redeemed	(3,249,481)	(4,260,606)
Net increase (decrease) from Fund share transactions	2,459,594	4,775,976
Net Increase (Decrease) in Net Assets	5,006,904	5,276,614
Net Assets:
Beginning of period	24,197,825	18,921,211
End of period	$29,204,729	$24,197,825
Undistributed net investment income (loss) at end of period	$(39,697)	$—

See Notes to Financial Statements
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Statements Fasciano Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Fasciano Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as plaintiff. The amount of such proceeds for the six months ended June 30, 2007 was $839.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment

11

Notes to Financial Statements Fasciano Portfolio cont'd

companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for net operating losses were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

  Distributions Paid From:

Ordinary Income		Long–TermCapital Gain		Total
2006	2005	2006	2005	2006	2005
$—	$44,303	$598,773	$40,402	$598,773	$84,705

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long–Term Gain	Unrealized Appreciation (Depreciation)	Total
$—	$213,504	$2,981,578	$3,195,082

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $1,127, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $19,221 in income earned on cash collateral and guaranteed amounts (including approximately $17,976 of interest income earned from the Quality Fund and $1,245 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $18,094 (including approximately $3,854 retained by Neuberger).

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  11  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives

13

Notes to Financial Statements Fasciano Portfolio cont'd

from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $517 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $33,940 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  12  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution
Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $500 million of the Fund's average daily net assets, 0.825% of the next $500 million, 0.80% of the next $500 million, 0.775% of the next $500 million, 0.75% of the next $500 million, and 0.725% of average daily net assets in excess of $2.5 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.40% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2007, such excess expenses amounted to $60,352. The Fund has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under this agreement. At June 30, 2007, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2007	2008	2009	2010	Total
$108,225	$120,637	$131,004	$60,352	$420,218

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency, or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $1,396.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $44.

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $9,482,462 and $6,551,327, respectively.

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $21,630, of which Neuberger received $0, Lehman Brothers Inc. received $2,367, and other brokers received $19,263.

15

Notes to Financial Statements Fasciano Portfolio cont'd

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30,	For the Year Ended December 31,
	2007	2006
Shares Sold	374,318	581,457
Shares Issued on Reinvestment of Dividends and Distributions	—	41,438
Shares Redeemed	(214,205)	(293,275)
Total	160,113	329,620

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Investments in Affiliates*

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	1,229,813	7,499,591	7,722,839	1,006,565	$1,006,565	$33,940
Neuberger Berman Securities Lending Quality Fund, LLC***	1,122,901	7,543,500	6,799,900	1,866,501	1,866,501	17,976
Total					$2,873,066	$51,916

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights Fasciano Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,				Period from July 12, 2002^ to December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$14.53		$14.16	$13.84	$12.40	$9.92	$10.00
Income From Investment Operations:
Net Investment Income (Loss)‡	(.02)		(.05)	(.04)	(.08)	(.08)	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	1.48		.79	.43	1.56	2.57	(.07)
Total From Investment Operations	1.46		.74	.39	1.48	2.49	(.08)
Less Distributions From:
Net Capital Gains	—		(.37)	(.07)	(.04)	(.01)	—
Net Asset Value, End of Period	$15.99		$14.53	$14.16	$13.84	$12.40	$9.92
Total Return††	+10.05	%**	+5.25%	+2.82%	+11.96%	+25.06%	–.80	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$29.2		$24.2	$18.9	$15.9	$6.2	$0.5
Ratio of Gross Expenses to Average Net Assets#	1.40	%*	1.40%	1.40%	1.41%	1.42%	1.40	%*
Ratio of Net Expenses to Average Net Assets§	1.39	%*	1.40%	1.40%	1.40%	1.40%	1.40	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	(.31	)%*	(.33)%	(.32)%	(.60)%	(.69)%	(.31	)%*
Portfolio Turnover Rate	26	%**	30%	42%	10%	70%	20	%**

See Notes to Financial Highlights
18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Highlights Fasciano Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Years Ended December 31,				Period from July 12, 2002^ to December 31,
2007	2006	2005	2004	2003	2002
1.86%	2.00%	2.09%	2.56%	4.58%	38.27%

^  The date investment operations commenced.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

20

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

International
Portfolio®

F0324  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

International Portfolio Manager's Commentary

International stocks continued to outpace U.S. equities in the first half of 2007, with the MSCI EAFE Index gaining 11.09% versus the S&P 500's 6.96% advance. The Neuberger Berman Advisers Management Trust (AMT) International Portfolio performed well, but slightly trailed its MSCI EAFE benchmark.

Collectively, our Energy sector investments had the most positive impact on portfolio performance. Three energy holdings, the U.K.'s Tullow Oil, Australia's Woodside Petroleum and Canada's Addax Petroleum, appeared on our top-ten contributors list. Materials sector investments also buoyed returns, with German chemical company Wacker Chemie, Brazilian mining company Companhia Vale do Rio Doce, and Irish building materials producer CRH among the top performers. Good gains in Austrian state-of-the-art lighting manufacturer Zumtobel and a nice recovery for Hong Kong-based flat screen television and computer monitor assembler TPV Technology helped us outperform in the Information Technology sector.

During the reporting period, Financial sector investments had a negative impact on returns. Although we were materially underweight in Financials (the EAFE's second poorest performing sector), collectively, our holdings had a modestly negative return compared to a mid-single-digit gain for the corresponding benchmark component. Substantial declines in U.K. residential mortgage lenders Kensington Group and Northern Rock were primarily responsible for disappointing Financial sector returns. U.K. mortgage lenders (and homebuilders) came under pressure due to rising interest rates and investor concern that a housing bubble could be developing in Britain. We currently think interest rates will stabilize as economic growth moderates and believe that, unlike in the U.S. housing market, strong fundamentals related to supply constraints (from strict zoning and environmental regulations) provide a solid underpinning for U.K. housing. Consequently, we have maintained positions in residential mortgage lenders and homebuilders.

We experienced mixed results in the Consumer Discretionary sector, with German auto maker Porsche and German steel products distributor Kloeckner & Co. finishing on our top-ten contributors list. Unfortunately, there were five Consumer Discretionary sector holdings on our bottom-ten contributors list. U.K. homebuilders Redrow and Barratt Developments declined due to aforementioned concerns regarding the British housing market. Several other bottom-ten stocks in the Consumer Discretionary sector were Japanese companies (including gaming machine maker Sankyo, Nissan Motor Company, and automobile and motorcycle clutch manufacturer F.C.C. Co.). All of these companies have experienced what we believe to be temporary problems that appear to be in the process of being resolved.

As a whole, results from investments in non-EAFE countries (which at the end of first half 2007 were 19.8% of portfolio assets) enhanced performance with the superior performance of Brazilian and Canadian holdings more than compensating for weak returns from positions in the Argentine and Korean markets. A significant underweight in the tepid Japanese stock market and an overweight in the strong German market enhanced returns. An underweight in the robust Australian market penalized relative returns.

The portfolio continues to have significant overweights in the Energy and Consumer Discretionary sectors. As investors gradually shift their attention from day-to-day fluctuations in oil prices to favorable long-term supply/demand fundamentals, we anticipate higher valuations for energy companies. The portfolio's overweight in the Consumer Discretionary sector is simply a function of identifying attractive fundamental opportunities in less economically sensitive consumer businesses. We are likely to remain underweighted in Financials until interest rates stabilize and valuations adjust. We currently continue to be underweight in Japan due to the dearth of attractive investment opportunities.

At the beginning of 2007, we were anticipating a full-year EAFE return in the 10% to 12% range. After six months, we are already there. Over the balance of the year, we currently believe that rising

1

International Portfolio Manager's Commentary cont'd

interest rates, higher equity valuations, and investors' increasing sensitivity to risk will restrain international equities returns.

Although international earnings growth has outpaced U.S. growth, substantially superior stock market performance has reduced international equities' valuation discount to U.S. stocks from recent years' 20% to 25% to today's 5% to 10%. Although fundamentals still support continued dollar depreciation, especially against Asian currencies, much of the dollar decline against the euro may well be behind us. We currently expect future depreciation to continue at a gradual pace.

Sincerely,

BENJAMIN SEGAL
PORTFOLIO MANAGER

Industry Diversification

(% of Total Net Assets)

Automobiles & Components	6.1%
Banks	13.0
Capital Goods	10.5
Chemicals	3.2
Commercial Services & Supplies	4.5
Construction Materials	3.9
Consumer Discretionary	1.6
Consumer Durables & Apparel	3.0
Consumer Staples	0.6
Energy	1.8
Energy Services & Equipment	1.9
Food & Beverage	0.5
Food, Beverage & Tobacco	2.4
Health Care Equipment & Services	1.0
Hotels, Restaurants & Leisure	3.4
Household & Personal Products	0.8
Insurance	1.2
Materials	0.9
Materials, Metals & Mining	2.6
Media	2.3
Metals	0.5
Oil & Gas	18.0
Pharmaceuticals & Biotechnology	0.5
Real Estate	0.5
Software	0.9
Technology - Hardware	4.3
Technology - Semiconductor	0.4
Technology - Software	1.0
Telecommunications - Diversified	0.5
Telecommunications - Wireless	4.0
Short-Term Investments	18.3
Liabilities, less cash, receivables and other assets	(14.1)

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  23.51% and 23.86% were the average annual total returns for the 1-year and since inception (4/29/05) periods ended June 30, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the International Portfolio.

  2.  The EAFE Index, also known as the Morgan Stanley Capital International Europe, Australasia, Far East Index, is an unmanaged index of over 1,000 foreign stock prices. The index is translated into U.S. dollars.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as redemption fees or fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust International Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07
Class S	$1,000.00	$1,097.30	$7.82
Hypothetical (5% annual return before expenses)**
Class S	$1,000.00	$1,017.34	$7.52

  *  Expenses are equal to the annualized expense ratio of 1.50%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

**  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments International Portfolio

Number of Shares		Market Value†
Common Stocks (90.1%)
Argentina (1.0%)
99,510	Tenaris SA ADR	$4,872,010
Australia (3.0%)
740,102	Paladin Resources	5,142,668	*È
1	Timbercorp Ltd.	2
264,878	Woodside Petroleum	10,239,555	È
		15,382,225
Austria (0.5%)
73,930	Zumtobel AG	2,751,758	*
Belgium (4.7%)
165,619	Euronav SA	6,024,473	È
99,295	Fortis	4,208,482
41,662	ICOS Vision Systems NV	2,001,030	*
123,206	InBev NV	9,758,570
111,990	Option NV	2,218,430	*È
		24,210,985
Brazil (2.6%)
23,350	M Dias Branco SA	363,142
278,444	Natura Cosmeticos SA	4,041,696
72,490	Petroleo Brasileiro ADR	8,790,862
		13,195,700
Canada (10.3%)
179,130	Addax Petroleum	6,699,403
140,035	Canadian Natural Resources	9,304,555	È
144,815	Corus Entertainment, Inc., B Shares	6,770,042
798,315	First Calgary Petroleums Ltd.	3,896,961	*È
226,773	MacDonald Dettwiler	9,398,759	*
88,290	Stantec, Inc.	2,917,445	*
93,247	Suncor Energy	8,399,889
270,725	Talisman Energy	5,235,330
		52,622,384
France (8.4%)
42,048	BNP Paribas	4,994,590
72,330	Groupe Steria SCA	4,794,959	È
9,900	Ingenico SA	292,042
132,502	Ipsos	4,831,709	È
58,263	Kaufman & Broad SA	4,508,057
11,780	Pernod Ricard SA	2,600,865	È
11,725	Societe Generale	2,172,381
77,015	Total SA ADR	6,236,675
39,523	Vallourec SA	12,636,478	È
		43,067,756
Germany (9.4%)
228,855	C.A.T. Oil AG	6,214,156	*È
53,346	Continental AG	7,531,061
325,125	Depfa Bank PLC	5,757,511
48,930	Gerresheimer AG	2,516,522	*
37,760	Hypo Real Estate Holding AG	2,448,090	È
88,145	Kloeckner & Co. AG	6,393,136	È
9,200	Leoni AG	427,899
15,367	Pfeiffer Vacuum Technology AG	1,478,831	È
39,662	Wacker Chemie AG	9,341,321
65,368	Wincor Nixdorf AG	6,032,256
		48,140,783

Number of Shares		Market Value†
Greece (0.6%)
52,971	Titan Cement	$3,053,731
Hong Kong (1.0%)
7,711,715	TPV Technology	5,335,152
Ireland (7.6%)
206,893	Allied Irish Banks	5,653,625
681,487	Anglo Irish Bank	13,858,748
41,896	Anglo Irish Bank	859,847
2,097	C&C Group	28,176
263,732	CRH PLC	12,985,037
1,319,001	Dragon Oil PLC	5,272,706	*
		38,658,139
Italy (1.9%)
369,933	Marazzi Group	5,967,965
186,595	Milano Assicurazioni	1,548,023
261,140	Nice SPA	2,245,953	È
		9,761,941
Japan (13.8%)
134,000	Aica Kogyo	1,536,615
367,000	Bosch Corp.	1,818,430	È
255,000	CHIYODA Corp.	4,858,984
282,900	F.C.C. Co.	5,812,640
2,095	Fullcast Co., Ltd.	2,749,998	È
29,250	Gulliver International Co. Ltd.	1,686,994
329,200	Heiwa Corp.	4,044,934
48,900	Hogy Medical Co.	2,185,390
40,500	IBIDEN Co., Ltd.	2,613,201
182,600	Kaga Electronics Co., Ltd.	3,251,932
229,900	Mars Engineering	4,649,185
124,500	Maruichi Steel Tube	3,886,965	È
66,900	Nihon Kohden Corp.	1,240,916
721,200	Nissan Motor	7,721,087
3,700	Nissin Healthcare Food Service	48,132
1,606	Pasona, Inc.	2,723,357
5,900	PLENUS Co.	107,294
83,000	Sankyo Co.	3,495,067
399,000	Sumitomo Metal Industries	2,345,787
335,000	Takuma Co.	2,077,640	È
79,789	TENMA Corp.	1,343,878
184,000	TOPCON Corp.	3,063,099
598,000	Toray Industries	4,418,867
91,500	Yamaha Motor	2,654,891
		70,335,283
Korea (2.0%)
210,655	KT Corp. ADR	4,941,966	È
186,410	SK Telecom ADR	5,098,314	È
		10,040,280
Netherlands (2.2%)
45,635	OPG Groep NV	1,662,390
52,120	Royal Numico NV	2,708,434
78,874	Tele Atlas NV	1,687,440	*
205,894	Wavin NV	4,931,270
		10,989,534
Norway (1.8%)
414,315	DnB NOR ASA	5,329,199
244,385	Prosafe ASA	3,907,699	È
		9,236,898

See Notes to Schedule of Investments
5

Schedule of Investments International Portfolio cont'd

Number of Shares		Market Value†
Spain (0.5%)
67,333	Renta Corp. Real Estate SA	$2,634,338
Sweden (0.3%)
131,795	Nobia AB	1,641,399
Switzerland (1.5%)
46,722	Advanced Digital Broadcast	2,759,048	*
51,777	Swiss Re	4,722,068
		7,481,116
United Kingdom (17.0%)
268,644	Barclays PLC	3,737,595
255,291	Barratt Developments	5,060,402
556,639	Burren Energy	9,075,582
81,829	GlaxoSmithKline PLC	2,131,633
58,700	Hikma Pharmaceuticals PLC	448,332
285,655	Kensington Group	2,620,414
775,514	Lloyds TSB Group PLC	8,620,832
233,280	Northern Rock	4,036,469
159,345	Northgate PLC	3,265,562
195,190	Paragon Group Cos. PLC	1,912,580
408,465	Premier Foods PLC	2,362,184
329,328	Punch Taverns PLC	8,079,482
49,835	Raymarine PLC	406,105
415,173	Redrow PLC	4,227,778
511,858	RPS Group	3,591,583
1,173,777	Tullow Oil PLC	11,459,457
3,125,917	Vodafone Group	10,474,295
408,377	William Hill	5,011,750
		86,522,035
	Total Common Stocks (Cost $416,099,211)	459,933,447

Number of Shares		Market Value†
Preferred Stocks (5.7%)
Brazil (3.9%)
292,680	Companhia Vale do Rio Doce ADR	$11,034,036
133,510	Ultrapar Participacoes	4,456,562
24,105	Ultrapar Participacoes ADR	800,286	È
572,457	Universo Online SA	3,412,782	*
		19,703,666
Germany (1.8%)
5,318	Porsche AG	9,484,625
	Total Preferred Stocks (Cost $19,883,434)	29,188,291
Short-Term Investments (18.3%)
15,759,785	Neuberger Berman Prime Money Fund Trust Class	15,759,785	@
77,331,856	Neuberger Berman Securities Lending Quality Fund, LLC	77,331,856	‡
	Total Short-Term Investments (Cost $93,091,641)	93,091,641	#
	Total Investments (114.1%) (Cost $529,074,286)	582,213,379	##
	Liabilities, less cash, receivables and other assets [(14.1%)]	(71,943,143)
	Total Net Assets (100.0%)	$510,270,236

Summary Schedule of Investments by Industry International Portfolio

Industry	Market Value†	Percentage of Net Assets
Oil & Gas	$91,800,180	18.0%
Banks	66,210,363	13.0%
Capital Goods	53,544,221	10.5%
Automobiles & Components	30,977,312	6.1%
Commercial Services & Supplies	23,121,269	4.5%
Technology—Hardware	21,988,966	4.3%
Telecommunications—Wireless	20,514,575	4.0%
Construction Materials	19,925,733	3.9%
Hotels, Restaurants & Leisure	17,243,460	3.4%
Chemicals	16,134,784	3.2%
Consumer Durables & Apparel	15,437,636	3.0%
Materials—Metals & Mining	13,379,823	2.6%
Food, Beverage & Tobacco	12,495,180	2.4%
Media	11,601,751	2.3%
Energy Services & Equipment	9,932,172	1.9%
Energy	9,039,629	1.8%
Consumer Discretionary	8,243,057	1.6%
Insurance	6,270,091	1.2%
Technology—Software	5,100,222	1.0%

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Summary Schedule of Investments by Industry International Portfolio cont'd

Industry	Market Value†	Percentage of Net Assets
Health Care Equipment & Services	$5,088,696	1.0%
Software	4,794,959	0.9%
Materials	4,418,869	0.9%
Household & Personal Products	4,041,696	0.8%
Consumer Staples	2,964,007	0.6%
Telecommunications—Diversified	2,759,048	0.5%
Real Estate	2,634,338	0.5%
Pharmaceuticals & Biotechnology	2,579,965	0.5%
Metals	2,516,522	0.5%
Food & Beverage	2,362,184	0.5%
Technology—Semiconductor	2,001,030	0.4%
Other Assets—Net	21,148,498	4.2%
	$510,270,236	100.0%

See Notes to Schedule of Investments
7

Notes to Schedule of Investments International Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust International Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the last available bid price. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $529,440,763. Gross unrealized appreciation of investments was $63,902,308 and gross unrealized depreciation of investments was $11,129,692, resulting in net unrealized appreciation of $52,772,616, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	International Portfolio
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$489,121,738
Affiliated issuers	93,091,641
582,213,379
Foreign currency	1,941,623
Dividends and interest receivable	1,212,964
Receivable for securities sold	6,134,938
Receivable for Fund shares sold	1,843,933
Receivable for securities lending income (Note A)	332,682
Prepaid expenses and other assets	8,429
Total Assets	593,687,948
Liabilities
Payable for collateral on securities loaned (Note A)	77,331,856
Payable for securities purchased	5,200,467
Payable for Fund shares redeemed	18,218
Payable to investment manager—net (Notes A & B)	336,751
Payable for securities lending fees (Note A)	306,349
Payable to administrator—net (Note B)	186,346
Accrued expenses and other payables	37,725
Total Liabilities	83,417,712
Net Assets at value	$510,270,236
Net Assets consist of:
Paid-in capital	$435,123,224
Undistributed net investment income (loss)	2,717,939
Accumulated net realized gains (losses) on investments	19,282,263
Net unrealized appreciation (depreciation) in value of investments	53,146,810
Net Assets at value	$510,270,236
Shares Outstanding ($.001 par value; unlimited shares authorized)	32,535,982
Net Asset Value, offering and redemption price per share	$15.68
†Securities on loan, at market value:
Unaffiliated issuers	$74,029,867
*Cost of investments:
Unaffiliated issuers	$435,982,645
Affiliated issuers	93,091,641
Total cost of investments	$529,074,286
Total cost of foreign currency	$1,940,123

See Notes to Financial Statements
9

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	International Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$5,533,762
Interest income—unaffiliated issuers	4,849
Income from securities loaned—net (Note F)	129,030
Income from investments in affiliated issuers (Note F)	566,724
Foreign taxes withheld	(402,859)
Total income	5,831,506
Expenses:
Investment management fees (Notes A & B)	1,680,971
Administration fees (Note B)	599,991
Audit fees	14,850
Custodian fees (Note B)	183,527
Distribution fees (Note B)	499,993
Insurance expense	3,030
Legal fees	35,427
Shareholder reports	52,933
Trustees' fees and expenses	11,898
Miscellaneous	46,253
Total expenses	3,128,873
Expenses reimbursed by administrator (Note B)	(87,039)
Investment management fees waived (Note A)	(8,900)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(27,278)
Total net expenses	3,005,656
Net investment income (loss)	2,825,850
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	17,291,666
Foreign currency	(300,593)
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	19,347,682
Foreign currency	6,375
Net gain (loss) on investments	36,345,130
Net increase (decrease) in net assets resulting from operations	$39,170,980

See Notes to Financial Statements
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	International Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$2,825,850	$940,042
Net realized gain (loss) on investments	16,991,073	4,094,891
Change in net unrealized appreciation (depreciation) of investments	19,354,057	33,269,027
Net increase (decrease) in net assets resulting from operations	39,170,980	38,303,960
Distributions to Shareholders From (Note A):
Net investment income	—	(622,491)
Net realized gain on investments	—	(2,284,068)
Total distributions to shareholders	—	(2,906,559)
From Fund Share Transactions (Note D):
Proceeds from shares sold	169,697,250	290,645,896
Proceeds from reinvestment of dividends and distributions	—	2,906,560
Payments for shares redeemed	(37,260,181)	(2,970,695)
Redemption fees retained (Note A)	14,896	19,795
Net Increase (Decrease) from Fund share transactions	132,451,965	290,601,556
Net Increase (Decrease) in Net Assets	171,622,945	325,998,957
Net Assets:
Beginning of period	338,647,291	12,648,334
End of period	$510,270,236	$338,647,291
Undistributed net investment income (loss) at end of period	$2,717,939	$(107,911)

See Notes to Financial Statements
11

Notes to Financial Statements International Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: International Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class S shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions are recorded on the basis of identified cost and stated separately in the Statement of Operations.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses and distribution redesignations were reclassified at fiscal year-end. These reclassifications had no effect on the net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the year ended December 31, 2006 and the period ended December 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2006	2005	2006	2005	2006	2005
$2,817,562	$67,162	$88,997	$—	$2,906,559	$67,162

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Total
$2,603,740	$78,725	$33,293,567	$35,976,032

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales and passive foreign investment companies.

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the

13

Notes to Financial Statements International Portfolio cont'd basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangement, eSecLending currently acts as lending agent for the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $129,030, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $1,484,823 in income earned on cash collateral and guaranteed amounts (including approximately $1,322,064 of interest income earned from the Quality Fund), less fees and expenses paid of approximately $1,355,793.

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  11  Redemption of fund shares: The Fund charges a redemption fee of 1% on shares redeemed or exchanged for shares of another fund within 60 days or less of the purchase date. All redemption fees are paid to and recorded by the Fund as Paid-in capital. For the six months ended June 30, 2007, the Fund received $14,896 in redemption fees.

  12  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $8,900 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $566,724 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  13  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.85% of the first $250 million of the Fund's average daily net assets, 0.825% of the next $250 million, 0.80% of the next $250 million, 0.775% of the next $250 million, 0.75% of the next $500 million, 0.725% of the next $1 billion, and 0.70% of average daily net assets in excess of $2.5 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

Management acts as agent in arranging for the sale of Fund shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to the Fund, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to the Fund, Management's activities and expenses related to the sale and distribution of the Fund's shares, and ongoing services provided to investors in the Fund, Management receives from the Fund a fee at the annual rate of 0.25% of the Fund's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for the Fund and pays a portion of it to institutions that provide such services. Those institutions may use the payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the Fund during any year may be more or less than the cost of distribution and other services provided to the Fund. NASD rules limit the amount of annual distribution fees that may

15

Notes to Financial Statements International Portfolio cont'd be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund for its operating expenses (including the fees payable to Management but excluding interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 2.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). Moreover, Management has voluntarily committed to reimburse certain expenses, as stated above, for an additional 0.50% per annum of the Fund's average daily net assets to maintain the Fund's Operating Expense at 1.50%. Management may, at its sole discretion, terminate this voluntary reimbursement commitment without notice. For the six months ended June 30, 2007, such excess expenses amounted to $87,039. The Fund has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management under the contractual Expense Limitation, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under this agreement. At June 30, 2007, contingent liabilities to Management under this agreement were as follows:

Expiring in:
2008	Total
$91,847	$91,847

Management and Neuberger Berman, LLC ("Neuberger"), a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency, or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $26,513.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $765.

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $212,784,765 and $65,935,982, respectively.

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $316,197, of which Neuberger received $0, Lehman Brothers Inc. received $26,115, and other brokers received $290,082.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and for the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Shares Sold	11,403,255	22,642,093
Shares Issued on Reinvestment of Dividends and Distributions	—	205,225
Shares Redeemed	(2,562,312)	(235,347)
Total	8,840,943	22,611,971

Note E—Line of Credit:

At June 30, 2007, the Fund was one of three holders of a single $20,000,000 uncommitted, secured line of credit with a consortium of banks organized by State Street to be used only for temporary or emergency purposes or for leverage. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged at LIBOR, or the overnight Federal Funds Rate, plus a spread to be determined at the time of borrowing. Because several investment companies participate, there is no assurance that the Fund will have access to the entire $20,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Investments In Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	24,059,581	138,701,749	147,001,545	15,759,785	$15,759,785	$566,724
Neuberger Berman Securities Lending Quality Fund, LLC***	34,262,343	181,512,068	138,442,555	77,331,856	77,331,856	1,322,064
Total					$93,091,641	$1,888,788

*  Affiliated issuers, as defined in the 1940 Act.

17

Notes to Financial Statements International Portfolio cont'd

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Financial Highlights International Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,	Period from April 29, 2005^ to December 31,
2007	2006		2005	(Unaudited)
Net Asset Value, Beginning of Period	$14.29		$11.68	$10.00
Income From Investment Operations:
Net Investment Income (Loss)@	.10		.10	.07
Net Gains or Losses on Securities (both realized and unrealized)	1.29		2.64	1.67
Total From Investment Operations	1.39		2.74	1.74
Less Distributions From
Net Investment Income	—		(.03)	(.01)
Net Capital Gains	—		(.10)	(.06)
Total Distributions	—		(.13)	(.07)
Redemption Fees@	.00		.00	.01
Net Asset Value, End of Period	$15.68		$14.29	$11.68
Total Return††	+9.73	%**	+23.45%	+17.50	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$510.3		$338.6	$12.6
Ratio of Gross Expenses to Average Net Assets#	1.52	%*	1.50%	1.51	%*
Ratio of Net Expenses to Average Net Assets‡	1.50	%*	1.50%	1.50	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	1.41	%*	.75%	.91	%*
Portfolio Turnover Rate	17	%**	39%	29	%**

See Notes to Financial Highlights
19

Notes to Financial Highlights International Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed and/or waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  After reimbursement of expenses and/or waiver of a portion of the investment management fee by Management. Had Management not undertaken such actions, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30, 2007	Year Ended December 31, 2006	Period From April 29, 2005^ to December 31, 2005
1.55%	1.67%	5.84%

^  The date investment operations commenced.

@  Calculated based on the average number of shares outstanding during the fiscal period.

*  Annualized.

**  Not annualized.

20

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

21

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Socially
Responsive
Portfolio®

B0738  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Socially Responsive Portfolio Managers' Commentary

We are pleased to report that the Neuberger Berman Advisers Management Trust (AMT) Socially Responsive Portfolio performed well in the first half of 2007, delivering a solid return and significantly outperforming its S&P 500 benchmark.

Led by Texas Instruments, National Instruments, Altera and Teradyne, Information Technology (IT) sector investments had the most favorable impact on performance. With investors largely disinterested in technology in 2006, these stocks were portfolio laggards. However, with improving business fundamentals and the potential for accelerating earnings growth, these high quality companies have enjoyed big gains. In 2006, we continued our strategy of taking profits in fully valued stocks in favored industry groups such as REITs and reinvesting in "best of class" companies with strong secular fundamentals in underperforming sectors such as IT. We are pleased that equity investors have recognized the fundamental progress of these businesses over the last six months.

Highlighted by big gains in cable television operator Liberty Global and auto parts manufacturer BorgWarner, Consumer Discretionary sector holdings also made a substantial contribution to absolute and relative returns. Buoyed by the strong performance of Manpower and Canadian National Railway, our Industrials holdings outperformed.

Health Care sector investments generated a modestly positive return, but underperformed the benchmark sector component. Longtime portfolio favorite UnitedHealth Group underperformed due to growing concern that a potential change in the White House and Congress could result in legislation that would negatively affect managed care companies. UnitedHealth has responded by introducing innovative new Medicare oriented products recently endorsed by AARP, the most powerful senior citizen lobby in the U.S. We think that creative new products endorsed by an organization that older Americans respect and trust will help UnitedHealth Group regain investor attention.

Over the last year, we have been reducing our exposure to economically sensitive businesses and looking for companies with strong secular growth prospects. Ironically, we've found one in the traditionally cyclical Energy sector. Over the short-term, natural gas prices will always be influenced by seasonal and cyclical supply/demand forces. However, over the longer term, because it is a clean burning fuel and due to the growing awareness of the environmental and climatic impact of burning coal and oil, we believe that natural gas will increasingly be the fuel of choice for power generation and, thus, a legitimate secular growth industry. BG Group, a recent portfolio addition, is a global pure play on liquefied natural gas (LNG), which is rapidly gaining share in the U.S. natural gas market. The company explores for and produces natural gas, owns gas liquefaction and re-gasification facilities on several continents, and is a global LNG shipper as well. BG Group also owns large natural gas distribution businesses in Brazil and India and has been investing in natural gas fired power generation assets in the U.S. In essence, BG makes money from the wellhead all the way to the end user. So, what's good for liquefied natural gas should be good for BG Group.

Looking ahead, we think that some of the liquidity that has helped support economic growth and buoyed the capital markets may gradually be drained from the system. With oil prices rebounding, food prices climbing as more acreage is dedicated to biofuels, and wage pressure building, we suspect that the Federal Reserve may maintain its bias toward further tightening. Widening credit spreads (the yield differential between investment grade and below investment grade bonds) may begin to restrict the flow of capital to private equity firms and diminish the

1

Socially Responsive Portfolio Managers' Commentary cont'd

deal activity that has provided a tailwind for the equities markets. Tighter credit conditions will work against companies dependent on debt to grow their businesses. However, this should not diminish the prospects for the financially strong companies in our portfolio that are capable of internally funding growth.

Over the last several years we have experienced interesting phenomena in the stock market. Traditional value stocks have gotten richer while traditional growth stocks have underperformed. This convergence of valuations has allowed us to reduce the portfolio's economic sensitivity and lower its Beta (a standard measure of volatility) while improving its growth profile. We believe that being able to buy better earnings growth at true value prices will benefit our shareholders in the year ahead.

Sincerely,

ARTHUR MORETTI AND
INGRID DYOTT
PORTFOLIO CO-MANAGERS

Industry Diversification

(% of Total Net Assets)

Automotive	3.8%
Biotechnology	0.5
Business Services	2.2
Cable Systems	8.8
Consumer Discretionary	1.9
Consumer Staples	1.8
Financial Services	4.3
Health Products & Services	3.9
Industrial	7.5
Insurance	6.8
Integrated Energy	4.0
Life Science Tools & Supplies	1.8
Media	6.3%
Oil & Gas-Exploration & Production	3.2
Pharmaceutical	6.1
Securities Processing	7.8
Semiconductors	9.9
Software	7.0
Transaction Processing	1.7
Transportation	2.7
Utilities	3.4
Repurchase Agreements	4.9
Liabilities, less cash, receivables and other assets	(0.3)

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  For Class I, 24.24%, 13.31% and 7.98% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended June 30, 2007. For Class S, 23.97%, 13.26% and 7.95% were the average annual total returns for the 1-year, 5-year and since inception (02/18/99) periods ended June 30, 2007. Performance shown prior to May 1, 2006, for the Class S shares is that of the Class I shares, which has higher expenses than Class S shares and correspondingly lower returns. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_equity_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Socially Responsive Portfolio.

  2.  The S&P 500 Index is widely regarded as the standard for measuring large-cap U.S. stock market performance and includes a representative sample of leading companies in leading industries. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track, and that individuals cannot invest directly in any index. Data about the performance of this index is prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest directly in many securities not included in the above-described index.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NMBI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and cost of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Socially Responsive Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07	Expense Ratio
Class I	$1,000.00	$1,101.10	$4.78	.92%
Class S	$1,000.00	$1,100.10	$6.06	1.16%
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,020.24	$4.60	.92%
Class S	$1,000.00	$1,019.02	$5.83	1.16%

  *  For each class of the fund, expenses are equal to the annualized expense ratio for the class, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Socially Responsive Portfolio

Number of Shares		Market Value†
Common Stocks (95.4%)
Automotive (3.8%)
121,550	BorgWarner, Inc.	$10,458,162
75,800	Toyota Motor ADR	9,541,704
		19,999,866
Biotechnology (0.5%)
166,900	Medarex, Inc.	2,385,001	*
Business Services (2.2%)
123,805	Manpower Inc.	11,419,773
Cable Systems (8.8%)
590,337	Comcast Corp. Class A Special	16,505,822	*
658,450	Liberty Global Class A	27,022,788	*
70,266	Liberty Global Class C	2,761,454	*
		46,290,064
Consumer Discretionary (1.9%)
153,100	Target Corp.	9,737,160
Consumer Staples (1.8%)
157,200	Costco Wholesale	9,199,344
Financial Services (4.3%)
372,600	Citigroup Inc.	19,110,654
16,925	Goldman Sachs Group	3,668,494
		22,779,148
Health Products & Services (3.9%)
402,425	UnitedHealth Group	20,580,015
Industrial (7.5%)
178,500	3M Co.	15,492,015
317,185	Danaher Corp.	23,947,467
		39,439,482
Insurance (6.8%)
74,225	American International Group	5,197,977
443,275	Progressive Corp.	10,607,571
455,475	Willis Group Holdings	20,068,228
		35,873,776
Integrated Energy (4.0%)
633,900	BG Group PLC	10,391,176
150,475	BP PLC ADR	10,855,267
		21,246,443
Life Science Tools & Supplies (1.8%)
128,500	Millipore Corp.	9,649,065	*
Media (6.3%)
529,875	E.W. Scripps	24,209,989
400,749	Liberty Media Holding Interactive Class A	8,948,725	*
		33,158,714
Oil & Gas—Exploration & Production (3.2%)
87,625	Cimarex Energy	3,453,301
291,925	Newfield Exploration	13,297,184	*
		16,750,485

Number of Shares		Market Value†
Pharmaceutical (6.1%)
300,800	Novartis AG ADR	$16,865,856
23,550	Novo Nordisk A/S ADR	2,558,943
115,150	Novo Nordisk A/S Class B	12,525,453
		31,950,252
Securities Processing (7.8%)
499,025	Bank of New York	20,679,596
295,250	State Street	20,195,100
		40,874,696
Semiconductors (9.9%)
1,174,950	Altera Corp.	26,001,644
693,850	Texas Instruments	26,109,575
		52,111,219
Software (7.0%)
601,750	Intuit Inc.	18,100,640	*
574,500	National Instruments	18,711,465
		36,812,105
Transaction Processing (1.7%)
297,900	Euronet Worldwide	8,686,764	*
Transportation (2.7%)
278,600	Canadian National Railway	14,189,098
Utilities (3.4%)
356,900	National Grid	5,266,135
173,709	National Grid ADR	12,816,250
		18,082,385
	Total Common Stocks (Cost $427,342,249)	501,214,855
Principal Amount
Repurchase Agreements (4.9%)
$25,779,000	Repurchase Agreement with Fixed Income Clearing Corp., 4.85%, due 7/2/07, dated 6/29/07, Maturity Value $25,789,419, Collateralized by $26,620,000 Fannie Mae, 5.55%, due 5/22/12 (Collateral Value $26,553,450) (Cost $25,779,000)	25,779,000	#
Certificates of Deposit (0.0%)
100,000	Shorebank Chicago, 4.55%, due 7/30/07	100,000
100,000	Shorebank Pacific, 4.24%, due 8/18/07	100,000
	Total Certificates of Deposit (Cost $200,000)	200,000	#
	Total Investments (100.3%) (Cost $453,321,249)	527,193,855	##
Liabilities, less cash, receivables and other assets [(0.3%)]		(1,488,209)
	Total Net Assets (100.0%)	$525,705,646

See Notes to Schedule of Investments
5

Notes to Schedule of Investments Socially Responsive Portfolio

†  Investments in equity securities by the Fund are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. The Fund values all other securities, including securities for which the necessary last sale, asked and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $453,384,975. Gross unrealized appreciation of investments was $74,416,048 and gross unrealized depreciation of investments was $607,168, resulting in net unrealized appreciation of $73,808,880, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

See Notes to Financial Statements
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Socially Responsive Portfolio
Assets
Investments in securities, at market value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$527,193,855
Cash	168
Foreign currency	96
Dividends and interest receivable	627,647
Receivable for Fund shares sold	2,790,230
Receivable for securities lending income (Note A)	2,132
Prepaid expenses and other assets	8,455
Total Assets	530,622,583
Liabilities
Payable for securities purchased	4,419,933
Payable for Fund shares redeemed	90,288
Payable to investment manager (Note B)	224,575
Payable for securities lending fees (Note A)	160
Payable to administrator—net (Note B)	142,763
Accrued expenses and other payables	39,218
Total Liabilities	4,916,937
Net Assets at value	$525,705,646
Net Assets consist of:
Paid-in capital	$442,568,159
Undistributed net investment income (loss)	1,547,414
Accumulated net realized gains (losses) on investments	7,715,847
Net unrealized appreciation (depreciation) in value of investments	73,874,226
Net Assets at value	$525,705,646
Net Assets
Class I	$429,176,077
Class S	96,529,569
Shares Outstanding ($.001 par value; unlimited shares authorized)
Class I	23,324,538
Class S	5,257,479
Net Asset Value, offering and redemption price per share
Class I	$18.40
Class S	18.36
*Cost of investments:
Unaffiliated issuers	$453,321,249
Total cost of foreign currency	$95

See Notes to Financial Statements
7

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Socially Responsive Portfolio
Investment Income
Income (Note A):
Dividend income—unaffiliated issuers	$2,689,721
Interest income—unaffiliated issuers	546,908
Income from securities loaned—net (Note F)	11,674
Foreign taxes withheld	(80,392)
Total income	3,167,911
Expenses:
Investment management fees (Note B)	1,146,836
Administration fees (Note B):
Class I	499,362
Class S	138,262
Distribution fees (Note B):
Class S	115,255
Audit fees	18,895
Custodian fees (Note B)	75,231
Insurance expense	3,570
Legal fees	39,896
Shareholder reports	21,425
Trustees' fees and expenses	11,914
Miscellaneous	11,844
Total expenses	2,082,490
Expenses reimbursed by administrator (Note B)	(940)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(16,924)
Total net expenses	2,064,626
Net investment income (loss)	1,103,285
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	5,913,589
Foreign currency	7,352
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	35,365,041
Foreign currency	(2,330)
Net gain (loss) on investments	41,283,652
Net increase (decrease) in net assets resulting from operations	$42,386,937

See Notes to Financial Statements
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Socially Responsive Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007	Year Ended December 31, 2006 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$1,103,285	$512,076
Net realized gain (loss) on investments	5,920,941	1,864,428
Change in net unrealized appreciation (depreciation) of investments	35,362,711	33,982,182
Net increase (decrease) in net assets resulting from operations	42,386,937	36,358,686
Distributions to Shareholders From (Note A):
Net investment income:
Class I	—	(160,480)
Net realized gain on investments:
Class I	—	(1,139,467)
Total distributions to shareholders	—	(1,299,947)
From Fund Share Transactions (Note D):
Proceeds from shares sold:
Class I	136,631,280	198,991,772
Class S	4,318,648	2,780,792
Proceeds from reinvestment of dividends and distributions:
Class I	—	1,299,947
Proceeds issued in conjunction with acquisition:
Class S	—	85,051,806
Payments for shares redeemed:
Class I	(3,578,656)	(8,897,342)
Class S	(8,249,603)	(10,564,471)
Net increase (decrease) from Fund share transactions	129,121,669	268,662,504
Net Increase (Decrease) in Net Assets	171,508,606	303,721,243
Net Assets:
Beginning of period	354,197,040	50,475,797
End of period	$525,705,646	$354,197,040
Undistributed net investment income (loss) at end of period	$1,547,414	$444,129

See Notes to Financial Statements
9

Notes to Financial Statements Socially Responsive Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Socially Responsive Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended (the "1933 Act"). The Fund currently offers Class I and Class S shares. Class S had no operations until May 1, 2006, other than matters relating to its shares under the 1933 Act. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of original issue discount, where applicable, and accretion of discount on short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations. Included in net realized gain (loss) on investments are proceeds from the settlements of class action litigation in which the Fund participated as a plaintiff. The amount of such proceeds for the six months ended June 30, 2007 was $1,687.

  5  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to shareholders. Therefore, no federal income or excise tax provision is required.

10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for distributions from real estate investment trusts and foreign currency gains and losses, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income		Long-Term Capital Gain		Total
2006	2005	2006	2005	2006	2005
$201,369	$—	$1,098,578	$93,682	$1,299,947	$93,682

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Undistributed Long-Term Gain	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$2,353,222	$—	$38,397,328	$—	$40,750,550

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales.

  6  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  7  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  8  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly. The Fund's expenses (other than those specific to each class) are allocated proportionally each day between the classes based upon the relative net assets of each class.

11

Notes to Financial Statements Socially Responsive Portfolio cont'd

  9  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $11,674, which is reflected in the Statement of Operations under the caption "Income from securities loaned–net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $175,816 in income earned on cash collateral and guaranteed amounts (including approximately $163,220 of interest income earned from the Quality Fund and $12,596 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $164,142 (including approximately $0 retained by Neuberger).

  10  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  11  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

  12  Other: All net investment income and realized and unrealized capital gains and losses of the Fund are allocated, on the basis of relative net assets, pro rata among its respective classes.

12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. Each class pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund's Class I.

For the Fund's Class S, Management acts as agent in arranging for the sale of class shares without commission and bears advertising and promotion expenses. The Board has adopted a distribution plan (the "Plan") with respect to this class, pursuant to Rule 12b-1 under the 1940 Act. The Plan provides that, as compensation for administrative and other services provided to this class, Management's activities and expenses related to the sale and distribution of this class of shares, and ongoing services provided to investors in this class, Management receives from this class a fee at an annual rate of 0.25% of Class S's average daily net assets. Management receives this amount to provide distribution and shareholder servicing for this class and pays a portion of it to institutions that provide such services. Those institutions may use payments for, among other purposes, compensating employees engaged in sales and/or shareholder servicing. The amount of fees paid by the class during any year may be more or less than the cost of distribution and other services provided to this class. NASD rules limit the amount of annual distribution fees that may be paid by a mutual fund and impose a ceiling on the cumulative distribution fees paid. The Trust's Plan complies with those rules.

Management has contractually undertaken to reimburse the Fund's Class I and Class S shares for their operating expenses (exclusive of interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed the expense limitation as detailed in the following table:

	Expense Limitation(1)	Expiration	Reimbursement from Management for the Six Months Ended June 30, 2007
Class I	1.30%	12/31/10	—
Class S	1.17%	12/31/10	$940

(1)  Expense limitation per annum of the respective class' average daily net assets.

13

Notes to Financial Statements Socially Responsive Portfolio cont'd

Each respective class has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its expense limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under these agreements. At June 30, 2007, the Fund's Class I shares had no contingent liability to Management under this agreement. At June 30, 2007, the Fund's Class S shares contingent liabilities to Management under this agreement were as follows:

	Expiring in:
	2009	2010	Total
Class S	$12,254	$940	$13,194

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $13,263.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $3,661.

Note C—Securities Transactions:

During the six months ended June 30, 2007, there were purchase and sale transactions (excluding short-term securities) of $160,949,085 and $36,811,178, respectively.

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $220,260, of which Neuberger received $508, Lehman Brothers Inc. received $38,213, and other brokers received $181,539.

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and the period ended December 31, 2006 was as follows:

Class I	For the Six Months Ended June 30,	For the Year Ended December 31,
	2007	2006
Shares Sold	7,813,309	12,829,857
Shares Issued on Reinvestment of Dividends and Distributions	—	83,652
Shares Redeemed	(206,105)	(581,378)
Total	7,607,204	12,332,131
Class S	For the Six Months Ended June 30,	For the Period Ended December 31,
	2007	2006*
Shares Sold	245,248	391,252
Shares Issued on Reinvestment of Dividends and Distributions	—	—
Shares Issued in Conjunction with Acquisition	—	5,775,223
Shares Redeemed	(475,815)	(678,429)
Total	(230,567)	5,488,046

*  For the period from May 1, 2006 (Commencement of Operations) to December 31, 2006, for Class S.

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

15

Notes to Financial Statements Socially Responsive Portfolio cont'd

Note F—Investments In Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Securities Lending Quality Fund, LLC**	7,125,001	35,885,300	43,010,301	—	$—	$163,220

*  Affiliated issuers, as defined in the 1940 Act.

**  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loans as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Reorganization:

Pursuant to an Agreement and Plan of Reorganization, Socially Responsive Portfolio ("Surviving Fund") of Neuberger Berman Advisers Management Trust acquired all of the assets of Series S (Social Awareness Series) ("Acquired Fund") of SBL Fund in exchange for shares of common stock of Class S shares of beneficial interest of the Surviving Fund and the assumption by the Surviving Fund of the known liabilities of the Acquired Fund. Shares of the Surviving Fund were distributed on a pro rata basis to the shareholders of the Acquired Fund in complete liquidation and termination of the Acquired Fund. The Agreement and Plan of Reorganization providing for the transfer of the assets of the Acquired Fund to the Surviving Fund was approved by the Board of Trustees of the Surviving Fund at a Special Meeting held on February 21, 2006, and was also approved by Acquired Fund shareholders at a Special Meeting held on June 1, 2006. The reorganization qualified as a tax-free transaction with no gain or loss recognized by the funds or their shareholders. The reorganization was accomplished by a tax-free exchange of 259,186 shares of Class S of the Surviving Fund (valued at $3,817,417) for 3,546,021 shares of Class S of the Acquired Fund (valued at $85,051,806) on June 16, 2006, at a conversion ratio of 1:1.628649. The reorganization resulted in the issuance of 5,775,223 shares of Class S of the Surviving Fund in exchange for the net assets of the Acquired Fund. The Surviving Fund total net assets prior to the reorganization were valued at $117,642,054 which was comprised of $113,824,637 of Class I shares and $3,817,417 of Class S shares. The Acquired Fund's aggregate net assets at that date ($85,051,806, including $3,822,998 of undistributed net realized gains and $3,318,507 of net unrealized appreciation) were combined with those of the Surviving Fund. Following the reorganization, the aggregate net assets of the Surviving Fund were $202,693,860, which was comprised of $113,824,637 of Class I shares and $88,869,223 of Class S shares.

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Note H—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note I—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

17

Financial Highlights Socially Responsive Portfolio

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

Class I	Six Months Ended June 30,		Year Ended December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$16.71		$14.91	$13.99	$12.35	$9.19	$10.78
Income From Investment Operations:
Net Investment Income (Loss)‡	.05		.05	.08	(.00)	(.01)	(.01)
Net Gains or Losses on Securities (both realized and unrealized)	1.64		1.98	.88	1.64	3.17	(1.58)
Total From Investment Operations	1.69		2.03	.96	1.64	3.16	(1.59)
Less Distributions From:
Net Investment Income	—		(.03)	—	—	—	—
Net Capital Gains	—		(.20)	(.04)	—	—	—
Total Distributions	—		(.23)	(.04)	—	—	—
Net Asset Value, End of Period	$18.40		$16.71	$14.91	$13.99	$12.35	$9.19
Total Return††	+10.11	%**	+13.70%	+6.86%	+13.28%	+34.39%	–14.75%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$429.2		$262.6	$50.5	$21.7	$7.7	$5.0
Ratio of Gross Expenses to Average Net Assets#	.93	%*	1.07%	1.30%	1.31%	1.35%	1.52%
Ratio of Net Expenses to Average Net Assets	.92	%*	1.06%§	1.29%§	1.29%§	1.34%§	1.51%§
Ratio of Net Investment Income (Loss) to Average
Net Assets	.58	%*	.33%	.53%	(.03%)	(.08%)	(.07%)
Portfolio Turnover Rate	9	%**	56%	24%	21%	45%	38%

Class S	Six Months Ended June 30,		Period from May 1, 2006^ to December 31,
	2007		2006 (Unaudited)
Net Asset Value, Beginning of Period	$16.69		$15.59
Income From Investment Operations:
Net Investment Income (Loss)‡	.03		.02
Net Gains or Losses on Securities (both realized and unrealized)	1.64		1.08
Total From Investment Operations	1.67		1.10
Net Asset Value, End of Period	$18.36		$16.69
Total Return††	+10.01	%**	+7.06	%**
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$96.5		$91.6
Ratio of Gross Expenses to Average Net Assets#	1.17	%*	1.17	%*
Ratio of Net Expenses to Average Net Assets§	1.16	%*	1.16	%*
Ratio of Net Investment Income (Loss) to Average Net Assets	.30	%*	.16	%*
Portfolio Turnover Rate	9	%**	56	%Ø

See Notes to Financial Highlights
18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Highlights Socially Responsive Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not reimbursed certain expenses. Total return would have been higher if Management had not recouped previously reimbursed expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

§  After reimbursement of expenses by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

	Six Months Ended	Year Ended December 31,
	June 30, 2007	2006		2005	2004	2003	2002
Socially Responsive Portfolio Class I	—	—		1.33%	1.73%	2.30%	2.87%
Socially Responsive Portfolio Class S	1.17%	1.18	%(1)	—	—	—	—

(1)  Period from May 1, 2006 to December 31, 2006.

After reimbursement of expenses previously paid by Management. Had Management not been reimbursed, the annualized ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
Socially Responsive Portfolio Class I	0.97%

‡  Calculated based on the average number of shares outstanding during each fiscal period.

^  The date investment operations commenced.

Ø  Portfolio turnover is calculated at the Fund level. Percentage indicated was calculated for year ended December 31, 2006.

*  Annualized.

**  Not annualized.

19

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll free).

20

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Lehman Brothers
Short Duration
Bond
Portfolio®

B0374  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Lehman Brothers Short Duration Bond Portfolio Managers' Commentary

The Neuberger Berman Advisers Management Trust (AMT) Lehman Brothers Short Duration Bond Portfolio provided a positive return in the first half of 2007, slightly trailing its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

A combination of slower economic growth and the lack of interest rate changes by the Federal Reserve led to a fairly low volatility environment for rates for much of the period. Although the Fed kept the Fed Funds rate at 5.25%, it showed the beginnings of a policy shift starting with its March 21 meeting, when it removed the tightening bias from its released statement. This suggests that the Fed may be less concerned about inflationary pressures than before.

Overall, investors were focused on strains in the U.S. subprime mortgage market, inflationary pressures, and a vibrant U.S. employment picture during the first six months of the year. Late in the period, the bond market saw an increase in yields, reflecting a reduced expectation for near-term rate cuts. However, we believe that the market continues to be too optimistic about the pace of any future Fed easing. Minutes of Fed meetings consistently express the board members' concern that inflation risks persist. Given the current rate of core inflation, which Fed Chairman Ben Bernanke has referred to as being "uncomfortably high," we don't feel that Fed rate cuts are on the immediate horizon. Our view is that a more sustained period of sub-trend growth will be needed to justify a rate cut, and that the Fed is on hold for now.

We have continued to maintain our defensive posture, albeit less than in the recent past, with portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at slightly lower levels than those of our benchmark index. Our duration posture helped to protect the portfolio from the impact of higher interest rates, and we have made opportunistic sector allocations in order to enhance yield.

The most significant sector reallocation during the reporting period was toward AAA rated mortgage-backed securities that are primarily backed by commercial mortgage-backed securities (CMBS). These purchases were funded through the sale of asset-backed securities and U. S. government agency notes. These transactions allowed us to increase the yield of the portfolio and also increase credit quality.

The economy has remained more resilient than many onlookers had forecast, but we are still concerned about the effects of a cooling housing market, higher oil prices and the potential for increased inflation. We are also cautious about heightened event risk resulting from the recent increases in leveraged buyout activity. All of these factors may put pressure on issuers. To protect principal, we have focused intently on credit quality, and as of June 30, are maintaining the bulk of the portfolio in AAA, AA and A securities, with only a small allocation to BBB rated securities.

We currently expect to remain defensively positioned with regard to duration, and expect to return to a neutral stance only when it becomes clearer that the risks of slower growth and inflation have become more balanced. With corporate spreads still tight and heightened event risk continuing to be an issue, we currently intend to maintain our high-quality bias and avoid exposing the portfolio to unnecessary credit risk. Instead, we are likely to continue increasing our mortgage allocation and stand ready to take

1

Short Duration Bond Portfolio Managers' Commentary cont'd

advantage of widening corporate spreads should they occur.

In closing, our investment philosophy of research-driven security selection, opportunistic sector allocation and duration management has allowed us to provide our investors with consistent and secure returns, regardless of interest rates and market cycles.

Sincerely,

JOHN DUGENSKE AND
THOMAS SONTAG
PORTFOLIO CO-MANAGERS

Rating Summary

AAA/Government/Government Agency	75.5%
AA	12.7
A	6.3
BBB	3.3
Short Term	2.2

2

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  5.24%, 2.82% and 4.11% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_income_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Lehman Brothers Short Duration Bond Portfolio.

  2.  The Merrill Lynch 1-3 Year Treasury Index is an unmanaged total return market value index consisting of all couponbearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of this index are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above-described index.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used in their separate accounts that fund variable annuity and variable life insurance policies and by qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

3

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six months ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Lehman Brothers Short Duration Bond Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07– 6/30/07
Class I	$1,000.00	$1,020.40	$3.64
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,021.19	$3.64

  *  Expenses are equal to the annualized expense ratio of .73%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

4

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Lehman Brothers Short Duration Bond Portfolio

Principal Amount		Rating		Market Value†
		Moody's	S&P
U.S. Government Agency Securities (5.2%)
$3,700,000	Fannie Mae, Notes, 3.25%, due 8/15/08	AGY	AGY	$3,619,259
23,000,000	Fannie Mae, Notes, 4.13%, due 5/15/10	AGY	AGY	22,347,559
	Total U.S. Government Agency Securities (Cost $26,126,895)			25,966,818
Mortgage-Backed Securities (65.7%)
Adjustable Alt-A Conforming Balance (2.9%)
14,644,540	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.47%, due 5/25/47	Aaa	AAA	14,501,026
Adjustable Alt-A Jumbo Balance (4.2%)
15,178,663	Bear Stearns ALT-A Trust, Ser. 2007-1, Class 21A1, 5.74%, due 1/25/47	Aaa	AAA	15,177,056
5,745,806	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.95%, due 5/25/36		AAA	5,748,372
				20,925,428
Adjustable Alt-A Mixed Balance (12.6%)
10,676,199	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.48%, due 7/25/36	Aaa	AAA	10,766,149
9,945,471	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.61%, due 4/25/37	Aaa	AAA	9,875,239
14,560,188	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB1, Class 2A1,, 5.68%, due 3/25/37	Aaa	AAA	14,472,116
10,817,712	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.55%, due 1/25/37	Aaa		10,925,394
8,456,921	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.58%, due 4/25/36	Aaa	AAA	8,544,792
4,620,516	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.61%, due 9/25/35	Aaa	AAA	4,608,239
3,023,390	Residential Accredit Loans, Inc., Ser. 2006-QA1, Class A21, 5.98%, due 1/25/36	Aaa	AAA	3,032,272
				62,224,201
Adjustable Alt-B Mixed Balance (0.8%)
3,914,511	Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/08	Aaa	AAA	3,913,723	µ
Adjustable Conforming Balance (1.9%)
4,717,238	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.38%, due 1/25/36	Aaa	AAA	4,694,950
4,477,498	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.54%, due 11/25/35	Aaa	AAA	4,455,764
				9,150,714
Adjustable Jumbo Balance (6.4%)
1,928,233	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 9/20/35	Aaa	AAA	1,913,973
5,506,851	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.70%, due 9/20/46		AAA	5,532,667
10,038,087	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.39%, due 6/19/36	Aaa	AAA	10,162,660	ØØ
7,500,435	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR7, Class 3A1, 6.11%, due 5/25/36	Aaa	AAA	7,549,078
6,480,347	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 4.53%, due 12/25/34		AAA	6,413,079
				31,571,457

See Notes to Schedule of Investments
5

Schedule of Investments Lehman Brothers Short Duration Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
Adjustable Mixed Balance (10.0%)
$4,636,268	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.67%, due 11/20/35		AAA	$4,634,519
3,677,123	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.90%, due 2/20/36		AAA	3,685,583
4,880,661	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.48%, due 5/20/36	Aaa	AAA	4,913,648
5,196,046	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.67%, due 5/25/34	Aaa	AAA	5,130,993
4,840,575	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 11/25/35		AAA	4,800,582
5,882,559	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.60%, due 4/19/36	Aaa	AAA	5,867,480
3,000,073	Harborview Mortgage Loan Trust, Floating Rate, Ser. 2004-4, Class 3A, 6.07%, due 7/19/07	Aaa	AAA	2,991,990	µ
10,449,099	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.39%, due 3/25/36	Aaa	AAA	10,578,282	ØØ
7,225,000	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.15%, due 8/25/34	Aaa	AAA	7,039,815
				49,642,892
Commercial Mortgage Backed (23.1%)
7,940,683	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.68%, due 7/10/44		AAA	7,966,951
5,095,906	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	Aaa	AAA	5,049,507
9,526,635	Bear Stearns Commercial Mortgage Securities, Ser. 2006-PW14, Class A1, 5.04%, due 12/11/38		AAA	9,407,344
12,427,890	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	Aaa	AAA	12,292,994
6,900,000	GE Capital Commercial Mortgage Corp., Ser. 2005-C3, Class A2, 4.85%, due 7/10/45		AAA	6,784,152
2,367,929	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.97%, due 11/10/45		AAA	2,344,438
4,440,000	Greenwich Capital Commercial Funding Corp., Ser. 2002-C1, Class A3, 4.49%, due 1/11/17	Aaa	AAA	4,351,731	ØØ
3,917,944	Greenwich Capital Commercial Funding Corp., Ser. 2005-GG3, Class A1, 3.92%, due 8/10/42	Aaa	AAA	3,858,238
4,290,053	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	Aaa		4,218,023
15,244,683	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.03%, due 12/15/44	Aaa	AAA	15,123,039
6,597,922	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 5.83%, due 4/15/45	Aaa	AAA	6,648,966
8,500,000	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2007-LD11, Class A1, 5.65%, due 6/15/49	Aaa	AAA	8,527,880
4,609,806	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/39	Aaa	AAA	4,610,903
11,930,946	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	Aaa	AAA	11,617,428
8,400,000	Morgan Stanley Capital I, Ser. 2005-HQ5, Class D, 5.34%, due 1/14/42		AAA	8,274,427
3,129,938	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42		AAA	3,083,671
				114,159,692

See Notes to Schedule of Investments
6

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Lehman Brothers Short Duration Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
Mortgage-Backed Non-Agency (1.9%)
$2,502,317	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	Aaa	AAA	$2,718,907	ñ
5,412,254	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	Aaa	AAA	5,709,101	ñ
1,052,963	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	Aaa	AAA	1,111,278	ñ
				9,539,286
Fannie Mae (0.6%)
2,729,834	Whole Loan, Ser. 2004-W8, Class PT, 10.16%, due 6/25/44	AGY	AGY	3,024,597	ØØ
Freddie Mac (1.3%)
11,901	Mortgage Participation Certificates, 10.00%, due 4/1/20	AGY	AGY	13,059
3,646,889	Pass-Through Certificates, 8.00%, due 11/1/26	AGY	AGY	3,859,770
2,358,309	Pass-Through Certificates, 8.50%, due 10/1/30	AGY	AGY	2,524,343
				6,397,172
	Total Mortgage-Backed Securities (Cost $326,315,322)			325,050,188
Corporate Debt Securities (25.1%)
Automobile Manufacturers (0.5%)
2,500,000	DaimlerChrysler N.A. Holdings Corp., Guaranteed Unsecured Notes, 4.05%, due 6/4/08	Baa1	BBB	2,464,927
Banks (4.6%)
5,070,000	Bank of America Corp., Senior Unsecured Notes, 3.88%, due 1/15/08	Aa1	AA	5,029,303	ØØ
2,990,000	Bank of New York Co., Inc., Senior Unsecured Notes, 5.20%, due 7/1/07	Aa2	A+	2,990,000	ØØ
5,000,000	U.S. Bank N.A., Senior Bank Notes, 4.13%, due 3/17/08	Aa1	AA+	4,953,550	ØØ
6,350,000	Wachovia Corp., Senior Notes, 3.63%, due 2/17/09	Aa3	AA-	6,183,173	ØØ
3,500,000	Wells Fargo & Co., Unsecured Notes, 3.13%, due 4/1/09	Aa1	AA+	3,373,289
				22,529,315
Computers (0.7%)
3,300,000	Hewlett-Packard Co., Senior Unsecured Notes, 5.50%, due 7/1/07	A2	A	3,300,000
Diversified Financial Services (14.6%)
3,950,000	Bear Stearns Co., Inc., Senior Unsecured Notes, 4.00%, due 1/31/08	A1	A+	3,919,877
3,575,000	Boeing Capital Corp., Senior Unsecured Notes, 4.75%, due 8/25/08	A2	A+	3,550,461
4,000,000	Caterpillar Financial Services Corp., Medium-Term Senior Unsubordinated Notes, Ser. F, 3.83%, due 12/15/08	A2	A	3,921,416
3,350,000	CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08	A2	A	3,280,246
4,200,000	Citicorp, Medium-Term Subordinated Notes, Ser. F, 6.38%, due 11/15/08	Aa2	AA-	4,255,066	ØØ
3,000,000	Citigroup, Inc., Unsecured Notes, 4.25%, due 7/29/09	Aa1	AA	2,940,051
4,175,000	Credit Suisse First Boston USA, Inc., Senior Unsecured Notes, 4.63%, due 1/15/08	Aa1	AA-	4,157,891	ØØ
10,200,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	Aaa	AAA	9,849,518
8,850,000	Goldman Sachs Group, Inc., Unsecured Notes, 4.13%, due 1/15/08	Aa3	AA-	8,794,572	ØØ
4,500,000	HSBC Finance Corp., Notes, 4.13%, due 12/15/08	Aa3	AA-	4,419,045

See Notes to Schedule of Investments
7

Schedule of Investments Lehman Brothers Short Duration Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
$4,600,000	International Lease Finance Corp., Unsubordinated Unsecured Notes, 3.50%, due 4/1/09	A1	AA-	$4,455,836	ØØ
3,500,000	John Deere Capital Corp., Unsecured Notes, 3.90%, due 1/15/08	A2	A	3,472,634	ØØ
5,300,000	JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08	Aa2	AA-	5,221,666
2,475,000	MBNA Corp., Notes, 4.63%, due 9/15/08	Aa1	AA	2,451,223
4,300,000	Merrill Lynch & Co., Medium-Term Notes, Ser. C, 4.25%, due 9/14/07	Aa3	AA-	4,289,048	ØØ
3,200,000	Merrill Lynch & Co., Medium-Term Notes, Ser. B, 4.00%, due 11/15/07	Aa3	AA-	3,182,141
				72,160,691
Insurance (0.6%)
3,100,000	Berkshire Hathaway Finance, Guaranteed Notes, 3.40%, due 7/2/07	Aaa	AAA	3,100,000
Media (2.6%)
2,735,000	British Sky Broadcasting, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	Baa2	BBB	2,868,389
4,570,000	Comcast Cable Communications, Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	Baa2	BBB+	4,606,258
2,525,000	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	Baa2	BBB	2,575,351
3,000,000	Time Warner Entertainment LP, Debentures, 7.25%, due 9/1/08	Baa2	BBB+	3,054,666
				13,104,664
Oil & Gas (0.2%)
1,150,000	Enterprise Products Operating LP, Guaranteed Notes, Ser. B, 4.00%, due 10/15/07	Baa3	BBB-	1,145,236
Retail (0.7%)
3,300,000	Target Corp., Notes, 3.38%, due 3/1/08	A1	A+	3,258,796
Telecommunications (0.6%)
3,200,000	Verizon Global Funding Corp., Senior Unsecured Notes, 4.00%, due 1/15/08	A3	A	3,176,298
	Total Corporate Debt Securities (Cost $124,636,919)			124,239,927
Asset-Backed Securities (2.9%)
4,583,178	Capital Auto Receivables Asset Trust, Ser. 2004-2, Class A3, 3.58%, due 1/15/09	Aaa	AAA	4,560,132
1,490,008	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26	Aaa	AAA	1,473,260
3,366,643	Chase Manhattan Auto Owner Trust, Ser. 2003-C, Class A4, 2.94%, due 6/15/10	Aaa	AAA	3,346,327
742,266	Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%, due 11/15/08	Aaa	AAA	740,263
1,021,528	John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%, due 6/15/09	Aaa	AAA	1,015,972
811,045	Nissan Auto Receivables Owner Trust, Ser. 2005-A, Class A3, 3.54%, due 10/15/08	Aaa	AAA	809,251
3,420,000	Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO, 20.00%, Interest Only Security, due 8/25/35	Aaa	AAA	225,508

See Notes to Schedule of Investments
8

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Lehman Brothers Short Duration Bond Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
$6,959,620	Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%, Interest Only Security, due 10/25/35	Aaa	AAA	$624,194
8,319,870	Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO, 4.50%, Interest Only Security, due 1/25/36	Aaa	AAA	142,865
5,326,667	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	Aaa	AAA	342,073	ñ
413,432	Saxon Asset Securities Trust, Ser. 2004-2, Class AF2, 4.15%, due 8/25/35	Aaa	AAA	411,860
732,866	USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%, due 7/15/09	Aaa	AAA	729,178
	Total Asset-Backed Securities (Cost $14,628,723)			14,420,883
Repurchase Agreements (2.3%)
11,190,000	Repurchase Agreement with Fixed Income Clearing Corp., 4.85%, due 7/2/07, dated 6/29/07, Maturity Value $11,194,523, Collateralized by $11,555,000 Fannie Mae, 5.55%, due 5/22/12 (Collateral Value $11,526,113) (Cost $11,190,000)			11,190,000	#
	Total Investments (101.2%) (Cost $502,897,859)			500,867,816	##
		Liabilities, less cash, receivables and other assets [(1.2%)]		(6,162,015)
	Total Net Assets (100.0%)			$494,705,801

See Notes to Schedule of Investments
9

Notes to Schedule of Investments Lehman Brothers Short Duration Bond Portfolio

†  Investments in securities by Neuberger Berman Advisers Management Trust Lehman Brothers Short Duration Bond Portfolio (the "Fund") are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities, bid prices are obtained from principal market makers in those securities or, if quotations are not available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $503,660,070. Gross unrealized appreciation of investments was $515,341 and gross unrealized depreciation of investments was $3,307,595, resulting in net unrealized depreciation of $2,792,254 based on cost for U.S. federal income tax purposes.

ñ   Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2007, these securities amounted to $9,881,359 or 2.0% of net assets for the Fund.

ØØ  All or a portion of this security is segregated as collateral for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2007.

See Notes to Financial Statements
10

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Lehman Brothers Short Duration Bond Portfolio
Assets
Investments in securities, at market value* (Note A)—see Schedule of Investments:
Unaffiliated issuers	$500,867,816
Cash	8,918
Interest receivable	3,417,836
Receivable for securities sold	7,325,235
Receivable for Fund shares sold	1,711,900
Receivable for variation margin (Note A)	32,359
Prepaid expenses and other assets	9,215
Total Assets	513,373,279
Liabilities
Due to custodian	2,049
Payable for securities purchased	18,304,413
Payable for Fund shares redeemed	59,611
Payable to investment manager (Note B)	103,165
Payable to administrator (Note B)	165,064
Accrued expenses and other payables	33,176
Total Liabilities	18,667,478
Net Assets at value	$494,705,801
Net Assets consist of:
Paid-in capital	$494,608,545
Undistributed net investment income (loss)	26,082,010
Accumulated net realized gains (losses) on investments	(23,954,686)
Net unrealized appreciation (depreciation) in value of investments	(2,030,068)
Net Assets at value	$494,705,801
Shares Outstanding ($.001 par value; unlimited shares authorized)	37,991,995
Net Asset Value, offering and redemption price per share	$13.02
*Cost of investments:
Unaffiliated issuers	$502,897,859

See Notes to Financial Statements
11

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Lehman Brothers Short Duration Bond Portfolio
Investment Income
Income (Note A):
Interest income—unaffiliated issuers	$11,891,478
Total income	11,891,478
Expenses:
Investment management fees (Note B)	575,315
Administration fees (Note B)	920,508
Audit fees	19,708
Custodian fees (Note B)	74,699
Insurance expense	6,893
Legal fees	28,960
Shareholder reports	24,905
Trustees' fees and expenses	11,928
Miscellaneous	14,876
Total expenses	1,677,792
Expenses reduced by custodian fee expense offset arrangement (Note B)	(6,114)
Total net expenses	1,671,678
Net investment income (loss)	10,219,800
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	(217,465)
Financial futures contracts	(263,796)
Foreign currency	1,562
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	(649,925)
Financial futures contracts	113,641
Foreign currency	(588)
Net gain (loss) on investments	(1,016,571)
Net increase (decrease) in net assets resulting from operations	$9,203,229

See Notes to Financial Statements
12

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Lehman Brothers Short Duration Bond Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007 (Unaudited)	Year Ended December 31, 2006
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$10,219,800	$14,026,114
Net realized gain (loss) on investments	(479,699)	(1,217,001)
Net increase from payments by affiliates (Note B)	—	3,476
Change in net unrealized appreciation (depreciation) of investments	(536,872)	1,939,404
Net increase (decrease) in net assets resulting from operations	9,203,229	14,751,993
Distributions to Shareholders From (Note A):
Net investment income	—	(11,876,508)
From Fund Share Transactions (Note D):
Proceeds from shares sold	106,315,437	182,569,648
Proceeds from reinvestment of dividends and distributions	—	11,876,508
Payments for shares redeemed	(39,500,783)	(119,888,747)
Net increase (decrease) from Fund share transactions	66,814,654	74,557,409
Net Increase (Decrease) in Net Assets	76,017,883	77,432,894
Net Assets:
Beginning of period	418,687,918	341,255,024
End of period	$494,705,801	$418,687,918
Undistributed net investment income (loss) at end of period	$26,082,010	$15,862,210

See Notes to Financial Statements
13

Notes to Financial Statements Lehman Brothers Short Duration Bond Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Lehman Brothers Short Duration Bond Portfolio (formerly, Limited Maturity Bond Portfolio) (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Interest income, including accretion of discount (adjusted for original issue discount, where applicable) is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

  5  Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of forward foreign currency contracts are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract

14

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

  6  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2007, the Fund entered into financial futures contracts. At June 30, 2007, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Appreciation
September 2007	109 U.S. Treasury Notes, 2 Year	Long	$16

At June 30, 2007, the Fund had deposited $292,000 in Fannie Mae Whole Loan, 10.16%, due 6/25/44, to cover margin requirements on open financial futures contracts.

  7  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

15

Notes to Financial Statements Lehman Brothers Short Duration Bond Portfolio cont'd

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, amortization of bond premium, and expired capital loss carryover were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income		Total
2006	2005	2006	2005
$11,876,508	$9,541,728	$11,876,508	$9,541,728

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$15,862,210	$(2,718,170)	$(22,250,013)	$(9,105,973)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, premium of amortization, mark to market on certain futures contracts, and post-October losses.

Under current tax law, certain net capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the year ended December 31, 2006, the Fund elected to defer $723,717 net capital losses arising between November 1, 2006 and December 31, 2006.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2007	2008	2012	2013	2014
$3,975,890	$6,386,624	$2,710,070	$4,632,986	$3,820,726

16

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

  8  Distributions to shareholders: The Fund earns income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  9  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  10  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the Funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

  11  Security Lending: Since 2006, a third party, eSecLending, has assisted the Fund in conducting a bidding process to attempt to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement. Pursuant to such arrangements, eSecLending currently acts as lending agent for the Fund. Currently, the Fund is not guaranteed any particular level of income from the program.

Under the securities lending arrangements, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC ("LBAM"), an affiliate of Management.

  12  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  13  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price

17

Notes to Financial Statements Lehman Brothers Short Duration Bond Portfolio cont'd and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

  14  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.25% of the first $500 million of the Fund's average daily net assets, 0.225% of the next $500 million, 0.20% of the next $500 million, 0.175% of the next $500 million, and 0.15% of average daily net assets in excess of $2 billion. Effective May 1, 2007, LBAM became the sub-adviser for the Fund. LBAM receives a monthly fee paid by Management. The Fund does not pay a fee directly to LBAM for such services. Prior to May 1, 2007, Neuberger served as sub-adviser to the Fund.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.40% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the

18

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under this agreement. At June 30, 2007, the Fund had no contingent liability to Management under this agreement.

Management and LBAM, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc., ("Lehman"), a publicly-owned holding company. LBAM, sub-adviser to the Fund, is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of LBAM and/or Management.

For the year ended December 31, 2006, the Fund recorded a capital contribution from Management in the amount of $3,476. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $6,114.

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding short-term securities, financial futures contracts and foreign currency contracts) for the six ended June 30, 2007 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$121,424,412	$193,433,379	$120,915,862	$89,865,016

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and for the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Shares Sold	8,227,970	14,283,129
Shares Issued on Reinvestment of Dividends and Distributions	—	940,342
Shares Redeemed	(3,048,512)	(9,410,325)
Total	5,179,458	5,813,146

19

Notes to Financial Statements Lehman Brothers Short Duration Bond Portfolio cont'd

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Note F—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note G—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

20

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Financial Highlights Lehman Brothers Short Duration Bond Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$12.76		$12.64	$12.82	$13.20	$13.50	$13.47
Income From Investment Operations:
Net Investment Income (Loss)‡	.28		.51	.35	.30	.37	.53
Net Gains or Losses on Securities (both realized and unrealized)	(.02)		.02	(.17)	(.20)	(.05)	.16
Total From Investment Operations	.26		.53	.18	.10	.32	.69
Less Distributions From:
Net Investment Income	—		(.41)	(.36)	(.48)	(.62)	(.66)
Net Asset Value, End of Period	$13.02		$12.76	$12.64	$12.82	$13.20	$13.50
Total Return††	+2.04	%**	+4.20%	+1.44%	+.78%	+2.42%	+5.34%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$494.7		$418.7	$341.3	$323.4	$306.4	$372.6
Ratio of Gross Expenses to Average Net Assets#	.73	%*	.75%	.75%	.73%	.74%	.76%
Ratio of Net Expenses to Average Net Assets	.73	%*	.75%§	.75%	.73%	.74%	.76%
Ratio of Net Investment Income (Loss) to Average Net Assets	4.44	%*	3.97%	2.77%	2.28%	2.73%	4.01%
Portfolio Turnover Rate	47	%**	86%	133%	132%	84%	120%

See Notes to Financial Highlights
21

Notes to Financial Highlights Lehman Brothers Short Duration Bond Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006 Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  Had the Fund not utilized the Line of Credit, the annualized expense ratio of net expenses to average daily net assets would have been:

Year Ended December 31, 2006
.75%

*  Annualized.

**  Not annualized.

22

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

23

Semi-Annual Report

June 30, 2007

Neuberger Berman

Advisers
Management
Trust

Balanced
Portfolio®

B0731  08/07

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Balanced Portfolio Managers' Commentary

In the first half of 2007, the equity portion of the Neuberger Berman Advisers Management Trust (AMT) Balanced Portfolio generated a positive return, outperforming the Russell Midcap® Growth Index. The fixed income portion of the portfolio also provided a positive return, but slightly trailed the Merrill Lynch 1-3 Year Treasury Index.

Equities

The U.S. stock market was strong in the first half of 2007, with private equity firms continuing to fuel acquisitions. Large- and mid-cap shares led smaller issues and growth style results outpaced value across the capitalization spectrum. The best performing sectors in the mid-cap growth space were Energy and Materials. The weakest was Financials, as subprime mortgage issues continued to concern not only the market, but this sector in particular.

In terms of adding value, the largest contributors to the equity portfolio's performance were securities selected within Information Technology (IT) and Consumer Discretionary. Energy was the top-performing sector in the reporting period and our security selection in this area was beneficial. Financial and Telecom stocks also contributed to relative performance.

In aggregate, our sector allocation was a slight contributor to performance for the six-month reporting period. Our underweight in the weak consumer-related sectors added the majority of this value. Stock selection in Materials and Industrials detracted from relative portfolio performance.

After an uncertain start to the year, the U.S. economy appears to be on steadier ground despite the subprime mortgage worries and rising energy and food costs. The consumer, thus far, appears to be relatively resilient and corporate earnings have also been stronger than expected. Given recent gains, as well as subprime worries and anticipation of potential interest rate increases, we think the market will likely trade sideways but then should continue to provide positive returns.

In terms of sectors, we continue to think that Energy has longer-term earnings growth potential, due to worldwide demand. As of June 30, we are slightly underweighted and currently plan to move towards a neutral weighting opportunistically. We also continue to find good growth potential in the Telecom and Health Care sectors, both of which are overweights. As of June 30, we are neutral in Financials and IT, and underweight both in Consumer Discretionary and Staples.

Fixed Income

For the fixed income markets, a combination of slower economic growth and the lack of interest rate changes by the Federal Reserve led to a fairly low volatility rate environment for much of the period. Although the Fed kept the Fed Funds rate at 5.25%, it showed the beginnings of a policy shift starting with its March 21 meeting, when it removed the tightening bias from its released statement. This suggests that the Fed may be less concerned about inflationary pressures than before.

Overall, investors were focused on strains in the U.S. subprime mortgage market, inflationary pressures, and a vibrant U.S. employment picture. Late in the period, the bond market saw an increase in yields, reflecting a reduced expectation for near-term rate cuts. However, we currently believe that the market continues to be too optimistic about the pace of any future Fed easing.

We have continued to maintain our defensive posture, albeit less than in the recent past, with portfolio duration (a standard measure of the sensitivity of a bond's price to interest rate movements) at slightly lower levels than those of our benchmark index. The most significant sector reallocation was toward AAA rated mortgage-backed securities that are primarily backed by commercial mortgage-backed securities (CMBS). These purchases were funded through the sale of

Balanced Portfolio Managers' Commentary cont'd

asset-backed securities and U.S. government agency notes.

The economy has remained more resilient than many onlookers had forecast, but we are still concerned about the effects of a cooling housing market, higher oil prices and the potential for increased inflation. We are also cautious about heightened event risk resulting from the recent increases in leveraged buyout activity. All of these factors may put pressure on issuers. To protect principal, we have focused intently on credit quality, and are currently maintaining the bulk of the portfolio in AAA, AA and A securities, with only a small allocation to BBB rated securities.

We currently expect to remain defensively positioned with regard to duration, and expect to return to a neutral stance only when it becomes clearer that the risks of slower growth and inflation have become more balanced. With corporate spreads still tight and heightened event risk continuing to be an issue, we currently intend to maintain our high-quality bias and avoid exposing the portfolio to unnecessary credit risk. Instead, we are likely to continue increasing our mortgage allocation and stand ready to take advantage of widening corporate spreads should they occur.

Sincerely,

JOHN DUGENSKE, THOMAS SONTAG,
KENNETH J. TUREK
PORTFOLIO CO-MANAGERS

Asset Diversification

(% by Asset Class)

Asset Backed	0.8%
Corporate Debt	9.1
Common Stock	64.0
Mortgage-Backed Securities	20.7
U.S. Government Agency Securities	4.2%
Short-Term Investments	2.6
Repurchase Agreements	1.4
Liabilities, less cash, receivables and other assets	(2.8)

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Endnotes

  1.  16.83%, 9.70%, and 6.49% were the average annual total returns for the 1-, 5- and 10-year periods ended June 30, 2007. Neuberger Berman Management Inc. ("NBMI") has agreed to absorb certain expenses of the AMT Portfolios. Without this arrangement, which is subject to change, the total returns of the Portfolios would be less. Total return includes reinvestment of dividends and capital gain distributions. Performance data quoted represent past performance and the investment return and principal value of an investment will fluctuate so that the shares, when redeemed, may be worth more or less than original cost. Current performance may be lower or higher than the performance data quoted. For performance data current to the most recent month end, please visit https://www.nb.com/public/DMA/html/performance_ins_amt_balanced_monthly.html. The performance information does not reflect fees and expenses of the variable annuity and variable life insurance policies or the pension plans whose proceeds are invested in the Balanced Portfolio.

  2.  The Russell Midcap® Growth Index measures the performance of those Russell Midcap® Index companies with higher price-to-book ratios and higher forecasted growth values. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000® Index, which represents approximately 31% of the total market capitalization of the Russell 1000® Index (which, in turn, consists of the 1,000 largest U.S. companies, based on the market capitalization). The Merrill Lynch 1–3 Year Treasury Index is an unmanaged total return market value index consisting of all coupon-bearing U.S. Treasury publicly placed debt securities with maturities between 1 to 3 years. Please note that indices do not take into account any fees and expenses of investing in the individual securities that they track and that individuals cannot invest directly in any index. Data about the performance of these indices are prepared or obtained by NBMI and include reinvestment of all dividends and capital gain distributions. The Portfolio may invest in many securities not included in the above described indices.

    Any ratios or other measurements using a factor of forecasted earnings of a company discussed herein are based on consensus estimates, not NBMI's own projections, and they may or may not be realized. In addition, any revision to a forecast could affect the market price of a security. By quoting them herein, NBMI does not offer an opinion as to the accuracy of and does not guarantee these forecasted numbers.

    The investments for the Portfolio are managed by the same portfolio manager(s) who manage one or more other   mutual funds that have similar names, investment objectives and investment styles as the Portfolio. You should be aware that the Portfolio is likely to differ from the other mutual funds in size, cash flow pattern and tax matters. Accordingly, the holdings and performance of the Portfolio can be expected to vary from those of the other mutual funds.

    The composition, industries and holdings of the Portfolio are subject to change.

    Shares of the separate AMT Portfolios are sold only through the currently effective prospectus and are not available to the general public. Shares of this Portfolio may be purchased only by life insurance companies to be used with their separate accounts that fund variable annuity and variable life insurance policies and by certain qualified pension and retirement plans.

    © 2007 Neuberger Berman Management Inc., distributor. All rights reserved.

Information About Your Fund's Expenses

This table is designed to provide information regarding costs related to your investments. All mutual funds incur operating expenses, which include management fees, fees for administrative services and costs of shareholder reports, among others. The following examples are based on an investment of $1,000 made at the beginning of the six month period ended June 30, 2007 and held for the entire period. The table illustrates the fund's costs in two ways:

  Actual Expenses and Performance:  The first section of the table provides information about actual account values and actual expenses in dollars, based on the fund's actual performance during the period. You may use the information in this line, together with the amount you invested, to estimate the expenses you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first section of the table under the heading entitled "Expenses Paid During the Period" to estimate the expenses you paid over the period.

  Hypothetical Example for Comparison Purposes:  The second section of the table provides information about hypothetical account values and hypothetical expenses based on the fund's actual expense ratio and an assumed rate of return at 5% per year before expenses. This return is not the fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in this fund versus other funds. To do so, compare the expenses shown in this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as fees and expenses of the variable annuity and variable life insurance policies or the pension plans. Therefore, the information under the heading "Hypothetical (5% annual return before expenses)" is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

The table and the expense example do not include expenses and charges that are, or may be, imposed under your variable contract or qualified pension plan. If such expenses and charges were included, your costs would be higher.

Expense Information As of 6/30/07 (Unaudited)

Neuberger Berman Advisers Management Trust Balanced Portfolio

Actual	Beginning Account Value 1/1/07	Ending Account Value 6/30/07	Expenses Paid During the Period* 1/1/07 – 6/30/07
Class I	$1,000.00	$1,108.40	$6.46
Hypothetical (5% annual return before expenses)**
Class I	$1,000.00	$1,018.67	$6.18

  *  Expenses are equal to the annualized expense ratio of 1.24%, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period shown).

  **  Hypothetical 5% annual return before expenses is calculated by multiplying the number of days in the most recent half year divided by 365.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Balanced Portfolio

Number of Shares		Market Value†
Common Stocks (64.0%)
Aerospace (3.5%)
13,000	BE Aerospace	$536,900	*
16,000	CAE, Inc.	213,440
9,000	Precision Castparts	1,092,240
11,500	Rockwell Collins	812,360
		2,654,940
Basic Materials (1.8%)
14,500	Airgas, Inc.	694,550
8,500	Ecolab Inc.	362,950
4,000	Freeport-McMoRan Copper & Gold	331,280
		1,388,780
Biotechnology (1.8%)
14,500	Celgene Corp.	831,285	*
1,600	Cephalon, Inc.	128,624	*
10,800	Gilead Sciences	418,716	*
		1,378,625
Business Services (6.1%)
6,000	Alliance Data Systems	463,680	*
30,000	CB Richard Ellis Group	1,095,000	*
6,000	Corrections Corporation of America	378,660	*
5,000	IHS Inc.	230,000	*
10,000	Iron Mountain	261,300	*
3,500	MasterCard, Inc. Class A	580,545
5,000	Stericycle, Inc.	222,300	*
17,500	Trimble Navigation	563,500	*
15,500	VeriFone Holdings	546,375	*
9,750	VistaPrint Ltd.	372,937	*
		4,714,297
Cable Systems (0.6%)
8,000	Liberty Global Class A	328,320	*
5,000	Virgin Media	121,850
		450,170
Communications Equipment (1.3%)
7,000	BigBand Networks	91,770	*
3,500	F5 Networks	282,100	*
6,000	Harris Corp.	327,300
12,500	Juniper Networks	314,625	*
		1,015,795
Consumer Staples (2.3%)
7,000	Chattem Inc.	443,660	*
6,000	Corn Products International	272,700
9,250	Hansen Natural	397,565	*
14,000	Shoppers Drug Mart	648,449
		1,762,374
Energy (5.8%)
25,500	Denbury Resources	956,250	*
12,500	Dresser-Rand Group	493,750	*
3,000	Grant Prideco	161,490	*
7,500	Input/Output, Inc.	117,075	*
7,000	National-Oilwell Varco	729,680	*

Number of Shares		Market Value†
19,000	Range Resources	$710,790
11,400	Smith International	668,496
9,000	XTO Energy	540,900
		4,378,431
Financial Services (4.4%)
8,500	AerCap Holdings NV	272,000	*
2,000	Chicago Mercantile Exchange	1,068,720
5,750	GFI Group	416,760	*
8,500	Moody's Corp.	528,700
3,500	Northern Trust	224,840
13,500	Nuveen Investments	839,025
		3,350,045
Health Care (6.5%)
15,500	Allscripts Healthcare Solutions	394,940	*È
13,000	Cerner Corp.	721,110	*
22,000	Cytyc Corp.	948,420	*
7,500	Gen-Probe	453,150	*
6,500	Healthways, Inc.	307,905	*
1,500	IDEXX Laboratories	141,945	*
14,000	Pharmaceutical Product Development	535,780
15,000	Psychiatric Solutions	543,900	*
4,000	Shire PLC ADR	296,520
15,500	VCA Antech	584,195	*
		4,927,865
Industrial (1.8%)
8,000	Danaher Corp.	604,000
6,000	Fastenal Co.	251,160	È
4,500	Fluor Corp.	501,165
		1,356,325
Leisure (4.7%)
10,800	Gaylord Entertainment	579,312	*
8,500	Hilton Hotels	284,495
10,000	Marriott International	432,400
6,500	Orient-Express Hotel	347,100
10,000	Penn National Gaming	600,900	*
12,500	Scientific Games Class A	436,875	*È
30,000	WMS Industries	865,800	*
		3,546,882
Media (1.3%)
12,000	Focus Media Holding ADR	606,000	*È
6,500	Lamar Advertising	407,940
		1,013,940
Medical Equipment (2.8%)
5,500	C.R. Bard	454,465
8,000	Hologic, Inc.	442,480	*
2,300	Intuitive Surgical	319,171	*
14,500	Kyphon Inc.	698,175	*
6,000	ResMed Inc.	247,560	*
		2,161,851
Retail (4.3%)
8,500	Bare Escentuals	290,275	*
20,000	Coach, Inc.	947,800	*

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd

Number of Shares		Market Value†
7,500	Dollar Tree Stores	$326,625	*
14,000	Nordstrom, Inc.	715,680
5,500	O' Reilly Automotive	201,025	*
5,500	PETsMART, Inc.	178,475
6,000	Polo Ralph Lauren	588,660
		3,248,540
Semiconductors (2.0%)
6,500	Altera Corp.	143,845
6,000	MEMC Electronic Materials	366,720	*
16,000	Microchip Technology	592,640
10,500	Varian Semiconductor Equipment	420,630	*
		1,523,835
Software (1.3%)
13,000	Autodesk, Inc.	612,040	*
8,000	Citrix Systems	269,360	*
3,000	Salesforce.com, Inc.	128,580	*
		1,009,980
Technology (4.7%)
19,500	Activision, Inc.	364,065	*
8,500	Akamai Technologies	413,440	*
36,000	Arris Group	633,240	*
12,000	Cognizant Technology Solutions	901,080	*
2,000	Equinix Inc.	182,940	*
10,500	Foundry Networks	174,930	*
6,500	GSI Commerce	147,615	*
4,000	Netlogic Microsystems	127,360	*
6,000	NVIDIA Corp.	247,860	*
11,000	SBA Communications	369,490	*
		3,562,020
Telecommunications (5.9%)
18,300	American Tower	768,600	*
36,500	Dobson Communications	405,515	*
14,500	Leap Wireless International	1,225,250	*
14,200	Metropcs Communications	469,168	*
13,500	NeuStar, Inc.	391,095	*
15,000	NII Holdings	1,211,100	*
		4,470,728
Transportation (1.1%)
9,500	C.H. Robinson Worldwide	498,940
7,500	Expeditors International	309,750
		808,690
	Total Common Stocks (Cost $29,445,219)	48,724,113

See Notes to Schedule of Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Balanced Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
U.S. Government Agency Securities (4.2%)
$680,000	Fannie Mae, Notes, 5.38%, due 8/15/09	AGY	AGY	$682,517
2,050,000	Fannie Mae, Notes, 4.13%, due 5/15/10	AGY	AGY	1,991,847
100,000	Federal Home Loan Bank, Bonds, 5.00%, due 9/18/09	AGY	AGY	99,664
425,000	Freddie Mac, Notes, 4.38%, due 11/16/07	AGY	AGY	423,426	ØØ
	Total U.S. Government Agency Securities (Cost $3,209,937)			3,197,454
Mortgage-Backed Securities (20.7%)
Adjustable Alt-A Conforming Balance (0.8%)
585,782	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2007-HYB2, Class 2A1, 5.47%, due 5/25/47	Aaa	AAA	580,041
Adjustable Alt-A Jumbo Balance (0.9%)
715,451	JP Morgan Alternative Loan Trust, Ser. 2006-A2, Class 3A1, 5.95%, due 5/25/36		AAA	715,771
Adjustable Alt-A Mixed Balance (3.6%)
645,478	Bear Stearns ALT-A Trust, Ser. 2006-4, Class 32A1, 6.48%, due 7/25/36	Aaa	AAA	650,916	ØØ
635,432	Bear Stearns ALT-A Trust, Ser. 2007-2, Class 2A1, 5.61%, due 4/25/37	Aaa	AAA	630,944
386,347	First Horizon Alternative Mortgage Securities Trust, Ser. 2006-AA7, Class A1, 6.55%, due 1/25/37	Aaa		390,193
722,668	Nomura Asset Acceptance Corp., Ser. 2006-AR2, Class 2A2, 6.58%, due 4/25/36	Aaa	AAA	730,177
330,037	Residential Accredit Loans, Inc., Ser. 2005-QA10, Class A31, 5.61%, due 9/25/35	Aaa	AAA	329,160
				2,731,390
Adjustable Alt-B Mixed Balance (0.3%)
249,766	Lehman XS Trust, Ser. 2005-1, Class 2A1, 4.66%, due 5/25/08	Aaa	AAA	249,715	µ
Adjustable Conforming Balance (0.9%)
336,946	Adjustable Rate Mortgage Trust, Ser. 2005-10, Class 4A1, 5.38%, due 1/25/36	Aaa	AAA	335,354
320,308	IndyMac INDX Mortgage Loan Trust, Ser. 2005-AR23, Class 2A1, 5.54%, due 11/25/35	Aaa	AAA	318,753
				654,107
Adjustable Jumbo Balance (1.9%)
135,440	Banc of America Funding Corp., Ser. 2005-F, Class 4A1, 5.35%, due 9/20/35	Aaa	AAA	134,438
404,632	Banc of America Funding Corp., Ser. 2006-H, Class 2A3, 6.70%, due 9/20/46		AAA	406,529
361,285	Harborview Mortgage Loan Trust, Ser. 2006-3, Class 1A1A, 6.39%, due 6/19/36	Aaa	AAA	365,768
521,751	Merrill Lynch Mortgage Investors Trust, Ser. 2005-A1, Class 2A1, 4.53%, due 12/25/34		AAA	516,335
				1,423,070
Adjustable Mixed Balance (4.6%)
331,162	Banc of America Funding Corp., Ser. 2005-H, Class 7A1, 5.67%, due 11/20/35		AAA	331,037
244,134	Banc of America Funding Corp., Ser. 2006-A, Class 3A2, 5.90%, due 2/20/36		AAA	244,696
618,675	Countrywide Home Loans Mortgage Pass-Through Trust, Ser. 2006-HYB3, Class 1A1A, 5.48%, due 5/20/36	Aaa	AAA	622,857

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
$446,834	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2004-AR4, Class 2A1, 4.67%, due 5/25/34	Aaa	AAA	$441,240
347,133	First Horizon Mortgage Pass-Through Trust, Ser. 2005-AR5, Class 2A1, 5.44%, due 11/25/35		AAA	344,265
325,744	GMAC Mortgage Corp. Loan Trust, Ser. 2006-AR1, Class 1A1, 5.60%, due 4/19/36	Aaa	AAA	324,909
60,276	Harborview Mortgage Loan Trust, Floating Rate, Ser. 2004-4, Class 3A, 6.07%, due 7/19/07	Aaa	AAA	60,114	µ
646,516	IndyMac INDX Mortgage Loan Trust, Ser. 2006-AR3, Class 2A1A, 6.39%, due 3/25/36	Aaa	AAA	654,509
525,000	WaMu Mortgage Pass-Through Certificates, Ser. 2004-AR9, Class A7, 4.15%, due 8/25/34	Aaa	AAA	511,544
				3,535,171
Commercial Mortgage Backed (5.9%)
597,686	Banc of America Commercial Mortgage, Inc., Ser. 2006-3, Class A1, 5.68%, due 7/10/44		AAA	599,663
342,413	Banc of America Commercial Mortgage, Inc., Ser. 2005-6, Class A1, 5.00%, due 9/10/47	Aaa	AAA	339,295
330,679	Credit Suisse First Boston Mortgage Securities Corp., Ser. 2005-C6, Class A1, 4.94%, due 12/15/40	Aaa	AAA	327,715
666,068	GE Capital Commercial Mortgage Corp., Ser. 2002-2A, Class A2, 4.97%, due 8/11/36	Aaa	AAA	658,838
182,788	GMAC Commercial Mortgage Securities, Inc., Ser. 2006-C1, Class A1, 4.97%, due 11/10/45		AAA	180,974
306,432	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2004-C2, Class A1, 4.28%, due 5/15/41	Aaa		301,287
389,714	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2005-LDP5, Class A1, 5.03%, due 12/15/44	Aaa	AAA	386,604
434,074	JP Morgan Chase Commercial Mortgage Securities Corp., Ser. 2006-LDP7, Class A1, 5.83%, due 4/15/45	Aaa	AAA	437,432
326,358	LB-UBS Commercial Mortgage Trust, Ser. 2006-C3, Class A1, 5.48%, due 3/15/39	Aaa	AAA	326,436
725,021	Merrill Lynch/Countrywide Commercial Mortgage Trust, Ser. 2007-5, Class A1, 4.28%, due 8/12/48	Aaa	AAA	705,969
241,892	Morgan Stanley Capital I, Ser. 2005-HQ6, Class A1, 4.65%, due 8/13/42		AAA	238,317
				4,502,530
Mortgage-Backed Non-Agency (0.9%)
190,653	Countrywide Home Loans, Ser. 2005-R2, Class 2A4, 8.50%, due 6/25/35	Aaa	AAA	207,155	ñ
376,895	GSMPS Mortgage Loan Trust, Ser. 2005-RP2, Class 1A4, 8.50%, due 3/25/35	Aaa	AAA	397,566	ñ
78,621	GSMPS Mortgage Loan Trust, Ser. 2005-RP3, Class 1A4, 8.50%, due 9/25/35	Aaa	AAA	82,975	ñ
				687,696
Fannie Mae (0.3%)
187,167	Whole Loan, Ser. 2004-W8, Class PT, 10.16%, due 6/25/44	AGY	AGY	207,377	ØØ
Freddie Mac (0.6%)
241,478	Pass-Through Certificates, 8.00%, due 11/1/26	AGY	AGY	255,574
167,472	Pass-Through Certificates, 8.50%, due 10/1/30	AGY	AGY	179,263
				434,837
	Total Mortgage-Backed Securities (Cost $15,788,339)			15,721,705

See Notes to Schedule of Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Schedule of Investments Balanced Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
Corporate Debt Securities (9.1%)
Automobile Manufacturers (0.2%)
$190,000	DaimlerChrysler N.A. Holdings Corp., Guaranteed Unsecured Notes, 4.05%, due 6/4/08	Baa1	BBB	$187,334
Banks (0.8%)
160,000	Bank of America Corp., Senior Unsecured Notes, 3.88%, due 1/15/08	Aa1	AA	158,716
250,000	BankBoston NA, Subordinated Notes, 6.50%, due 12/19/07	Aa1	AA	250,743	ØØ
250,000	Wells Fargo & Co., Unsecured Notes, 3.13%, due 4/1/09	Aa1	AA+	240,949	ØØ
				650,408
Computers (0.4%)
280,000	Hewlett-Packard Co., Senior Unsecured Notes, 5.50%, due 7/1/07	A2	A	280,000	ØØ
Diversified Financial Services (5.4%)
300,000	Bear Stearns Co., Inc., Senior Unsecured Notes, 4.00%, due 1/31/08	A1	A+	297,712
225,000	Boeing Capital Corp., Senior Unsecured Notes, 4.75%, due 8/25/08	A2	A+	223,456
250,000	Caterpillar Financial Services Corp., Medium-Term Senior Unsubordinated Notes, Ser. F, 3.83%, due 12/15/08	A2	A	245,088
250,000	CIT Group, Inc., Senior Notes, 3.88%, due 11/3/08	A2	A	244,795	ØØ
100,000	Citigroup, Inc., Unsecured Notes, 4.25%, due 7/29/09	Aa1	AA	98,002
550,000	General Electric Capital Corp., Medium-Term Notes, Ser. A, 4.25%, due 9/13/10	Aaa	AAA	531,101
600,000	Goldman Sachs Group, Inc., Unsecured Notes, 4.13%, due 1/15/08	Aa3	AA-	596,242	ØØ
300,000	HSBC Finance Corp., Notes, 4.13%, due 12/15/08	Aa3	AA-	294,603	ØØ
300,000	International Lease Finance Corp., Unsubordinated Unsecured Notes, 3.50%, due 4/1/09	A1	AA-	290,598	ØØ
225,000	John Deere Capital Corp., Unsecured Notes, 3.90%, due 1/15/08	A2	A	223,241
275,000	JP Morgan Chase & Co., Senior Notes, 3.63%, due 5/1/08	Aa2	AA-	270,935
175,000	MBNA Corp., Notes, 4.63%, due 9/15/08	Aa1	AA	173,319
300,000	Merrill Lynch & Co., Medium-Term Notes, Ser. B, 4.00%, due 11/15/07	Aa3	AA-	298,326
300,000	Merrill Lynch & Co., Medium-Term Notes, Ser. C, 4.25%, due 9/14/07	Aa3	AA-	299,236	ØØ
				4,086,654
Insurance (0.5%)
400,000	Berkshire Hathaway Finance, Guaranteed Notes, 3.40%, due 7/2/07	Aaa	AAA	400,000	ØØ
Media (1.2%)
215,000	British Sky Broadcasting, Guaranteed Senior Unsecured Notes, 8.20%, due 7/15/09	Baa2	BBB	225,486
265,000	Comcast Cable Communications, Guaranteed Unsecured Unsubordinated Notes, 6.20%, due 11/15/08	Baa2	BBB+	267,103
165,000	News America Holdings, Inc., Guaranteed Notes, 7.38%, due 10/17/08	Baa2	BBB	168,290
250,000	Time Warner Entertainment LP, Debentures, 7.25%, due 9/1/08	Baa2	BBB+	254,555	ØØ
				915,434
Oil & Gas (0.2%)
135,000	Enterprise Products Operating LP, Guaranteed Notes, 4.00%, due 10/15/07	Baa3	BBB-	134,441

See Notes to Schedule of Investments

Schedule of Investments Balanced Portfolio cont'd

Principal Amount		Rating		Market Value†
		Moody's	S&P
Telecommunications (0.4%)
$290,000	Verizon Global Funding Corp., Senior Unsecured Notes, 4.00%, due 1/15/08	A3	A	$287,852	ØØ
	Total Corporate Debt Securities (Cost $6,968,389)			6,942,123
Asset-Backed Securities (0.8%)
129,566	Chase Funding Mortgage Loan, Ser. 2003-6, Class 1A3, 3.34%, due 5/25/26	Aaa	AAA	128,110
83,017	Ford Credit Auto Owner Trust, Ser. 2005-A, Class A3, 3.48%, due 11/15/08	Aaa	AAA	82,793
102,153	John Deere Owner Trust, Ser. 2005-A, Class A3, 3.98%, due 6/15/09	Aaa	AAA	101,597
90,709	Nissan Auto Receivables Owner Trust, Ser. 2005-A, Class A3, 3.54%, due 10/15/08	Aaa	AAA	90,508
524,167	Nomura Asset Acceptance Corp., Ser. 2006-S2, Class AIO, 10.00%, Interest Only Security, due 4/25/36	Aaa	AAA	33,662	ñ
282,000	Nomura Asset Acceptance Corp., Ser. 2005-S3, Class AIO, 20.00%, Interest Only Security, due 8/25/35	Aaa	AAA	18,595
485,574	Nomura Asset Acceptance Corp., Ser. 2005-S4, Class AIO, 20.00%, Interest Only Security, due 10/25/35	Aaa	AAA	43,550
553,938	Nomura Asset Acceptance Corp., Ser. 2006-AP1, Class AIO, 4.50%, Interest Only Security, due 1/25/36	Aaa	AAA	9,512
33,153	Saxon Asset Securities Trust, Ser. 2004-2, Class AF2, 4.15%, due 8/25/35	Aaa	AAA	33,027
75,166	USAA Auto Owner Trust, Ser. 2005-1, Class A3, 3.90%, due 7/15/09	Aaa	AAA	74,787
	Total Asset-Backed Securities (Cost $651,889)			616,141
Repurchase Agreements (1.4%)
1,065,000	Repurchase Agreement with Fixed Income Clearing Corp., 4.85%, due 7/2/07, dated 6/29/07, Maturity Value $1,065,430, Collateralized by $1,100,000 Fannie Mae, 5.55%, due 5/22/12 (Collateral Value $1,097,250) (Cost $1,065,000)			1,065,000	#
Number of Shares
Short-Term Investments (2.6%)
348,336	Neuberger Berman Prime Money Fund Trust Class			348,336	@
1,647,001	Neuberger Berman Securities Lending Quality Fund, LLC			1,647,001	‡
	Total Short-Term Investments (Cost $1,995,337)			1,995,337	#
	Total Investments (102.8%) (Cost $59,124,110)			78,261,873	##
	Liabilities, less cash, receivables and other assets [(2.8%)]			(2,117,219)
	Total Net Assets (100.0%)			$76,144,654

See Notes to Schedule of Investments

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Schedule of Investments Balanced Portfolio

†  Investments in equity securities by Neuberger Berman Advisers Management Trust Balanced Portfolio (the "Fund") are valued at the latest sale price where that price is readily available; securities for which no sales were reported, unless otherwise noted, are valued at the mean between the closing bid and asked prices. Securities traded primarily on the NASDAQ Stock Market are normally valued by the Fund at the NASDAQ Official Closing Price ("NOCP") provided by NASDAQ each business day. The NOCP is the most recently reported price as of 4:00:02 p.m., Eastern time, unless that price is outside the range of the "inside" bid and asked prices (i.e., the bid and asked prices that dealers quote to each other when trading for their own accounts); in that case, NASDAQ will adjust the price to equal the inside bid or asked price, whichever is closer. Because of delays in reporting trades, the NOCP may not be based on the price of the last trade to occur before the market closes. Investments in debt securities by the Fund are valued daily by obtaining bid price quotations from independent pricing services on all securities available in each service's data base. For all other securities requiring daily quotations, bid prices are obtained from principal market makers in those securities. The Fund values all other securities, including securities for which the necessary last sale, asked, and/or bid prices are not readily available, by methods the Board of Trustees of Neuberger Berman Advisers Management Trust (the "Board") has approved on the belief that they reflect fair value. Numerous factors may be considered when determining the fair value of a security, including available analyst, media or other reports, trading in futures or ADRs and whether the issuer of the security being fair valued has other securities outstanding. Foreign security prices are furnished by independent quotation services and expressed in local currency values. Foreign security prices are currently translated from the local currency into U.S. dollars using the exchange rate as of 4:00 p.m., Eastern time. The Board has approved the use of FT Interactive Data Corporation ("FT Interactive") to assist in determining the fair value of the Fund's foreign equity securities when changes in the value of a certain index suggest that the closing prices on the foreign exchanges may no longer represent the amount that the Fund could expect to receive for those securities. In this event, FT Interactive will provide adjusted prices for certain foreign equity securities using a statistical analysis of historical correlations of multiple factors. In the absence of precise information about the market values of these foreign securities as of the close of the New York Stock Exchange, the Board has determined on the basis of available data that prices adjusted in this way are likely to be closer to the prices the Fund could realize on a current sale than are the prices of those securities established at the close of the foreign markets in which the securities primarily trade. However, fair value prices are necessarily estimates, and there is no assurance that such a price will be at or close to the price at which the security next trades. Short-term debt securities with less than 60 days until maturity may be valued at cost which, when combined with interest earned, approximates market value.

#  At cost, which approximates market value.

##  At June 30, 2007, the cost of investments for U.S. federal income tax purposes was $59,276,237. Gross unrealized appreciation of investments was $19,355,744 and gross unrealized depreciation of investments was $370,108, resulting in net unrealized appreciation of $18,985,636, based on cost for U.S. federal income tax purposes.

*  Security did not produce income during the last twelve months.

ñ  Restricted security subject to restrictions on resale under federal securities laws. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers under Rule 144A and have been deemed by the investment manager to be liquid. At June 30, 2007, these securities amounted to $721,358 or 0.9% of net assets for the Fund.

ØØ  All or a portion of this security is segregated as collateral for financial futures contracts.

µ  Floating rate securities are securities whose yields vary with a designated market index or market rate. These securities are shown at their current rates as of June 30, 2007.

È  All or a portion of this security is on loan (see Note A of Notes to Financial Statements).

‡  Managed by an affiliate of Neuberger Berman Management Inc. and could be deemed an affiliate of the Fund (see Notes A & F of Notes to Financial Statements).

@  Neuberger Berman Prime Money Fund ("Prime Money") is also managed by Neuberger Berman Management Inc. and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money (see Notes A & F of Notes to Financial Statements).

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Assets and Liabilities

Neuberger Berman Advisers Management Trust	Balanced Portfolio
Assets
Investments in securities, at market value*† (Notes A & F)—see Schedule of Investments:
Unaffiliated issuers	$76,266,536
Affiliated issuers	1,995,337
78,261,873
Cash	12,020
Foreign currency	8,658
Dividends and interest receivable	210,669
Receivable for securities sold	99,093
Receivable for Fund shares sold	8,775
Receivable for variation margin (Note A)	4,453
Receivable for securities lending income (Note A)	9,672
Prepaid expenses and other assets	2,444
Total Assets	78,617,657
Liabilities
Payable for collateral on securities loaned (Note A)	1,647,001
Payable for securities purchased	684,450
Payable for Fund shares redeemed	43,184
Payable to investment manager—net (Notes A & B)	34,422
Payable to administrator (Note B)	18,780
Payable for securities lending fees (Note A)	8,517
Accrued expenses and other payables	36,649
Total Liabilities	2,473,003
Net Assets at value	$76,144,654
Net Assets consist of:
Paid-in capital	$81,907,519
Undistributed net investment income (loss)	1,244,518
Accumulated net realized gains (losses) on investments	(26,142,896)
Net unrealized appreciation (depreciation) in value of investments	19,135,513
Net Assets at value	$76,144,654
Shares Outstanding ($.001 par value; unlimited shares authorized)	6,007,058
Net Asset Value, offering and redemption price per share	$12.68
†Securities on loan, at market value:
Unaffiliated issuers	$1,625,095
*Cost of investments:
Unaffiliated issuers	$57,128,773
Affiliated issuers	1,995,337
Total cost of investments	$59,124,110
Total cost of foreign currency	$8,029

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UNAUDITED)

Statement of Operations

Neuberger Berman Advisers Management Trust	Balanced Portfolio
Investment Income
Income (Note A):
Interest income—unaffiliated issuers	$711,549
Income from investments in affiliated issuers (Note F)	1,984
Dividend income—unaffiliated issuers	104,491
Income from securities loaned—net (Note F)	6,560
Foreign taxes withheld	(604)
Total income	823,980
Expenses:
Investment management fees (Notes A & B)	202,553
Administration fees (Note B)	110,484
Audit fees	19,158
Custodian fees (Note B)	46,800
Insurance expense	1,314
Legal fees	6,911
Registration and filing fees	18,574
Shareholder reports	36,381
Shareholder servicing agent fees	792
Trustees' fees and expenses	11,906
Miscellaneous	2,842
Total expenses	457,715
Investment management fees waived (Note A)	(37)
Expenses reduced by custodian fee expense offset and commission recapture arrangements (Note B)	(2,720)
Total net expenses	454,958
Net investment income (loss)	369,022
Realized and Unrealized Gain (Loss) on Investments (Note A)
Net realized gain (loss) on:
Sales of investment securities of unaffiliated issuers	3,440,710
Financial futures contracts	(30,465)
Foreign currency	175
Change in net unrealized appreciation (depreciation) in value of:
Unaffiliated investment securities	3,808,800
Financial futures contracts	11,390
Foreign currency	574
Net gain (loss) on investments	7,231,184
Net increase (decrease) in net assets resulting from operations	$7,600,206

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Statement of Changes in Net Assets

	Balanced Portfolio
Neuberger Berman Advisers Management Trust	Six Months Ended June 30, 2007	Year Ended December 31, 2006 (Unaudited)
Increase (Decrease) in Net Assets:
From Operations:
Net investment income (loss)	$369,022	$745,203
Net realized gain (loss) on investments	3,410,420	7,844,073
Net increase from payments by affiliates (Note B)	—	695
Change in net unrealized appreciation (depreciation) of investments	3,820,764	(1,096,588)
Net increase (decrease) in net assets resulting from operations	7,600,206	7,493,383
Distributions to Shareholders From (Note A):
Net investment income	—	(585,710)
From Fund Share Transactions (Note D):
Proceeds from shares sold	2,884,999	4,869,838
Proceeds from reinvestment of dividends and distributions	—	585,710
Payments for shares redeemed	(6,606,711)	(13,815,179)
Net increase (decrease) from Fund share transactions	(3,721,712)	(8,359,631)
Net Increase (Decrease) in Net Assets	3,878,494	(1,451,958)
Net Assets:
Beginning of period	72,266,160	73,718,118
End of period	$76,144,654	$72,266,160
Undistributed net investment income (loss) at end of period	$1,244,518	$875,496

See Notes to Financial Statements

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Notes to Financial Statements  Balanced Portfolio

Note A—Summary of Significant Accounting Policies:

  1  General: Balanced Portfolio (the "Fund") is a separate operating series of Neuberger Berman Advisers Management Trust (the "Trust"), a Delaware statutory trust organized pursuant to a Trust Instrument dated May 23, 1994. The Trust is currently comprised of eleven separate operating series (each a "Series," collectively, the "Funds") each of which is diversified. The Trust is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"), and its shares are registered under the Securities Act of 1933, as amended. The Fund currently offers only Class I shares. The Board of Trustees of the Trust (the "Board") may establish additional series or classes of shares without the approval of shareholders.

The assets of each Series belong only to that Series, and the liabilities of each Series are borne solely by that Series and no other.

The preparation of financial statements in accordance with U.S. generally accepted accounting principles requires Neuberger Berman Management Inc. ("Management") to make estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates.

  2  Portfolio valuation: Investment securities are valued as indicated in the notes following the Schedule of Investments.

  3  Foreign currency translation: The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are currently translated into U.S. dollars using the exchange rates as of 4:00 p.m., Eastern time, to determine the value of investments, other assets and liabilities. Purchase and sale prices of securities, and income and expenses, are translated into U.S. dollars at the prevailing rate of exchange on the respective dates of such transactions. Net unrealized foreign currency gain (loss) arises from changes in the value of assets and liabilities, other than investments in securities, as a result of changes in exchange rates and is stated separately in the Statement of Operations.

  4  Securities transactions and investment income: Securities transactions are recorded on trade date for financial reporting purposes. Dividend income is recorded on the ex-dividend date or, for certain foreign dividends, as soon as the Fund becomes aware of the dividends. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Interest income, including accretion of discount (adjusted for original issue discount, where applicable), and accretion of market discount on long-term bonds and short-term investments, is recorded on the accrual basis. Realized gains and losses from securities transactions and foreign currency transactions, if any, are recorded on the basis of identified cost and stated separately in the Statement of Operations.

  5  Forward foreign currency contracts: The Fund may enter into forward foreign currency contracts ("contracts") in connection with planned purchases or sales of securities to hedge the U.S. dollar value of portfolio securities denominated in a foreign currency. The gain or loss arising from the difference between the original contract price and the closing price of such contract is included in net realized gains or losses on foreign currency transactions on settlement date. Fluctuations in the value of such contracts

Notes to Financial Statements Balanced Portfolio cont'd

are recorded for financial reporting purposes as unrealized gains or losses by the Fund until the contractual settlement date. The Fund could be exposed to risks if a counter party to a contract were unable to meet the terms of its contract or if the value of the foreign currency changes unfavorably. The U.S. dollar value of foreign currency underlying all contractual commitments held by the Fund is determined using forward foreign currency exchange rates supplied by an independent pricing service.

  6  Income tax information: The Funds are treated as separate entities for U.S. federal income tax purposes. It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no federal income or excise tax provision is required.

Income distributions and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund may also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

As determined on December 31, 2006, permanent differences resulting primarily from different book and tax accounting for foreign currency gains and losses, paydown gains and losses, and amortization of bond premium, were reclassified at fiscal year-end. These reclassifications had no effect on net income, net asset value or net asset value per share of the Fund.

The tax character of distributions paid during the years ended December 31, 2006 and December 31, 2005 was as follows:

Distributions Paid From:
Ordinary Income		Total
2006	2005	2006	2005
$585,710	$711,567	$585,710	$711,567

As of December 31, 2006, the components of distributable earnings (accumulated losses) on a U.S. federal income tax basis were as follows:

Undistributed Ordinary Income	Unrealized Appreciation (Depreciation)	Loss Carryforwards and Deferrals	Total
$875,496	$15,133,445	$(29,372,012)	$(13,363,071)

The difference between book basis and tax basis distributable earnings is attributable primarily to timing differences of wash sales, mark to market on certain foreign currency contracts, and amortization of bond premium.

To the extent the Fund's net realized capital gains, if any, can be offset by capital loss carryforwards, it is the policy of the Fund not to distribute such gains. As determined at December 31, 2006, the Fund had

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

unused capital loss carryforwards available for federal income tax purposes to offset net realized capital gains, if any, as follows:

Expiring in:
2009	2010
$15,638,001	$13,734,011

During the year ended December 31, 2006, the Fund utilized capital loss carryforwards of $7,649,065.

  7  Distributions to shareholders: The Fund may earn income, net of expenses, daily on its investments. Distributions from net investment income and net realized capital gains, if any, generally are distributed in October. Income distributions and capital gain distributions to shareholders are recorded on the ex-date.

  8  Foreign taxes: Foreign taxes withheld represent amounts withheld by foreign tax authorities, net of refunds recoverable.

  9  Expense allocation: Certain expenses are applicable to multiple funds. Expenses directly attributable to a Series are charged to that Series. Expenses of the Trust that are not directly attributed to a Series are allocated among the funds, on the basis of relative net assets, except where a more appropriate allocation of expenses to each of the funds can otherwise be made fairly. Expenses borne by the complex of related investment companies, which includes open-end and closed-end investment companies for which Management serves as investment manager, that are not directly attributed to a Series or the Trust are allocated among the Fund and the other investment companies in the complex or series thereof on the basis of relative net assets, except where a more appropriate allocation of expenses to each investment company in the complex or series thereof can otherwise be made fairly.

  10  Financial futures contracts: The Fund may buy and sell financial futures contracts to hedge against changes in securities prices resulting from changes in prevailing interest rates. At the time the Fund enters into a financial futures contract, it is required to deposit with the futures commission merchant a specified amount of cash or liquid securities, known as "initial margin," ranging upward from 1.1% of the value of the financial futures contract being traded. Each day, the futures contract is valued at the official settlement price of the board of trade or U.S. commodity exchange on which such futures contract is traded. Subsequent payments, known as "variation margin," to and from the broker are made on a daily basis as the market price of the financial futures contract fluctuates. Daily variation margin adjustments, arising from this "mark to market," are recorded by the Fund as unrealized gains or losses.

Although some financial futures contracts by their terms call for actual delivery or acceptance of financial instruments, in most cases the contracts are closed out prior to delivery by offsetting purchases or sales of matching financial futures contracts. When the contracts are closed, the Fund recognizes a gain or loss. Risks of entering into futures contracts include the possibility there may be an illiquid market, possibly at a time of rapidly declining prices, and/or a change in the value of the contract may not correlate with changes in the value of the underlying securities.

For U.S. federal income tax purposes, the futures transactions undertaken by the Fund may cause the Fund to recognize gains or losses from marking to market even though its positions have not been sold or

Notes to Financial Statements Balanced Portfolio cont'd

terminated, may affect the character of the gains or losses recognized as long-term or short-term, and may affect the timing of some capital gains and losses realized by the Fund. Also, the Fund's losses on transactions involving futures contracts may be deferred rather than being taken into account currently in calculating the Fund's taxable income.

During the six months ended June 30, 2007, the Fund entered into financial futures contracts. At June 30, 2007, open positions in financial futures contracts were:

Expiration	Open Contracts	Position	Unrealized Depreciation
September 2007	15 U.S. Treasury Notes, 2 Year	Long	$2,891

At June 30, 2007, the Fund had deposited $37,000 in Fannie Mae Whole Loan, 10.16%, due 6/25/44, to cover margin requirements on open financial futures contracts.

  11  Security lending: Since 2005, a third party, eSecLending, has assisted the Fund in conducting a bidding process to identify agents/principals that would pay a guaranteed amount to the Fund in consideration of the Fund entering into an exclusive securities lending arrangement.

Through a bidding process in August 2006, and in accordance with an Exemptive Order issued by the Securities and Exchange Commission, the Fund selected Neuberger Berman, LLC ("Neuberger"), an affiliate of the Fund, to be its exclusive lending agent for a specified period. Under the agreement entered into between the Fund and Neuberger, Neuberger pays a guaranteed amount to the Fund.

Under the securities lending arrangement, the Fund receives cash collateral at the beginning of each transaction equal to at least 102% of the prior day's market value of the loaned securities (105% in the case of international securities). The Fund may invest all the cash collateral in Neuberger Berman Securities Lending Quality Fund, LLC ("Quality Fund"), a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management.

Net income from the lending program represents the guaranteed amount plus income earned on the cash collateral invested in Quality Fund or in other investments, less cash collateral fees and other expenses associated with the loans. For the six months ended June 30, 2007, the Fund received net income under the securities lending arrangement of approximately $6,560, which is reflected in the Statement of Operations under the caption "Income from securities loaned-net." For the six months ended June 30, 2007, "Income from securities loaned-net" consisted of approximately $65,521 in income earned on cash collateral and guaranteed amounts (including approximately $58,426 of interest income earned from the Quality Fund and $7,095 in guaranteed amounts received from Neuberger), less fees and expenses paid of approximately $58,961 (including approximately $0 retained by Neuberger).

  12  Repurchase agreements: The Fund may enter into repurchase agreements with institutions that Management has determined are creditworthy. Each repurchase agreement is recorded at cost. The Fund requires that the securities purchased in a repurchase agreement be transferred to the custodian in a manner sufficient to enable the Fund to assert a perfected security interest in those securities in the event of a

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

default under the repurchase agreement. The Fund monitors, on a daily basis, the value of the securities transferred to ensure that their value, including accrued interest, is greater than amounts owed to the Fund under each such repurchase agreement.

  13  Transactions with other funds managed by Neuberger Berman Management Inc.: Pursuant to an Exemptive Order issued by the Securities and Exchange Commission, the Fund may invest in a money market fund managed by Management or an affiliate. The Fund invests in Neuberger Berman Prime Money Fund ("Prime Money"), as approved by the Board. Prime Money seeks to provide the highest available current income consistent with safety and liquidity. For any cash that the Fund invests in Prime Money, Management waives a portion of its management fee equal to the management fee it receives from Prime Money on those assets (the "Arrangement"). For the six months ended June 30, 2007, management fees waived under this Arrangement amounted to $37 and are reflected in the Statement of Operations under the caption "Investment management fees waived." For the six months ended June 30, 2007, income earned under this Arrangement amounted to $1,984 and is reflected in the Statement of Operations under the caption "Income from investments in affiliated issuers."

  14  Dollar rolls: The Fund may enter into dollar roll transactions with respect to mortgage-backed securities. In a dollar roll transaction, the Fund sells securities for delivery in the current month and simultaneously agrees to repurchase substantially similar (i.e., same type and coupon) securities on a specified future date from the same party. During the period before the repurchase, the Fund foregoes principal and interest payments on the securities. The Fund is compensated by the difference between the current sales price and the forward price for the future purchase (often referred to as the "drop"), as well as by the interest earned on the cash proceeds of the initial sale. Dollar rolls may increase fluctuations in the Fund's net asset value and may be viewed as a form of leverage. There is a risk that the counter party will be unable or unwilling to complete the transaction as scheduled, which may result in losses to the Fund.

  15  Indemnifications: Like many other companies, the Trust's organizational documents provide that its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, both in some of its principal service contracts and in the normal course of its business, the Trust enters into contracts that provide indemnifications to other parties for certain types of losses or liabilities. The Trust's maximum exposure under these arrangements is unknown as this could involve future claims against the Trust.

Note B—Management Fees, Administration Fees, Distribution Arrangements, and Other Transactions With Affiliates:

Fund shares are issued and redeemed in connection with investments in and payments under certain variable annuity contracts and variable life insurance policies issued through separate accounts of life insurance companies and are also offered directly to qualified pension and retirement plans.

The Fund retains Management as its investment manager under a Management Agreement. For such investment management services, the Fund pays Management a fee at the annual rate of 0.55% of the first $250 million of the Fund's average daily net assets, 0.525% of the next $250 million, 0.50% of the

Notes to Financial Statements Balanced Portfolio cont'd

next $250 million, 0.475% of the next $250 million, 0.45% of the next $500 million, 0.425% of the next $2.5 billion, and 0.40% of average daily net assets in excess of $4 billion.

The Fund retains Management as its administrator under an Administration Agreement. The Fund pays Management an administration fee at the annual rate of 0.30% of its average daily net assets under this agreement. Additionally, Management retains State Street Bank and Trust Company ("State Street") as its sub-administrator under a Sub-Administration Agreement. Management pays State Street a fee for all services received under this agreement.

The Board adopted a non-fee distribution plan for the Fund.

Management has contractually undertaken through December 31, 2010 to reimburse the Fund for its operating expenses (excluding the fees payable to Management, interest, taxes, brokerage commissions, extraordinary expenses, and transaction costs) ("Operating Expenses") which exceed, in the aggregate, 1.00% per annum of the Fund's average daily net assets (the "Expense Limitation"). For the six months ended June 30, 2007, no reimbursement to the Fund was required. The Fund has agreed to repay Management through December 31, 2013 for its excess Operating Expenses previously reimbursed by Management, so long as its annual Operating Expenses during that period do not exceed its Expense Limitation, and the repayment is made within three years after the year in which Management issued the reimbursement. During the six months ended June 30, 2007, there was no reimbursement to Management under this agreement. At June 30, 2007, the Fund had no contingent liability to Management under this agreement.

Management and Neuberger, a member firm of the New York Stock Exchange and sub-adviser to the Fund, are wholly-owned subsidiaries of Lehman Brothers Holdings Inc. ("Lehman"), a publicly-owned holding company. Neuberger is retained by Management to furnish it with investment recommendations and research information without added cost to the Fund. Several individuals who are officers and/or Trustees of the Trust are also employees of Neuberger and/or Management.

The Fund has entered into a commission recapture program, which enables it to pay some of its operational expenses by recouping a portion of the commissions it pays to a broker that is not a related party of the Fund. Pursuant to the agreement, brokers pay recaptured commissions to the Fund's custodian and the custodian directs these amounts toward payment of expenses such as custodial, transfer agency or accounting services. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $2,141.

For the year ended December 31, 2006, the Fund recorded a capital contribution from Management in the amount of $695. This amount was paid in connection with losses outside the Fund's direct control incurred in the disposition of foreign currency contracts. Management does not normally make payments for losses incurred in the disposition of foreign currency contracts.

The Fund has an expense offset arrangement in connection with its custodian contract. For the six months ended June 30, 2007, the impact of this arrangement was a reduction of expenses of $579.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Note C—Securities Transactions:

Cost of purchases and proceeds of sales and maturities of long-term securities (excluding financial futures contracts and foreign currency contracts) for the six months ended June 30, 2007 were as follows:

Purchases of U.S. Government and Agency Obligations	Purchases excluding U.S. Government and Agency Obligations	Sales and Maturities of U.S. Government and Agency Obligations	Sales and Maturities excluding U.S. Government and Agency Obligations
$5,413,308	$15,389,058	$2,985,303	$20,491,778

During the six months ended June 30, 2007, brokerage commissions on securities transactions amounted to $23,921, of which Neuberger received $0, Lehman Brothers Inc. received $3,856, and other brokers received $20,065.

Note D—Fund Share Transactions:

Share activity for the six months ended June 30, 2007 and the year ended December 31, 2006 was as follows:

	For the Six Months Ended June 30, 2007	For the Year Ended December 31, 2006
Shares Sold	237,132	443,899
Shares Issued on Reinvestment of Dividends and Distributions	—	52,719
Shares Redeemed	(547,383)	(1,254,446)
Total	(310,251)	(757,828)

Note E—Line of Credit:

At June 30, 2007, the Fund was a participant in a single committed, unsecured $150,000,000 line of credit with a consortium of banks organized by State Street, to be used only for temporary or emergency purposes. Other investment companies managed by Management also participate in this line of credit on the same terms. Interest is charged on borrowings under this agreement at the overnight Federal Funds Rate plus 0.50% per annum. A facility fee of 0.07% per annum of the available line of credit is charged, of which the Fund has agreed to pay its pro rata share, based on the ratio of its individual net assets to the net assets of all participants at the time the fee is due and payable. The fee is paid quarterly in arrears. Because several investment companies participate, there is no assurance that an individual fund will have access to all or any part of the $150,000,000 at any particular time. There were no loans outstanding pursuant to this line of credit at June 30, 2007. During the six months ended June 30, 2007, the Fund did not utilize this line of credit.

Notes to Financial Statements Balanced Portfolio cont'd

Note F—Investments in Affiliates*:

Name of Issuer	Balance of Shares Held December 31, 2006	Gross Purchases and Additions	Gross Sales and Reductions	Balance of Shares Held June 30, 2007	Value June 30, 2007	Income from Investments in Affiliated Issuers Included in Total Income
Neuberger Berman Prime Money Fund Trust Class**	—	3,535,106	3,186,770	348,336	$348,336	$1,984
Neuberger Berman Securities Lending Quality Fund, LLC***	488,001	13,107,000	11,948,000	1,647,001	1,647,001	58,426
Total					$1,995,337	$60,410

*  Affiliated issuers, as defined in the 1940 Act.

**  Prime Money is also managed by Management and may be considered an affiliate since it has the same officers, Board members, and investment manager as the Fund and because, at times, the Fund may own 5% or more of the outstanding voting securities of Prime Money.

***  Quality Fund, a fund managed by Lehman Brothers Asset Management LLC, an affiliate of Management, is used to invest cash the Fund receives as collateral for securities loaned as approved by the Board. Because all shares of Quality Fund are held by funds in the related investment management complex, Quality Fund may be considered an affiliate of the Fund.

Note G—Recent Accounting Pronouncement:

In September 2006, the Financial Accounting Standards Board ("FASB") issued FASB Statement No. 157, "Fair Value Measurement" ("SFAS 157"), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. Management believes the adoption of SFAS 157 will not have a material impact on the Fund's financial positions or results of operations.

Note H—Unaudited Financial Information:

The financial information included in this interim report is taken from the records of the Fund without audit by an independent registered public accounting firm. Annual reports contain audited financial statements.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Financial Highlights Balanced Portfolio

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the Financial Statements.

	Six Months Ended June 30,		Year Ended December 31,
	2007 (Unaudited)		2006	2005	2004	2003	2002
Net Asset Value, Beginning of Period	$11.44		$10.42	$9.64	$8.93	$7.81	$9.66
Income From Investment Operations:
Net Investment Income (Loss)‡	.06		.11	.04	.05	.07	.12
Net Gains or Losses on Securities (both realized and unrealized)	1.18		1.00	.84	.77	1.20	(1.75)
Total From Investment Operations	1.24		1.11	.88	.82	1.27	(1.63)
Less Distributions From:
Net Investment Income	—		(.09)	(.10)	(.11)	(.15)	(.22)
Net Asset Value, End of Period	$12.68		$11.44	$10.42	$9.64	$8.93	$7.81
Total Return††	+10.84	%**	+10.67%	+9.18%	+9.31%	+16.28%	–17.15%
Ratios/Supplemental Data
Net Assets, End of Period (in millions)	$76.1		$72.3	$73.7	$81.1	$84.9	$80.5
Ratio of Gross Expenses to Average Net Assets#	1.24	%*	1.19%	1.14%	1.10%	1.12%	1.12%
Ratio of Net Expenses to Average Net Assets	1.24	%*§	1.18%§	1.13%§	1.09%§	1.11%§	1.12%
Ratio of Net Investment Income (Loss) to Average Net Assets	1.00	%*	1.01%	.41%	.56%	.82%	1.37%
Portfolio Turnover Rate	29	%**	62%	82%	110%	121%	106%

See Notes to Financial Highlights

Notes to Financial Highlights Balanced Portfolio

††  Total return based on per share net asset value reflects the effects of changes in net asset value on the performance of the Fund during each fiscal period and assumes dividends and other distributions, if any, were reinvested. Results represent past performance and do not guarantee future results. Current returns may be lower or higher than the performance data quoted. Investment returns and principal may fluctuate and shares when redeemed may be worth more or less than original cost. Total return would have been lower if Management had not waived certain expenses. The total return information shown does not reflect charges and other expenses that apply to the separate account or the related insurance policies, and the inclusion of these charges and other expenses would reduce the total return for all fiscal periods shown. For the year ended December 31, 2006, Management reimbursed the Fund for losses incurred in connection with the disposition of foreign currency contracts, which had no impact on total return.

#  The Fund is required to calculate an expense ratio without taking into consideration any expense reductions related to expense offset arrangements.

‡  Calculated based on the average number of shares outstanding during each fiscal period.

§  After waiver of a portion of the investment management fee by Management. Had Management not undertaken such action, the annualized ratios of net expenses to average daily net assets would have been:

Six Months Ended June 30,	Year Ended December 31,
2007	2006	2005	2004	2003
1.24%	1.81%	1.13%	1.09%	1.11%

*  Annualized.

**  Not annualized.

NEUBERGER BERMAN ADVISERS MANAGEMENT TRUST JUNE 30, 2007 (UNAUDITED)

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Trust uses to determine how to vote proxies relating to portfolio securities is available, without charge, by calling 1-800-877-9700 (toll-free) and on the website of the Securities and Exchange Commission, at www.sec.gov. Information regarding how the Trust voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is also available, without charge, by calling 1-800-877-9700 (toll-free), on the website of the Securities and Exchange Commission at www.sec.gov, and on Management's website at www.nb.com.

Quarterly Portfolio Schedule

The Trust files a complete schedule of portfolio holdings for the Fund with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The Trust's Forms N-Q are available on the Securities and Exchange Commission's website at www.sec.gov and may be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The information on Form N-Q is available upon request, without charge, by calling 1-800-877-9700 (toll-free).

ITEM 2.                  CODE OF ETHICS

Not applicable. Only required in an annual report.

ITEM 3.                  AUDIT COMMITTEE FINANCIAL EXPERT

Not applicable. Only required in an annual report.

ITEM 4.                  PRINCIPAL ACCOUNTANT FEES AND SERVICES

Not applicable. Only required in an annual report.

ITEM 5.                  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not applicable to the Registrant.

ITEM 6.                  SCHEDULE OF INVESTMENTS.

The complete schedule of investments for each series is disclosed in the Registrant’s semi-annual reports to shareholders, which are included as Item 1 of this Form N-CSR.

ITEM 7.                  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.                  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.                  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to Registrant.

ITEM 10.                SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no changes to the procedures by which shareholders may recommend nominees to the Board.

ITEM 11.                CONTROLS AND PROCEDURES

(a)           Based on an evaluation of the disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act) as of a date within 90 days of the filing date of this report, the Chief Executive Officer and Treasurer of the Registrant have concluded that such disclosure controls and procedures are effectively designed to ensure that information required to be disclosed by the Registrant is accumulated and communicated to the Registrant’s management to allow timely decisions regarding required disclosure.

(b)           There was no change in the Registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12.                EXHIBITS

(a)                                  (1)  Not applicable. Only required in an annual report.

(2)  The certifications required by Rule 30a-2(a) under the Act, are attached hereto.

(3)  Not applicable.

(b)                                 The certifications required by Rule 30a-2(b) under the Act, Rule13a-14(b) or Rule 15d-14(b) under the Securities Exchange Act of 1934 (“Exchange Act”), and Section 1350 of Chapter 63 of Title 18 of the United States Code are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Neuberger Berman Advisers Management Trust

By:	/s/ Peter E. Sundman
Peter E. Sundman
Chief Executive Officer

Date: August 17, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Peter E. Sundman
Peter E. Sundman
Chief Executive Officer

Date: August 17, 2007

By:	/s/ John M. McGovern
John M. McGovern
Treasurer, Principal Financial and Accounting Officer

Date: August 17, 2007